As filed with the Securities and Exchange Commission on July 29, 2016
                                                                                       Securities Act Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

MacKenzie Realty Capital, Inc.

1640 School Street
 Moraga, California 94556
 (925) 631-9100

AGENT FOR SERVICE
Chip Patterson
1640 School Street
 Moraga, California 94556

Copies of Communications to:

Steven F. Carman, Esq.
Tracy D. Mackey, Esq. Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of the Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):   when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed	Proposed Maximum
Title of Securities Being Registered	Amount to be Registered	Maximum Offering Price Per Share	Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock	15,000,000	$10.00	150,000,000	$15,105.00

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $150,000,000.
(2)	Paid herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall  become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS – SUBJECT TO COMPLETION ____________, 2016 MacKenzie Realty Capital, Inc. Up to a Maximum of 15,000,000 Shares of Common Stock
We are an externally managed non‑diversified company that has elected to be treated as a business development company under the Investment Company Act of 1940 (or the "1940 Act"). Our investment objective is to generate both current income and capital appreciation through debt and equity real estate‑related investments. We are advised by MCM Advisers, LP. MacKenzie Capital Management, LP provides us with non‑investment management services and the administrative services necessary for us to operate.
We seek to continue and expand the business of our initial portfolio of assets we acquired on February 28, 2013 from eight private funds, which we refer to as our "Legacy Funds," and the investments we have acquired with proceeds from our initial offering ("Initial Offering"). We intend to continue to invest primarily in debt and equity real estate‑related securities. We qualified to be taxed as a real estate investment trust (or "REIT") beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return.
We are offering on a continuous basis up to 15,000,000 Shares at an initial offering price of $10 per Share; however, if our net asset value ("NAV") per Share is above $10 per Share (as it is of the date hereof), and if our shareholders do not continue to approve the sale of Shares below NAV, then we may supplement this prospectus and sell our Shares at a higher price in order to avoid selling our Shares at a price which, after deduction of selling commissions and dealer manager fees, is below our NAV per Share. Because of the possibility that the price per Share will change, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than for a number of Shares. We are required to file post‑effective amendments to this registration statement, which are subject to Securities and Exchange Commission (or "SEC") review, to allow us to continue this offering for at least three years.
Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See "Risk Factors" beginning on page 14 to read about the risks you should consider before buying Shares, including the risk of leverage.
●	You should not expect to be able to sell your Shares regardless of how we perform; and if you are able to sell your Shares, you will likely receive less than your purchase price and less than current NAV.
● We do not intend to list our Shares on any securities exchange until 2024, and we do not expect a secondary market in the Shares to develop.
●	We have implemented a Share repurchase program, but we do not expect to repurchase more than 5.0% of the Shares that were outstanding in the prior year on average. In addition, any such repurchases will be at a 10.0% discount to the most recent offering price for 2 years following the close of the Offering, rising thereafter. See "Share Repurchase Program".
● Dividends are not guaranteed, and we are permitted to return a limited amount of our capital, or borrow, to fund dividends (though we intend to do neither).
●	You should consider that you may not have access to the money you invest for an indefinite period of time.
●	An investment in our Shares is not suitable for you if you need access to the money you invest. See "Share Repurchase Program" and "Suitability of Stockholders."
●	Because you will be unable to sell your Shares, you will be unable to reduce your exposure on any market downturn unless and until we list the Shares.
NEITHER THE SEC, NOR THE ATTORNEY GENERAL OF THE STATE OF NEW YORK, NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF OUR COMMON STOCK, DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE OR PASSED ON OR ENDORSED THE MERITS OF OUR OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE USE OF FORECASTS IS PROHIBITED AND ANY REPRESENTATION TO THE CONTRARY AND ANY PREDICTIONS, WRITTEN OR ORAL, AS TO THE AMOUNT OR CERTAINTY OF ANY PRESENT OR FUTURE CASH BENEFIT OR TAX CONSEQUENCE WHICH MAY FLOW FROM AN INVESTMENT IN OUR COMMON STOCK IS NOT PERMITTED.

	Price to Public	Sales Load(2)	Net Proceeds to us(3)
Per Share	$10	$1.00	$8.70
Total Maximum(1)	$150,000,000	$15,000,000	$130,500,000

(1)	There is no minimum number of Shares we must sell to effect this offering. The total maximum ("Total Maximum") assumes the sale of the maximum number of 15,000,000 Shares offered in this offering.
(2)
We will pay selected brokers (the "Selling Agents") a sales load of 7.0% of the offering price, which load is reduced based on the number of Shares purchased from a Selling Agent, and we will also pay our dealer manager, Arete Wealth Management, LLC ("Arete"), a dealer manager fee of up to 1.9% of the offering price (the "Dealer Manager Fee"). If Shares are purchased through investment advisers, we will only pay the Dealer Manager Fee to Arete, and no commissions will be payable. For purposes of the table, we have assumed a sales charge of 7.0%. To the extent purchasers qualify for the volume discounts or purchase through certain investment advisory accounts, the sales load amount shown in the table would be less and our net proceeds may be more. Selling Agents may also receive a marketing support fee of 1.1% of the offering price from us (the "Marketing Support Fee"). If the foregoing fees do not total 10%, we may also pay (i) direct bona fide accountable due diligence or marketing expenses and/or (ii) other non‑cash compensation to certain broker‑dealers, each up to 0.25% of the offering price, but in no event will the total compensation to broker‑dealers exceed 10.0% of the offering price. See "Arrangements with Dealer Manager and Selected Broker Dealers."

(3)
We estimate that we will incur approximately $1,000,000 in costs in connection with this offering (not including any costs or expenses incurred in connection with the Initial Offering).  To the extent that these costs exceed $1,650,000 for this offering, any additional amounts will be reimbursed by our investment adviser, MCM Advisers, LP, except to the extent the full 10.0% in broker fees described above are not incurred. In such case, the difference will be available to be paid or reimbursed by us to brokers for marketing expenses or other non‑cash compensation. Therefore, our offering costs will have either been paid by persons holding our common stock before the commencement of this offering (and will not be directly born by investors in this offering), or will be paid by our adviser, or will be paid out of the amount not paid under the 10.0% in broker fees described above. We will also pay our investment adviser a portfolio structuring fee of 3.0% of the gross proceeds of this offering (the "Portfolio Structuring Fee") for its initial investment advisory services to us.

There are no arrangements to place offering proceeds in escrow, trust, or similar arrangement. Our securities are being offered on a best efforts basis and we expect bi‑monthly closings. We currently intend to terminate this offering in October 2019. The minimum initial investment for an individual is $5,000. Out of that amount (assuming the Total Maximum is sold), $405 will normally be paid in sales load and Marketing Support Fees, $95 will normally be paid for the Dealer Manager Fee, and $150 will be paid for the Portfolio Structuring Fee. Therefore, of the initial $5,000 investment, $4,350 will normally be used for investment purposes. To the extent an investor qualified for a volume discount or purchased as a client of certain investment advisers, more of such investor's capital could be used for investment purposes. To the extent the full 10.0% of broker fees is not incurred, the remaining portion of 10.0% of a subscription may be used to pay other organizational and marketing expenses, resulting in the same net proceeds to us.

The date of this prospectus is __________, 2016.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements, and other information about us with the SEC. We will also provide our stockholders with quarterly reports containing the information contained in any quarterly report filed by us with the SEC. This information will be available free of charge by contacting us by mail at 1640 School Street, Moraga, California 94556, by telephone at (925) 631‑9100 or (800) 854‑8357, or on our website at http://www.mackenzierealty.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update, or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing post‑effective amendments to the registration statement to include new annual audited financial statements as they become available, or amending our prospectus or if our NAV declines more than 10.0% from our NAV on the effective date of our registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC or any state securities authority reviews any such amendment until it is declared effective.

You should rely on the information contained in this prospectus and any prospectus supplement. We have not, and the Selling Agents have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus and any prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front cover of such prospectus or prospectus supplement. We will amend or supplement this prospectus in the event of any material change to the information contained herein. Attached at the end of this prospectus is a Table of Definitions that should be referenced in connection with reading this prospectus or any prospectus supplement.

MacKenzie Realty Capital, Inc.

Suitability of Stockholders

We have established minimum income and net worth standards for purchasers of our Shares because there is not likely to be a substantial or active secondary market for trading our Shares. We believe these standards are reasonable for us and the risks associated with the purchase of our shares. Generally, purchasers must have either (i) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (ii) a minimum net worth of $250,000; though purchasers in certain states must meet higher minimums, limit the percentage of their net worth invested in us, or purchase a minimum number of shares, as described below under "Regulation as a Business Development Company—State Registration Matters." Net worth will be determined exclusive of home, home furnishings, and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary. For a discussion of state–specific standards regarding the suitability of stockholders, see "Regulation as a Business Development Company – State Registration Matters – Suitability of Stockholders."
Each person selling Shares on our behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each investor. In making this determination, each person selling Shares on our behalf will ascertain that the prospective investor:
●	meets the minimum income and net worth standard established;
●	can reasonably benefit from ownership in MRC based on the prospective stockholder's overall investment objectives and portfolio structure;
●	is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation;
●	has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the stockholder may lose the entire investment; (iii) the lack of liquidity of our Shares; (iv) the restrictions on transferability of our shares; and (v) the tax consequences of the investment.

Each person selling Shares on our behalf will make this determination on the basis of information it obtains from each prospective investor. Relevant information for this purpose will include the age, investment objective, investment experience, income, net worth, financial situation, and other investments of the prospective stockholders, as well as any other pertinent factors. The Manager and any Sponsor (as defined in our articles of incorporation (or "Charter") to include any person who organizes, manages or controls us, and any Affiliate of such person, such as our Investment Adviser, Manager and Administrator) or each person selling Shares on our or a Sponsor's behalf will maintain records for at least six years of the information used to determine that an investment in our Shares is suitable and appropriate for a stockholder.
SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the documents to which we have referred.
Except where the context suggests otherwise, the terms "we," "us," "our" and "MRC" refer to MacKenzie Realty Capital, Inc., the terms "MCM Advisers," "Adviser" or "Investment Adviser" refer to MCM Advisers, LP, and the terms "MacKenzie Capital Management," the "Manager" or the "Administrator" refer to MacKenzie Capital Management, LP.
MacKenzie Realty
We are an externally managed non‑diversified company that has elected to be treated as a business development company ("BDC") under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through real estate‑related investments. We are advised by MCM Advisers, and MacKenzie Capital Management provides us with non‑investment management services and administrative services necessary for us to operate.
We were formed to continue and expand the business of the Legacy Funds, the assets of which we acquired on February 28, 2013. As part of this continuation and expansion, we intend to continue to invest primarily in debt and equity real estate‑related securities. We qualified to be taxed as a real estate investment trust (or "REIT") beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return.  In our Initial Offering, as of June 30, 2016, we have raised approximately $33,830,074 in gross proceeds (and $29,514,746 in net proceeds) from the sale of  3,385,861.54 Shares, and have invested substantially all of such proceeds.
Our investments will generally range in size from $10 thousand to $3 million. However, we may make larger investments from time to time on an opportunistic basis. We intend to focus primarily on real estate‑related securities. We will purchase most of our securities (i) directly from existing security holders, (ii) through established securities markets, and (iii) in the case of unregistered, privately offered securities, directly from issuers. We will invest primarily in debt and equity securities issued by U.S. companies that primarily own commercial real estate that are either illiquid or not listed on any exchange.
Consistent with the approach taken by the Legacy Funds and in our investing of proceeds from our Initial Offering, we will generally seek to invest in interests of real estate‑related limited partnerships and REITs. Under normal market conditions, we will invest at least 80.0% of our total assets in common stocks and other equity or debt securities issued by real estate companies, including REITs and similar REIT‑like entities. A real estate company is one that (i) derives at least 50.0% of its revenue from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate and land; or (ii) has at least 50.0% of its assets invested in such real estate. We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders. However, limited liability entities that we may invest in may in turn hold interests in general partnerships, joint ventures, or other non‑limited liability entities. We generally consider purchasing securities issued by entities that have (i) completed the initial offering of their securities, (ii) operated for a period of at least two years, and typically more than five years, from the completion of their initial offering, and (iii) fully invested their capital in real properties or other real estate‑related investments.
We may also acquire (i) individual mortgages secured by real property (i.e., we may originate such loans or we may purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income producing real property, and (iii) using no more than 20.0% of our available capital, securities of issuers that own assets other than real estate.
Legacy Portfolio Acquisition
On February 28, 2013, we acquired a portfolio of assets we refer to as the "Legacy Portfolio" from eight private funds (MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC), which we refer to collectively as the "Legacy Funds." We refer to this transaction in its entirety as the "Legacy Portfolio Acquisition."  The Legacy Funds are advised by MCM Advisers and managed by MacKenzie Capital Management. The Legacy Portfolio had a fair value of approximately $6.92 million on February 28, 2013, as determined by our Board of Directors. As consideration for our acquisition of the Legacy Portfolio, a total of 692,217 shares of our common stock were issued to the Legacy Funds.

Status of Our Ongoing Public Offering

   On August 2, 2013, our prior registration statement was declared effective by the SEC.  From commencement of the Initial Offering through June 30, 2016, we raised total gross proceeds of approximately $ 34,845,835 including proceeds from our dividend reinvestment plan.  As of June 30, 2016, we have 4,057,332.64 shares of our common stock issued and outstanding, including 692,217 Shares issued in connection with the Legacy Portfolio Acquisition (which were not offered as part of the Initial Offering).  As of June 30, 2016, we have repurchased 169,607.49 Shares pursuant to our Share Repurchase Program at $9 per Share.  The following table summarizes the sales of Shares from the commencement of the offering through June 30, 2016 (not including the Legacy Portfolio Acquisition):

	Gross Proceeds Including Proceeds from DRIP Plan	Shares Issued	Average Price per Share

Fiscal Year Ended June 30, 2016	$20,185,950	2,030,327	$9.94
Fiscal Year Ended June 30, 2015	13,003,984	1,302,805.06	9.98
Fiscal Year Ended June 30, 2014	1,655,901	165,590.67	10.00
Total	$34,845,835	3,498,723.13	$9.96

About MacKenzie Capital Management
We are managed by MacKenzie Capital Management, a California limited partnership that is owned by three sub‑partnerships that are owned in varying percentages by MacKenzie Capital Management and MCM Advisers employees and the extended family of Messrs. C.E. Patterson, Chip Patterson, Glen Fuller and Robert Dixon. The general partner of the Manager is MCM‑GP, Inc., a California corporation owned by the same individuals. The majority of the beneficial interests of the Manager are owned by C.E. Patterson, Berniece A. Patterson, Robert Dixon, Glen Fuller, and Chip Patterson, in addition to other family members. Certain non‑family employees of the Manager own minority interests in the Manager that represent in the aggregate less than 10.0% of the equity in the Manager. Our Manager manages all of our affairs except for providing investment advice. Our Manager and its predecessor companies have been engaged in the management and sponsorship of offerings that invest primarily in real estate‑related securities since 1982.
About MCM Advisers
We are advised by MCM Advisers, whose investment team members have an average of nearly 20 years of experience investing in real estate‑related securities. MCM Advisers' investment team also presently advises 50 private equity funds. Those private funds have investment objectives and strategies that are similar to ours.
We expect to benefit from the ability of our Investment Adviser's investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans, and manage and monitor a relatively diversified portfolio of those investments. Our Investment Adviser's investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.
Our Adviser is registered with the SEC and is owned by the same beneficial owners and in the same proportions as the Manager. Our Adviser is led by its investment team: C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser; Glen W. Fuller, who serves as Chief Operating Officer and Managing Director of the General Partner of our Manager and our Adviser; Chip Patterson, who serves as Managing Director and General Counsel, and Director of the General Partner of our Manager and our Adviser; Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser; Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our Manager and our Adviser; and Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser. We consider C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson to be MCM Advisers' investment team.
Potential Market Opportunity
We intend to continue to pursue a strategy focused on investing primarily in illiquid or non‑traded debt and equity securities issued by U.S. companies that primarily own commercial real estate. These companies are likely to be non‑traded REITs ("NTRs"), small‑capitalization publicly traded REITs, public and private real estate limited partnerships ("RELPs"), limited liability companies ("LLCs"), and tenancies‑in‑common ("TICs"). We believe the size of this market and certain recent developments, coupled with MCM Adviser's network, create an attractive investment environment for our strategy for a number of reasons, including:
•
Expected opportunities for investor liquidity have disappeared. Most NTRs intended to offer their shareholders a quarterly shareholder redemption program. When the recession of 2007-2009 began, most NTR sponsors suspended their shareholder redemption plans to conserve cash. Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now have experienced a decline in property value and are unable to liquidate profitably. As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital. During the recession of 2007-2009, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties. Some companies in the retail, hospitality, and multi‑family sectors deferred maintenance in order to preserve cash. For these reasons, we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many loans are due or coming due in the next few years. During the last economic expansion from 2003 – 2008, many real estate acquisitions were financed with loans having 5 or 10‑year maturities. Many companies have had and will have difficulty refinancing these loans as a result of a decline in the value of their property, forcing them to look for less traditional, and more expensive, lenders.

•
Small transaction sizes allow for a profitable niche. The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000. Similarly, most of the RELPs, LLCs, and TICs that we target for loans will need less than $10 million in recapitalization loans or equity. As a result, most real estate investment firms cannot efficiently compete with us in such small transactions. Our Adviser has 31 years of experience closing such transactions with very low transaction costs.

Investment Strategy
Our investment objective is to generate both current income and capital appreciation through debt and equity real estate‑related investments. Our Independent Directors will review our investment policies with sufficient frequency, but at least annually, to determine that the policies we are following are in the best interests of our stockholders. Each such determination and the basis therefor will be contained in the minutes of our Board of Directors.
We seek to accomplish our objective by a combination of rigorous analysis of the NAV of and risks associated with a potential security acquisition, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value. Although we may acquire any type of security by any method, we anticipate our acquisitions will generally be accomplished in the following ways:
•
Tender offers. We intend to acquire shares of NTRs and other real estate companies via registered and non‑registered tender offers (e.g., offers to purchase securities directly from the existing holders). This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities. By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized. Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements. We may occasionally make direct loans to private real estate companies and arrange for private placements of equity issued directly to us by private real estate companies. These direct investments would only be made after we have an equity investment in the company, which companies are smaller so that we are more familiar with their properties and management.

•
Purchases of small‑cap REITs on the open market. We believe that small‑capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value. While these REITs tend to be highly illiquid with very small trading volumes, our smaller size allows us to focus on these REITs and to purchase them in quantities that are meaningful for us. Similar to the shares of NTRs we purchase at discounts to NAV, we believe these acquisitions can provide superior risk‑adjusted returns.

Risk Factors
The value of our assets, as well as the price of our Shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in MRC involves other risks, including the following:
•	We have limited operating history as a BDC, and our Adviser has limited history managing a BDC;
•	We are dependent upon MCM Advisers' investment team for our success;
•	There is no minimum number of Shares that must be purchased before we effect closings of Share sales, which means our expense ratio could be greater than anticipated;

•	We operate in a highly competitive market for investment opportunities;
•
Our incentive fee structure and the formula for calculating the management fee may incentivize MCM Advisers to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de‑levering when it would otherwise be appropriate to do so;

•
Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments;

•
Although a large portion of the current portfolio is located in California, we do not intend to concentrate our portfolio on any specific geographic areas, however we may be subjected to a risk of significant loss if there is a downturn in a particular area in which a number of our investments are concentrated;

•
Investing in real estate‑related companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect;

•	The lack of liquidity in our investments may adversely affect our business;
•	An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us;
•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;
•	There will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•
Shares of BDCs have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the price of our Shares will not decline below our net asset value per Share if and when a market for them develops;

•	If we list the Shares on an exchange, our common stock price may be volatile and may decrease substantially;
•	There is a risk that our stockholders may not receive dividends or that our dividends may not grow over time;
•	Our common stock is not expected to be listed on an exchange for the foreseeable future;
•	Sales of stock in this offering will be dilutive to the initial net asset value; and
•
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See "Risk Factors" beginning on page 14, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in Shares.
Operating and Regulatory Structure
We are a Maryland corporation that is an externally managed, non‑diversified company that has elected to be treated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70.0% of our gross assets in "qualifying assets." Qualifying assets generally include, among other things, securities of "eligible portfolio companies." "Eligible portfolio companies" generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See "Regulation as a Business Development Company." We may also borrow funds to make investments. We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). See "Material U.S. Federal Income Tax Considerations."
Our investment activities are managed by MCM Advisers and supervised by our Board of Directors. Each member of our Board of Directors has at least 21 years of relevant experience, demonstrating the knowledge and experience required to successfully guide us. MCM Advisers is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (or the "Advisers Act"). Under our investment advisory agreement with MCM Advisers, which we refer to as the Investment Advisory Agreement, we pay MCM Advisers an up‑front Portfolio Structuring Fee, an annual base management fee based on our "managed funds" as well as incentive fees based on our income and our performance. See "Investment Advisory Agreement." We also entered into an administration agreement, which we refer to as the Administration Agreement, under which we agreed to reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services, subject to the amount being approved by our Independent Directors. See "Administration Agreement."

Both MCM Advisers and MacKenzie Capital Management are controlled by their general partner, MCM‑GP, Inc., which is controlled by its board members: C.E. Patterson, Berniece Patterson, Glen Fuller, Chip Patterson, and Robert Dixon.
Our Corporate Information
Our offices are located at 1640 School Street, Moraga, California 94556, and our telephone number is (925) 631‑9100 or (800) 854‑8357.

Share Repurchase Program
We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their Shares promptly at a desired price. See "Share Repurchase Program."
We intend to offer to repurchase Shares quarterly on such terms as may be determined by our Board of Directors in its discretion unless, in the judgment of the Independent Directors, such repurchases would not be in our best interests or would violate applicable law. The Board will consider certain factors such as information about fees paid by other funds that engage in comparable activity, the amount of effort required to identify investment opportunities, take advantage of investment opportunities, and monitor those investment opportunities in light of our investment strategy. The Board will also consider the fees paid to our Adviser for managing private funds and the expenses expected to be incurred by the Adviser for managing us. The Board will further consider the expenses the Adviser would have to incur in order to comply with various federal and state securities laws on an ongoing basis and the performance record for the Adviser in implementing a similar strategy in the past. Any Share repurchase should not result in any tax consequence on those investors who remain invested in us or on us directly. Similarly, a repurchase is not expected to impact our investment strategy or our portfolio turnover. If we were to decrease meaningfully in size as the result of a Share repurchase, our expense ratio could increase modestly.

We anticipate conducting such repurchases in accordance with the requirements of Rule 13e‑4 of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act. In months in which we repurchase Shares, we expect to conduct repurchases on the same date that we hold our periodic closings for the sale of Shares in this offering.
We do not expect to repurchase Shares in any calendar year in excess of 5.0% of the weighted average number of Shares outstanding in the prior calendar year. We also intend to limit the number of Shares we will repurchase during any calendar year to the number of Shares we could otherwise repurchase with dividends that would be used to buy our common stock under our dividend reinvestment plan (our "DRIP"). In other words, if we had dividends in the amount of $1 million in a calendar year and those dividends would be made in the form of our Shares at $10 per Share (meaning 100,000 Shares would be distributed under the DRIP), then we would not repurchase more than 100,000 Shares in that calendar year.
At the discretion of our Board of Directors, we may also use cash on hand, cash available from any borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase Shares. We further anticipate that we will offer to repurchase such Shares on each date of repurchase at a price equal to 90.0% of the most recent offering price per Share for the first 2 years following the close of the Offering, 92.5% for the third year, 95% for the fourth year, 97.5% for the fifth year, and 100% of the most recent offering price thereafter.
In connection with its consideration of whether to conduct such tender offers, our Board of Directors will consider any requests it has received from stockholders. If you wish to tender your Shares for repurchase, you must either tender at least 25.0% of the Shares you purchased in this offering or all of the Shares that you own. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $1,000 worth of Shares following a tender of Shares for repurchase. If the amount of any repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro‑rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act. See "Share Repurchase Program."
How to Subscribe
Investors who meet the suitability standards described herein may purchase Shares. Investors seeking to purchase Shares should:
•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.
•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.
•
Deliver a check for the full purchase price of the Shares being subscribed for along with the completed subscription agreement to MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, CA 94556. You must initially invest at least $5,000 in Shares to participate in this offering—subject to higher minimums that may be imposed by particular states. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for dividends received under our DRIP. Stockholders will not be required to contribute any additional capital to us after their initial purchase of Shares.

•
By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he/she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

We expect to accept subscriptions and admit new stockholders at bi‑monthly closings. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers without interest and without deduction for any expenses within 10 business days from the date the subscription is rejected. We are not permitted to accept a subscription for Shares until at least five business days after the date you receive this prospectus.

THE OFFERING
Common Stock Offered by Us
A maximum of 15,000,000 Shares. As of June 30, 2016, we have 4,057,332.64 Shares issued and outstanding, including 692,217 Shares issued in connection with the Legacy Portfolio Acquisition and 3,385,861.54 Shares sold in our ongoing Initial Offering.  As of June 30, 2016, the Initial Offering has resulted in gross proceeds of $33,830,074and net proceeds of $29,514,746. We have issued 112,861.56 Shares under our DRIP at a price of $9 per Share with gross proceeds of $1,015,760.23. As of June 30, 2016, 169,607.39 of Shares have been repurchased under our Share Repurchase Program at an aggregate price of $1,526,467.

Common Stock to be Outstanding After this Offering	Approximately 19,218,981.64 Shares, assuming the sale of the maximum number of Shares offered in the Initial Offering and this offering.
Continuous Offering
We anticipate we will continually offer our Shares until October 2019. During that time, we will generally conduct bi‑monthly closings, at which time the offering price, if different than $10 per Share, will be provided to each prospective purchaser along with our then‑current NAV per Share.

Use of Proceeds
Our net proceeds from this offering could be approximately $130,500,000 or more, and our Charter requires us to invest at least 82.0% of those proceeds in "Assets" (as that term is defined in our Charter). The net proceeds we receive from this offering will be used for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay from the net proceeds of this offering our operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses related to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high‑quality investments that mature in one year or less from the date of investment.

We do not intend to fund dividends with a return of capital, though we are permitted to return up to approximately 5.0% of the proceeds from this offering as dividends. See "Use of Proceeds."

Dividends
To the extent that we have income from operations available, we intend to distribute quarterly dividends to our stockholders. Dividends are not assured, and though we do not intend to, we are not prohibited from borrowing or returning a limited amount of capital to fund distributions.

The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution, and we will not make distributions consisting of a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year. Distributions in kind are not permitted, except to the extent permitted in our Charter. In no event may we borrow money to make distributions if the amount of such distribution would exceed our annual revenue, less operating costs.

Taxation
We are taxed as a REIT rather than a C corporation and generally will not pay federal income tax on taxable income that is distributed to our stockholders, provided we distribute at least 90.0% of our ordinary taxable income. Our distributions from earnings and profits are treated as ordinary income and generally will not qualify as qualified dividend income ("QDI") and will not be qualifying for purposes of the dividends received deduction ("DRD"). As a REIT, certain dividends related to long‑term capital gains may be taxed as capital gains dividends. As a REIT, we may be subject to a corporate level tax if and to the extent of certain built‑in gains on certain assets if such assets are sold during the 10 year period following conversion. Built‑in gain assets are assets whose fair market value exceeds the REIT's adjusted tax basis at the time of conversion.

Our bylaws adopted under the Charter (the "Bylaws") provide that we will provide our stockholders with information necessary for the preparation of their federal tax returns within 75 days of our fiscal year end. See "Dividends" and "Material U.S. Federal Income Tax Considerations."

Investment Advisory Fees
Under the Investment Advisory Agreement, we will pay MCM Advisers a fee for its services consisting of three components — the Portfolio Structuring Fee, a base management fee and a subordinated incentive fee. The Portfolio Structuring Fee is for our Adviser's initial work performed in connection with our acquisition of all of our assets and equals 3.0% of the gross proceeds of this offering. The base management fee is calculated based on our "managed funds," which includes any borrowing for investment purposes. The base management fee will range between 1.5% to 3.0%, depending on the level of our "managed funds."

The subordinated incentive fee has two parts—income and capital gains. The incentive fee components (other than during liquidation) are designed so that the Adviser does not receive an incentive fee until our stockholders have first received dividends of at least 7.0% annually, and then those fees are payable so that the Adviser receives 20.0% of our profits.

The income component is (i) 100% of our preliminary net investment income for any calendar quarter that exceeds 1.75% (7.0% annualized) but is less than 2.1875% (8.75% annualized) of our "contributed capital;" and (ii) 20.0% of our preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of our "contributed capital." The capital gains component is (i) 100.0% of our realized capital gains annually generated by our investments above 7.0% and up to 8.75% of our "contributed capital," and (ii) 20.0% of our realized capital gains above 8.75% of our "contributed capital," all computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. If we liquidate all of our assets, the capital gains component is 20.0% of our realized capital gains (without the hurdle), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The capital gains component may not in any event exceed 20.0% of our realized capital gains, net of all realized capital losses and unrealized capital depreciation. The effect of the "catch‑up" (where the Adviser gets 100.0% of net investment income or realized capital gains, respectively, between 7.0% and 8.75% of contributed capital on an annualized basis) is to make the Adviser's overall incentive compensation equal 20.0% of all net investment income or realized capital gains, respectively, without regard to the 7.0% "hurdle," so long as the overall return is at least 8.75%. See "Investment Advisory Agreement."

Administration Agreement
We reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services, subject to the Independent Directors' approval. In addition, we reimburse MacKenzie Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Financial Reporting Manager, and any administrative support staff. If MacKenzie Capital Management withdraws as our Administrator, it must provide stockholders with 120 days' notice and pay any expenses we incur as a result of such withdrawal. See "Administration Agreement."

Leverage
We have no current intention to borrow funds for investment purposes but may do so at a future time. If we did so borrow, we would be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our Adviser, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 200.0% immediately after each such borrowing. See "Regulation as a Business Development Company."

Future Trading
We do not intend to list our common stock on any established exchange prior to eight years from completion of this public offering. Shares of BDCs frequently trade at a discount to their NAV. A BDC is not generally able to issue and sell common stock at a price below its NAV per share unless it has stockholder approval. Prior to any sales in this offering, we will obtain approval from our current stockholders for us to sell Shares in this offering at a price, after deduction of selling commissions and Dealer Manager Fees, that is below NAV. The risk that our Shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per Share may decline. Our common stock will not be listed for trading on an established exchange, and we cannot predict whether our Shares will trade above, at, or below NAV. See "Risk Factors – Risks Relating to this Offering."

License Arrangement
MacKenzie Capital Management, LP has granted to us a non‑exclusive, royalty‑free license to use the name "MacKenzie" under the Administration Agreement, so long as we engage our Adviser to serve as our investment adviser. See "License Arrangement."

Dividend Reinvestment Plan
We have adopted an "opt in" DRIP. If your Shares are registered in your own name, your dividends will automatically be paid in cash, unless you "opt in" to the DRIP; except that investors residing in Oregon may not participate in our DRIP. If you "opt in" to our DRIP, your dividends will be automatically reinvested in additional whole and fractional Shares, subject to the DRIP's terms. If your Shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting in to our DRIP. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

Certain Anti‑Takeover Measures
Our Charter and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti‑takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Securities."

Available Information
We file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at (800) 732‑0330. This information is also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, California 94556, by telephone at (925) 631‑9100 or (800) 854‑8357, or on our website at http://www.mackenzierealty.com.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly when buying Shares. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "MRC," or that "we" will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in MacKenzie Realty Capital, Inc.
Stockholder transaction expenses (1):
Sales load (as a percentage of offering price)	8.10	% (2)
Dealer Manager Fee (as a percentage of offering price)	1.90	% (3)
Dividend reinvestment plan expenses	0.0	% (4)
Total stockholder transaction expenses (as a percentage of offering price)	10.00	% (5)

Annual fund expenses during offering period (as a percentage of net assets attributable to common stock) (*):
Portfolio Structuring Fee for sales after June 30, 2016 (*)	2.65%
Base management fee (6)	2.09%
Incentive fees payable under our Investment Advisory Agreement (7)	0.49%
Interest payments on borrowed funds (8)	0.00%
Organizational and Offering Expenses (9)	0.59%
Other expenses (10)	0.24%
Total first year annual fund expenses	6.07%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the "Annual fund expenses during offering period" table above. See Note 8 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering. Additionally, the example assumes we do not pay any incentive fees to our Adviser, because a 5.0% annual return would not exceed the hurdles that must be surpassed before those fees are payable to our Adviser under the Investment Advisory Agreement.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $5,000 investment, assuming a 5.0% annual return	$754	$962	$1,171	$1,691
___________________________
(*)	The "Annual fund expenses during offering period" table includes the up‑front Portfolio Structuring fee that is paid by us to MCM Advisers for its investment advisory services respecting our initial acquisition of all of our assets, including the Legacy Portfolio Acquisition. The portfolio structuring fee paid for sales prior to June 30, 2016, is already reflected in net assets as of June 30, 2016. The Portfolio Structuring Fee is 3.0% of the gross proceeds raised in this offering, but that amount would equal 2.65% of our estimated NAV following this offering if we issue a total of 15,000,000 Shares in this offering at $10 per Share. The Portfolio Structuring Fee will be payable monthly as we conduct closings in this offering, and will no longer be payable once this offering is completed. See "Investment Advisory Agreement." Therefore, our estimated annual expenses for the years after the offering period—when the Portfolio Structuring Fee is not incurred—are shown in the following table without the Portfolio Structuring Fee:

Annual fund expenses after offering period (as a percentage of net assets attributable to common stock):
Portfolio Structuring Fee	None
Base management fee (6)	2.09%
Incentive fees payable under our Investment Advisory Agreement (7)	0.49%
Interest payments on borrowed funds (8)	0.00%
Other expenses (10)	0.25%
Total annual fund expenses after offering period	2.83%

(1)	The estimated expenses presented in the "Stockholder transaction expenses" table are based on the assumption that we issue a total of 15,000,000 Shares in this offering. The Shares we issued to in the Legacy Portfolio Transaction and the Initial Offering are not considered sold in this offering and therefore they are not included in any amounts shown in the "Stockholder transaction expenses" table. To the extent that the sales load, dealer manager fee and Marketing Support Fees are less than 10.0%, we, and not the Adviser, may pay marketing expenses or non‑cash compensation out of offering proceeds, but our net proceeds would be the same in either case.

(2)	The sales load for Shares sold in this offering is a one‑time fee of 7.0%, which may be lower if an investor qualifies for the volume discount. We may also pay broker‑dealers a Marketing Support Fee, up 1.1% of the offering proceeds. For purchases through certain investment advisory accounts, Arete will only receive the 1.9% Dealer Manager Fee in lieu of commissions. If the foregoing fees do not total 10%, we may also (i) pay bona fide accountable due diligence or marketing expenses and/or (ii) other non‑cash compensation to certain broker‑dealers, each up to 0.25% of the offering price, but in no event will the total compensation to broker‑dealers exceed 10.0% of the offering price. See "Arrangements with Dealer Manager and Selected Broker‑Dealers."
(3)	The Dealer Manager Fee of up to 1.9% will be paid by us to Arete on all Shares sold in this offering. Arete may re‑allow up to 1.5% of this amount to other broker‑dealers or its representatives for wholesaling services in this offering. A portion of that fee may be waived by Arete in certain cases, and to the extent it is, the amount in the table would be reduced. See "Arrangements with Dealer Manager and Selected Broker‑Dealers."
(4)	The expenses of the DRIP are included in "Other expenses." See "Dividend Reinvestment Plan."
(5)	To the extent investors qualify for the volume discount or purchase through certain investment advisers, the total stockholder transaction expenses could be reduced.
(6)	This calculation reflects our base management fee as a percentage of our net assets. Our maximum base management fee of 3.0% under the Investment Advisory Agreement, however, is based on our "managed funds," which is defined as the number of Shares issued, multiplied by the offering price of the Shares sold ($10.00, regardless of whether or not Shares were issued with volume or commission discounts), plus any borrowed funds ("Managed Funds"). As a result, any use of leverage would have the effect of increasing our base management fee as a percentage of our net assets. Managed Funds are not necessarily equal to the Company's net assets.
The Investment Advisory Agreement provides that the base management fee of 3.0% only applies to our first $20 million of Managed Funds, decreasing to 2.0% of the next $80 million of our Managed Funds, and further decreasing to 1.5% of our Managed Funds. See "Investment Advisory Agreement." Thus, the amount estimated in the table is comprised of 3.0% of $20,000,000 plus 2.0% of the $27,282,170 in Managed Funds over $20,000,000, again assuming the sale of a total of 4,000,000 Shares in this Offering. We have not included the value of any Shares issued under our DRIP after June 30, 2015. To the extent we issue additional Shares in this offering or issue Shares under the DRIP, the Base Management Fee and other expenses in the tables above would likely be lower as a percentage of net assets.
(7)	Reflects the annual incentive fees payable to MCM Advisers, assuming anticipated performance of the current portfolio and that capital gains incentive fees are paid similar to those that are payable as of June 30, 2016. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within six to nine months after our receipt of proceeds, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains on the sale or liquidation of our portfolio company investments sufficient to first distribute the 7.0% return to stockholders discussed below.
The income incentive fee is (i) 100.0% of our preliminary net investment income for any calendar quarter that exceeds 1.75% (7.0% annualized) but is less than 2.1875% (8.75% annualized) of our "Contributed Capital" (which is defined as the number of Shares outstanding, multiplied by the price at which the Shares are sold--$10), and (ii) 20.0% of our preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of our Contributed Capital. The capital gains incentive fee is (i) 100.0% of the realized capital gains above 7.0%, up to 8.75%, of our Contributed Capital, and (ii) 20.0% of the realized capital gains above 8.75% of our Contributed Capital, all as annually computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis during our operations, less the aggregate amount of any previously paid capital gain incentive fees. The capital gains incentive fee at liquidation is 20.0% of our realized capital gains, less all previously paid capital gains fees, provided that the capital gains fee in liquidation may not exceed 20.0% of all of our realized capital gains in the year of liquidation. The effect of the "catch‑up" (where the Adviser gets 100.0% of net investment income or realized capital gains, respectively, between 7.0% and 8.75% of Contributed Capital on an annualized basis) is to make the Adviser's overall incentive compensation equal 20.0% of all net investment income or realized capital gains, respectively, without regard to the 7.0% "hurdle," so long as the overall return to stockholders is at least 8.75%.
(8)	We do not currently intend to borrow funds for investment purposes. If we do borrow funds in the future, it would likely be limited to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and to the extent we are able to borrow on margin against marginable securities, which is likely to be limited to 10.0‑15.0% of our gross assets. We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our stockholders.
(9)	"Organizational and Offering Expenses" of $1,000,000 as reflected in the table is our estimate of costs the Company will incur for this offering; the maximum amount to be borne by the Company for this offering will be $1,650,000, and any additional amounts will be paid by our Adviser. This table does not reflect any costs or expenses incurred in connection with our Initial Offering. Under our Charter, our Organization and Offering Expenses may not exceed 15.0% of the proceeds of this offering.
(10)	"Other expenses" include our overhead expenses which are estimated for the current fiscal year, including legal and accounting expenses. All of our expenses must be billed to and paid by us, unless others may be reimbursed for our expenses as permitted by our Charter. In no event may our acquisition expenses exceed 6.0% of the size of any mortgage loan we purchase.

The example above and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example above assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes inclusion of the sales load of 10.0% and the one‑time up‑front Portfolio Structuring Fee in the first year. Also, while the example assumes reinvestment of all dividends at NAV, participants opting into our DRIP will receive a number of Shares, determined by dividing the total dollar amount of the dividend payable to a participant by 90.0% of the offering price, which may be at, above or below NAV. See "Dividend Reinvestment Plan" for additional information regarding our DRIP. Finally, while the example includes expenses we will incur in connection with our DRIP, it does not include the percentage of base management fees that will likely decrease as a result of issuing Shares under the DRIP.
General Expense Information
Our Independent Directors will determine, from time to time but at least annually after the initial term of our Investment Advisory Agreement, that our total fees and expenses are reasonable in light of our investment performance, our net assets, our net income and the fees and expenses of other comparable unaffiliated real estate funds. Each such determination will be reflected in the Board's meeting minutes. The Organization and Offering Expenses paid in connection with our formation or the sale of our Shares must be reasonable and may in no event exceed 15.0% of the proceeds raised in this offering. The total of all asset acquisition fees and expenses, if any, must be reasonable, and may not exceed 6.0% of the contract price for the property, or in the case of a mortgage loan, 6.0% of the funds advanced. Notwithstanding the foregoing, a majority of our directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to us.
Total Operating Expenses

The Independent Directors have the fiduciary responsibility of limiting our total allocated operating expenses to reasonable amounts, unless the Independent Directors have made a finding that, based on such unusual and non‑recurring factors which they deem sufficient, a higher level of expenses is justified. Any such findings and the reasons in support of them will be reflected in the Board's meeting minutes. All of our expenses must be billed to and paid by us. In the event the Independent Directors determine that expenses we would normally reimburse MCM Advisers for are not justified, MCM Advisers may be required to incur such expenses (though MCM Advisers will in no event be responsible for our direct expenses). A Sponsor, including MCM Advisers, is permitted to be reimbursed for the actual cost of goods and services used by or for us and obtained from persons other than Affiliates. Sponsors may also be reimbursed for necessary administrative expenses, so long as those expenses are the lower of the Sponsor's actual cost or the amount we would be required to pay a third party.
Real Estate Commissions on Resale of Property
Neither the Adviser, our Manager, nor any of our directors will receive any brokerage commission paid on any purchase or sale of any real property we may purchase, though we do not intend to directly hold any real property assets, but instead purchase securities of companies that themselves hold real estate assets.

RISK FACTORS
Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below may not be the only risks we face, but are the risks we are presently aware of. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the price of our common stock could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy. Our Board of Directors has final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management and our audit committee, with the oversight, review and approval of our Board of Directors.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors selling Shares during a period in which the NAV understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.
We have limited operating history as a BDC.
As a result of our limited operating history as a BDC, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.
Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depend, in turn, on our Adviser's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
Accomplishing our investment objective on a cost‑effective basis is largely be a function of our Investment Adviser's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our Investment Adviser's investment team is also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.
Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short‑ and long‑term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We are dependent upon MCM Advisers' key personnel for our success.
We depend on the diligence, skill and network of business contacts of the investment professionals of MCM Advisers. The investment professionals at MCM Advisers evaluate, negotiate, structure, close and monitor our investments. Our success depends on the continued service of our investment team and the other senior investment professionals available to MCM Advisers. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any of the members of the investment team to terminate their relationship with us, and we do not intend to purchase any "key man" insurance coverage respecting MCM Advisers' personnel. The loss of one or more of the investment team or other senior investment professionals who serve on MCM Advisers' investment team could have a material adverse effect on our ability to achieve our investment objectives as well as on our financial condition and results of operations. In addition, we can offer no assurance that MCM Advisers will continue indefinitely as our Investment Adviser.
The members of MCM Advisers' investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that the investment team will dedicate a significant portion of their time to the activities of MRC; however, they will be engaged in other business activities which could divert their time and attention in the future.
Our success depends on the ability of MCM Advisers to attract and retain qualified personnel in a competitive environment.
Our growth requires that MCM Advisers retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than it will have.
We are dependent on MacKenzie Capital Management's key personnel for our success.
We depend on the skill, experience, and care of the professionals at our Manager to record, administer, and manage our business, including our stockholder records and financial records, preparing and filing reports to our stockholders and with the SEC and our tax returns. We cannot assure you that these key personnel will not terminate their relationship with our Manager. The loss of one or more of these professionals could have a material adverse effect on our ability to achieve our business objectives.
There are significant potential conflicts of interest respecting our Adviser's activities that could impact our investment returns.
MCM Advisers' investment team presently manages 50 private funds other than the Legacy Funds. In addition, our executive officers and directors, as well as the current and future members of our Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Any affiliated investment vehicle formed in the future and managed by our Adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, MCM Advisers may face conflicts in allocating investment opportunities between us and such other entities. It is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our Adviser or an investment manager affiliated with our Adviser. In any such case, when MCM Advisers identifies an investment, it will be forced to choose which investment fund should make the investment. MCM Advisers has an allocation policy designed to equitably distribute such investment opportunities consistent with the requirements of the 1940 Act.
If our Adviser forms other affiliates in the future, we may co‑invest on a concurrent basis with such other affiliates, subject to compliance with our Charter, the 1940 Act, applicable regulations, regulatory guidance and our allocation procedures.
There are significant potential conflicts of interest respecting our Adviser's compensation that could impact our investment returns.
In the course of our investing activities, we will pay management and incentive fees to MCM Advisers and reimburse MCM Advisers for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive dividends on a "net" basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of MCM Advisers will have interests that differ from those of our stockholders, giving rise to a conflict. MCM Advisers will not be reimbursed for any performance‑related compensation for its employees.

There are significant potential conflicts of interest respecting our Administrator that could impact our investment returns.

Under the Administration Agreement, our Administrator granted us a royalty‑free license to use the name "MacKenzie." Under the Administration Agreement, we have the right to use the "MacKenzie" name for so long as MCM Advisers or one of its affiliates remains our investment adviser. In addition, we will pay the Administrator, an affiliate of MCM Advisers, our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.
There are significant potential conflicts of interest respecting related party transactions that could impact our investment returns.
In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. Related party transactions carry with them the risk that their terms could benefit such parties, to our detriment. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited by the 1940 Act, we have implemented certain written policies and procedures, described below under "Certain Relationships and Transactions."
Our incentive fee structure and the formula for calculating the management fee may incentivize MCM Advisers to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from deleveraging when it would otherwise be appropriate to do so.
The incentive fee payable by us to MCM Advisers may create an incentive for MCM Advisers to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Adviser will be calculated based on a percentage of our return on invested capital. In addition, the base management fee is calculated on the basis of our Managed Funds, including assets acquired through the use of leverage. This may encourage our Adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de‑levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. This could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The incentive fee payable by us to our Adviser also may induce MCM Advisers to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current dividends to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.
Although we do not currently expect to do so, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to MCM Advisers with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of MCM Advisers as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
A general increase in interest rates will likely have the effect of making it easier for our Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement, any general increase in interest rates will likely have the effect of making it easier for MCM Advisers to receive incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our Adviser.
Our Adviser has the right to resign on 120 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
Our Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not more than 120 days' written notice, whether we have found a replacement or not. If our Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay dividends are likely to be adversely affected and the market price of our Shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.
We have elected to be treated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs must invest at least 70.0% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a registered closed‑end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. However, we have no current intention to borrow money for investment purposes. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200.0% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank "senior" to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
We have and may continue to sell common stock at a price below NAV under certain circumstances.

We may not generally issue and sell our common stock at a price below NAV per Share. We have, and may continue to, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then‑current NAV per Share of our common stock if our Board of Directors determines that such sale is in the best interests of MRC and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.
We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future, however we have no current intention to borrow for investment purposes. Holders of these senior securities would have fixed dollar claims on our assets that would be superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our Adviser, will be payable based on our Managed Funds, including those assets acquired through the use of leverage, MCM Advisers will have a financial incentive to incur leverage which may not be consistent with our stockholders' interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to MCM Advisers.
As a BDC, we are required to meet an asset coverage ratio, defined generally under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200.0% after each issuance of senior securities. If this ratio declines below 200.0%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of any leverage that we employ would depend on our Adviser's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
Any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a REIT under the Code.

We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Under the Maryland General Corporation Law (or "MGCL") and our Charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by the MGCL and our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and NAV per Share of our common stock upon conversion, provided, that we are only permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.
Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board of Directors has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Our investment objective is not fundamental and may be changed without stockholder approval. Stockholders will receive notice within 60 days if the Board of Directors decides to change our investment objective. The principal investment strategies are not fundamental and may be changed without prior notice. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.
There is a risk that our stockholders may not receive dividends or that our dividends may not grow over time.
We may make dividends on a quarterly basis to our stockholders only out of assets legally available for distribution. Our assets would be "legally available" if, after giving effect to the dividend, (i) we would be able to pay any outstanding debt, and (ii) our total assets would be greater than the sum of our total liabilities plus the amount needed to satisfy any preferential rights upon dissolution held by any stockholders who have preferential rights on dissolution superior to those receiving the dividend, if we were to be dissolved at the time of distribution. We plan on making dividends only from income and gains on our portfolio, will not borrow to make distributions, and do not intend on making distributions from our offering proceeds, though we are not prohibited from borrowing for dividends or distributing up to approximately 5.0% of our offering proceeds. Funding dividends by returning capital would decrease our assets actually invested according to our investment objectives, and borrowing to fund distributions would increase the risks associated with leverage as discussed elsewhere in this prospectus.
We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year‑to‑year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See "Regulation as a Business Development Company."

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans described in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser's investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
We incur significant costs as a result of being a public company.
As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the 1934 Act, as well as additional corporate governance requirements, including requirements under the Sarbanes‑Oxley Act of 2002, and other rules implemented by the SEC.
An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
As a BDC, we may need to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have experienced periodic volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.
If we are unable to renew or replace any debt facilities and consummate new facilities on commercially reasonable terms, our liquidity could be reduced significantly. If we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable.
As a REIT, we are subject to a corporate level tax on certain built in gains if certain assets were sold during the 10 year period following such election.

A REIT generally operates without incurring any corporate level federal income tax, which is accomplished by the REIT annually distributing at least 90.0% of its REIT taxable income. If it satisfies the minimum distribution requirement, the REIT generally is entitled to a deduction for dividends paid. The REIT stockholders are then required to report the REIT dividend as ordinary income. A REIT stockholder's receipt of dividends generally will not qualify as qualified dividend income or for the dividends received deduction discussed above.

As a REIT, we are subject to a corporate level tax on certain built‑in gains if such assets are sold during the 10 year period following conversion. Built‑in gain assets are assets whose fair market value exceeds the REIT's adjusted tax basis at the time of conversion. In addition, a REIT may not have any earnings and profits accumulated in a non‑REIT year. Thus, upon conversion to a REIT, the putative REIT is generally required to distribute to its stockholders all accumulated earnings and profits, if any. Such distribution would be taxable to the stockholders as dividend income, and, as discussed above, may qualify as QDI for non‑corporate stockholders and for the dividends received deduction for corporate stockholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of us and our security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes. See "Material U.S. Federal Income Tax Considerations."

Loss of our status as a REIT would have significant adverse consequences.

If we lose our REIT status in any taxable year, we would be subject to federal income tax (including any applicable minimum tax) on our taxable income computed in the usual manner for corporate taxpayers without any deduction for distributions to our stockholders. Unless entitled to relief under specific statutory provisions, we would be disqualified from treatment as a REIT for the four taxable years following the year of losing our REIT status, assuming we had previously been treated as a REIT. To renew our REIT qualification at the end of such a four‑year period, we would be required to distribute all of our current and accumulated earnings and profits before the end of the period and the funds available for satisfying our obligations and for distribution to our stockholders could be significantly reduced. In addition, we would be subject to the built‑in gain tax based upon the values at the time of REIT election.

As a REIT, we are required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90.0% of our REIT taxable income. As a result, we may continue to need additional capital to make new investments. If additional funds are unavailable or not available on favorable terms, our ability to make new investments will be impaired.

As a REIT, we are required to distribute at least 90.0% of our REIT taxable income, and as such we may require additional capital to make new investments or carry existing investments. We may acquire additional capital from the issuance of securities senior to our common shares, including additional borrowings or other indebtedness or the issuance of additional securities. We may also acquire additional capital through the issuance of additional equity. However, we may not be able to raise additional capital in the future on favorable terms or at all. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may issue debt securities, other instruments of indebtedness or preferred stock, and we borrow money from banks or other financial institutions, which we refer to collectively as "senior securities." As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank "senior" to our common shares in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common shares, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for security holders or otherwise be in our best interest.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common shares to finance new investments. If we raise additional funds by issuing more of our common shares or senior securities convertible into, or exchangeable for, our common shares, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

As a REIT, we may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Since we contemplate investing in real estate through partnerships and other REITs, we may have to recognize taxable income attributable to those investments prior to the time we receive cash distributions with respect to such investments. As indicated above, in order to benefit from REIT taxation, we need to distribute at least 90.0% of our REIT taxable income. If we do not receive cash representing such income at the same time as we recognize such income, we may have cash flow difficulties in order to make the required distributions necessary to benefit from REIT taxation.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.
We may in the future elect to pay dividends in our own stock, as opposed to cash. In such case or in the event you participate in the DRIP, you may be required to pay tax in excess of the cash you receive from us.

Risks Related to Our Investments
We have not yet identified the portfolio companies we will invest in using the proceeds of this offering.

While we have made new investments with the proceeds of our ongoing public offering, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our Adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

The achievement of our investment objectives cannot be guaranteed.
We may not be successful in locating real estate‑related securities suitable for purchase. We may not be able to purchase securities at an acceptable price. Even if suitable securities are located at an acceptable price, our performance will be affected by many factors that are beyond the control of our Adviser, including unpredictable economic and financial events. Accordingly, we do not guarantee our dividends or the return of your capital. For example, a review of the performance of prior funds sponsored by our Adviser reveals that not all such funds are successful, or will be successful, in producing their targeted returns.
The indirect ownership of real properties involves a number of risks.
Our investments will be primarily in entities that directly or indirectly own real property, real estate joint ventures, or other real property‑based investments. As a result, an investment in us will be subject to all of the risks inherent in real estate investments. Among these are the following:

•	the operation of real property is subject to the general competitive conditions in the relevant real estate markets, which have suffered in the recent economic crisis;
•	downturns in local economies, overbuilding and other general economic conditions may adversely affect the operations of real property, especially with the current economic conditions;
•	indebtedness secured by a portfolio of real properties may bear a variable interest rate that could result in increased debt service payments (and reduced cash flow) if interest rates rise;
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the lack or uncertainty of availability or high cost of financing, especially in current markets, may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales;

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the availability and cost of financing or refinancing is uncertain, especially in current markets, and may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales (for example, some of the REITs in which previous funds have invested have struggled to refinance their existing indebtedness, resulting in a depressed stock price, and, in some cases, causing issuers to file for bankruptcy protection);

•	the real properties may be damaged and suffer losses which are not adequately insured;
•	property tax reform, rent control, and other regulatory and governmental action may adversely affect the value of the real properties; and
•	energy shortages and allocations and increased energy prices in the areas where the real properties are located may adversely affect their operations or otherwise reduce their value.

Investment in mortgage loans or issuers that own or originate mortgage loans involves a number of risks.

We may make investments in mortgage loans or in issuers that own or originate mortgage loans. As a result, an investment in us will be subject to all of the risk inherent with mortgage loans. Among these are the following:
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We will be at risk of defaults by the borrowers on those mortgage loans. These defaults may be caused by many conditions beyond the control of us or our Adviser, including interest rate levels and local and other economic conditions affecting real estate values, including the turmoil in the credit markets that began in 2007 and has continued. Our Adviser will not know whether the values of the properties securing the mortgage loans will remain at the levels existing on the dates of origination of those mortgage loans. If the values of the underlying properties drop, our risk will increase because of the lower value of the security associated with such loans;

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If an issuer in which we invest relies on originating, holding, or servicing mortgage loans for a significant portion of its income, defaults on such mortgage loans could impair the value of the issuer itself and consequently put our investment in such issuer at risk (for example, previous funds managed by our Adviser suffered losses investing in mortgage companies or originators);

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Fixed‑rate, long‑term mortgage loans could yield a return that is lower than the then‑current market rates if interest rates rise. If interest rates decrease, we could be adversely affected to the extent that mortgage loans are prepaid because we may not be able to generate equivalent returns upon reinvestment of the funds;

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Declines in real estate values may induce mortgagors to voluntarily default on their loans, increasing the risk of foreclosure and loss of capital (for example, some of the hotel REITs have just "walked away" from the hotels they owned);

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Issuers may file for bankruptcy if they cannot meet the demands of their debt service, and bankruptcy judges have wide latitude to modify the terms of indebtedness, which could result in lower than expected returns on our investment; and

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Delays in liquidating defaulted mortgage loans could reduce our or an issuer's investment returns. If there are defaults under those mortgage loans, we or the issuer may not be able to repossess and sell the underlying properties quickly. The resulting time delay could reduce the value of our or the issuer's investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. Further, given the recent economic events, foreclosure actions may flood the courthouses, causing further delays in prosecuting such actions. In the event of default by a mortgagor, these restrictions, among other things, may impede our or an issuer's ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to us or the issuer on the mortgage loan. For example, previous funds managed by our Investment Adviser have invested in a mortgage where the borrower defaulted in Arkansas. Our Manager began foreclosure proceedings in July 2007, but did not get a foreclosure sale set until December 2009 due to various circumstances beyond the control of our Adviser; thereafter, the foreclosure was further delayed by a bankruptcy filing that has yet to be resolved.

We will not participate in the management of the real estate owned by our portfolio companies.
The issuers of the securities held by us will have exclusive management and control of the operation of their real estate portfolios, and we must rely exclusively on the management capabilities of such issuers, regardless of whether the Investment Adviser agrees with the decisions of such issuers (though as a BDC, we will offer to provide managerial assistance to our portfolio companies). If our Investment Adviser decides that an action taken by an issuer is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a challenge or lawsuit, which could be substantial, and there can be no certainty that legal action undertaken to halt any such actions would be successful.
Information on our target securities may be difficult to obtain.
Complete and current information regarding securities to be acquired and properties owned by issuers of such securities (particularly properties which may be performing poorly) may in many cases (particularly in the case of securities of companies not registered with the SEC) not be available to our Adviser or, even if available, it may not be economical for our Adviser to obtain such information. As a result, we may purchase securities with less than adequate information. Further, the information that is obtained may not be reliable. For example, prior funds sponsored by our Manager invested in a company that filed for bankruptcy protection, and those funds lost all their invested capital, because the company had stated that none of its loans were cross‑collateralized (meaning that one failed property or development would not impair the value of the other properties), when this was untrue. The company had several loans go into default, thereby impairing the value of all its remaining properties.
Investments in publicly traded securities present market risks that are not present with private securities.

Publicly traded investments such as REITs present certain market risks that are not present when investing directly in real estate or in private partnerships that own real estate. The trading price of public securities can change in response to various factors, not all of which relate to the real estate owned by the entities. A "bear market" can cause all publicly traded securities to trade at lower prices, even if the fundamental economic factors driving the value of real estate remain unchanged. If the trading price of a public entity is too adversely affected by such factors, it can be subject to takeover attempts by opportunistic investors who see the ability to acquire assets at below NAV. Because we will not likely be a significant holder of such securities, there may be little or nothing that we or our Adviser can do to prevent the sale of such entities at prices that are below the estimated NAV of the real estate owned by the entities, which would adversely affect our performance.
Investments in privately held securities may present more risks than investments in publicly held securities.
Privately held partnerships and companies, unlike public entities, are not required to file periodic reports with the SEC or state securities regulators. As a result, our Adviser's evaluation of a possible investment in a private entity may be based on incomplete or misleading information. In addition, as privately held entities generally have significantly fewer investors than public companies, a private issuer may be more concerned about a possible takeover by an investor such as us. The private issuer may therefore be more reluctant to approve a transfer of securities to us or admit us as a record owner, which would result in the loss of rights associated with record ownership, including voting rights.
Accurate valuation of illiquid real estate‑related securities is difficult.
Our Adviser's techniques used to value our target securities necessarily involve reliance on both objective and subjective criteria and assumptions and predictions that may or may not be realized. As a result, despite our Adviser's analysis, there is no assurance that any particular investment will in fact be made by us on terms that reflect the true economic value of the securities purchased.
We compete with other entities and persons to purchase real estate‑related securities.
The market for the real estate‑related securities sought by us is limited and generally inefficient, and competition for these securities may reduce the availability and increase the prices of the securities. For example, in the previous two years, at least two new competitors have entered the marketplace buying some of the same type of securities that we intend to buy.

Lack of Diversification.
Some of our target portfolio companies are private partnerships or other privately held entities that invest in only a single parcel of real property. Due to such issuers' lack of diversification, the value of their securities may be more volatile than securities issued by entities with larger, more diverse portfolios.
The hotel and lodging industry has unique risks.
We may invest in interests in hotel or lodging property portfolios. An investment in these securities will be subject to the special risks inherent in investments in the hotel and lodging industry. However, the hotel and lodging industry risk is not a principal risk, as we will not concentrate our investments in this specific industry. Lodging properties are management and labor intensive and particularly susceptible to the impact of economic and other conditions outside the control of the portfolio managers. Also, compared to other types of properties, hotel maintenance typically involves maintenance of corresponding personal property such as furniture and supplies. As a result, hotels may be exposed to more fluctuations in costs and inflation, and be subject to more potential liability, from events such as property loss or theft, labor difficulties, supplier problems and personal injuries. Demand for particular accommodations and related hotel services may vary seasonally and may be affected by economic recessions, changes in travel patterns caused by airline schedules and strikes and other factors, including current economic conditions. To meet competition in the industry, to maintain franchise standards, or to maintain economic values, continuing expenditures must be made for modernizing, refurnishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. If such expenditures are not made, the value and profitability of the hotels may be diminished. In addition, inflationary pressures could increase operating expenses of the hotels, including energy costs, above expected levels, and have secondary effects upon occupancy rates in such hotels by increasing the expense or decreasing the availability of means of travel. All of the factors noted above may contribute to producing operating results of wider variation than for other types of properties.
We are susceptible to claims under Federal and state securities laws.

Due in part to the diverse and relatively risky nature of our acquisition procedures, we may be more susceptible to investigations, litigation, or other proceedings under securities laws. Any such investigation, litigation, or other proceeding undertaken by state or Federal regulatory agencies or private parties could necessitate the expenditure of material amounts of our capital for legal and other costs. Moreover, the dedication of human and capital resources of our Adviser and our Manager to such proceedings could limit the Manager's effectiveness in managing MRC, even if MRC is ultimately successful in its defense. If and to the extent that claims or suits for rescission are brought and successfully concluded for failure to register this offering or other offerings or for acts or omissions constituting offenses under Federal or applicable state securities laws, we could be materially and adversely affected, jeopardizing our ability to operate successfully.
Our purchase of securities may be subject to complex tender offer rules.

Because of the nature of the market for real estate‑related securities, we expect to buy securities from time to time through tender offers. Federal securities laws impose a number of obligations and requirements upon a party who undertakes a tender offer. Sanctions and penalties could be imposed on us if we do not fully comply with these complex requirements. Further, because of the perceived hostile nature of tender offers, some issuers may respond by taking legal action against us and our affiliates. We could be forced to bear some of the costs of a suit, which could be substantial, and there can be no certainty that we would be successful in fighting such a suit. Likewise, we may participate in legal actions against issuers to force them to provide investor lists when their governing documents so require, but the issuers refuse to comply.
Issuers of securities we own may vote to change the structure of the portfolio company or propose a "roll‑up."
In recent years, general partners of portfolio company targets have successfully consolidated several related limited partnerships into larger entities (these consolidations are sometimes referred to as "roll‑ups"). The new entities have usually been in the form of infinite‑life REITs or master limited partnerships, and often are listed to trade on one of the stock exchanges. In other cases, limited partners have been asked to approve the conversion of their partnership interests into common stock of a new corporation or into unsecured debentures. In most roll‑ups to date, the sponsoring general partners used an estimated market price for shares of the new entity to determine the exchange value for the limited partnership units. Shares of the new entities may fall below the exchange value and historically have often traded substantially below the exchange value. If our Adviser decides that a roll‑up proposed by a portfolio company is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a suit, which could be substantial, and there can be no certainty that legal action undertaken to halt a roll‑up by a portfolio company would be successful. See a more detailed discussion of such roll‑up transactions below under "Certain Relationships and Transactions."

Our Adviser may experience a substantial delay in identifying and locating suitable investments for us.
It may take time for our Adviser to identify suitable securities for investment. Moreover, once suitable securities are identified, a considerable delay may be experienced in consummating their purchase. In such event, corresponding delays would be experienced by us before distributions and allocations are received from our investments.
We may temporarily invest our cash reserves in volatile securities.

Our Adviser may at times make the decision to invest some of our cash reserves into publicly traded REITs as a means to earn better than money market rates. This action has risk associated with it as the market for such publicly traded assets may be volatile. In the past few years, some such investments made by other funds managed by our Adviser have declined dramatically in value, making it impossible to recover the cash reserves unless and until the market price of the securities returns to previous levels. In some cases, such issuers have ceased operations, resulting in a loss of capital for such funds.
We may use leverage, including margin accounts.
We may utilize short‑term borrowing and may acquire securities or make distributions through use of brokerage margin account loan agreements. Utilization of margin loans involves the risk of losses greater than the equity involved. Any such borrowing is subject to the leverage limitations under the 1940 Act that are described above.
The FDIC deposit insurance limits may be exceeded.
Our cash deposits with banks are insured by the Federal Deposit Insurance Corporation up to $250,000 per account. We will at times exceed such limits in our deposit accounts, which could subject us to a loss of any amount over such limit if the deposit institution were to fail.
The tax consequences of an investment in us will depend on the activities and reporting positions taken by the entities in which we invest.
We will have little or no control over the reporting activities of the issuers of securities we buy. Accordingly, it is not possible to determine the potential tax consequences generated by an investment in us. Our Adviser will not prepare or review income tax information returns of the issuers of securities in which we invest. These issuers have made and will make a number of decisions on such tax matters as the expensing or capitalizing of particular items, the proper period over which capital costs may be depreciated or amortized, the allocation of acquisition costs between real property, improvements and personal property, and many other items. An IRS audit of an issuer's information return may result in the disallowance of certain deductions and may cause audits of your individual returns. An opinion of counsel generally is not available with respect to these issues, either because they involve factual determinations, or because they involve legal doctrines not fully developed under existing case law.
Our taxable gain or loss will likely be measured by the issuer's tax basis in the real property, rather than by our purchase price for its securities.
Some of our investments are and will be made through partnerships and other REITs. The Federal income tax basis of the real estate held by those entities may be based upon their purchase price paid, as opposed to the purchase price we paid to acquire those securities. Thus, there is a risk that we may have to report more income or gain on such entities disposition of its real estate than the amount of income or gain we would have reported if we purchased the real property directly.
An issuer of securities in which we invest could be deemed a "publicly traded partnership."
Some of our investments are and will be made through partnerships. If interests in the partnerships are traded on an established exchange or readily tradable on a secondary exchange (or substantial equivalent) the partnership will be treated as publicly traded partnerships. As such, the partnership might be treated as a C corporation, resulting in its income being subject to double level taxation. In addition, the real estate held within the partnership would no longer be taken into account in satisfying the REIT asset test.
We are currently in a period of capital markets disruption and we do not expect these conditions to improve in the near future.
The U.S. capital markets have experienced volatility and disruption for several years and the U.S. economy was recently in a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk‑free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The recent economic recession could impair our portfolio companies and harm our operating results.
Certain of our portfolio companies may still be susceptible to the effects of the recent recession and may be unable to repay our loans during this period. Therefore, assets may become non‑performing and the value of our portfolio may decrease during this period. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. The recent recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.
A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross‑defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.
The lack of liquidity in our investments may adversely affect our business.
We will invest in many companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near‑term. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
Our failure to make follow‑on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow‑on" investments, in order to (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow‑on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow‑on investments, subject to the availability of capital resources. The failure to make follow‑on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow‑on investment, we may elect not to make a follow‑on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow‑on investments, or the follow‑on investment would affect our REIT tax status.
Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies fail to perform.

Our portfolio may hold a limited number of portfolio companies. We will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.
We do not intend to concentrate our portfolio on any specific geographic area, however, we may be subjected to a risk of significant loss if there is a downturn in a particular area in which a number of our investments are concentrated.
We do not intend to concentrate our portfolio on any specific geographic areas. However, a downturn in any particular area in which we are invested could significantly impact the aggregate returns we realize. As of June 30, 2016, our investments in California represented approximately 11% of the fair value, our investments in Georgia represent approximately 8.61% of the fair value, our investments in Oregon represent approximately 4% of the fair value, and our investments in Maryland represented approximately 3.22% of the fair value of our fair value. If a geographic area in which we have significant investments suffers from adverse business or economic conditions, as Northern and Southern California have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
We may not realize gains from our equity investments.
Certain investments that we may make include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current dividends. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non‑control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to This Offering
We have broad discretion over the use of proceeds of our offering and will use proceeds in part to satisfy operating expenses.
We have significant flexibility in applying the proceeds of our offering and may use the net proceeds in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating expenses.
Our Shares will not be listed until 2024, and prior to listing our stock on an exchange, there will be no public market for our common stock, and we cannot assure you that the market price of Shares will not decline following any listing.
There will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained. We do not intend to list our common stock on an established exchange prior to 2024. We cannot predict the prices at which our common stock will trade once such a listing may occur. The listing price for our common stock will be determined through discussions with the underwriters and may not bear any relationship to the market price at which it may trade after such listing. Shares of closed‑end management investment companies offered in an initial public offering that are listed for trading on an established exchange often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of BDCs have in the past frequently traded at discounts to their net asset values, regardless of sales load, underwriting discounts, and offering expenses, and our stock may also be discounted in the market if and when we apply for listing. This characteristic of BDCs is separate and distinct from the risk that our NAV per Share may decline. We cannot predict whether our Shares will trade above, at or below our NAV if and when they trade on an exchange. The risk of loss associated with this characteristic of BDCs may be greater for investors expecting to sell Shares purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional Shares to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our Independent Directors for such issuance.
We have not mandated a minimum number of Shares to be sold in this offering, which could result in a higher expense ratio.

Because of our somewhat unique plan of distribution of this offering, including our anticipated longer offering period, and for other reasons, we have not imposed any minimum number of Shares that must be subscribed for in this offering. This means that purchasers of Shares, especially in the early period of our offering, will be subject to higher expense ratios until we obtain enough capital to lower our expense ratio among stockholders to the levels we anticipate.
Our common stock price may be volatile and may decrease substantially.
The trading price of our common stock if and when we apply for listing on a national exchange may fluctuate substantially. The price of our common stock that will prevail in the market after our listing may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:
•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to REITs or BDCs;
•	failure to qualify as a REIT, or the loss of REIT status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of MCM Advisers' key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.
In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price if and when we apply for listing, and once a market for our common stock is established, if any, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

The value of our portfolio may decrease.
If the value of our investment portfolio decreases, a related write‑down would reduce our net assets.
We cannot assure you that we will be able to successfully deploy the proceeds of our offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective within six to nine months after our receipt of proceeds in this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our offering within our contemplated timeframe after the completion of the offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.
Provisions of the MGCL and of our Charter and Bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The MGCL and our Charter and Bylaws contain provisions that may discourage, delay or make more difficult a change in control of MRC or the removal of our directors. We are subject to the Maryland Business Combination Act ("MBCA"), subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the MBCA any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our Independent Directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the MBCA may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our Bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. It is the view of the SEC staff that amending our Bylaws to subject us to the Maryland Control Share Acquisition Act is inconsistent with 1940 Act §18(i).
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, and to amend our Charter without stockholder approval if such amendment does not adversely affect the rights, preferences and privileges of our stockholders. These provisions, as well as other provisions of our Charter and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

FORWARD‑LOOKING STATEMENTS AND PROJECTIONS
This prospectus contains forward‑looking statements that involve substantial risks and uncertainties. These forward‑looking statements are not historical facts, but rather are based on current expectations, estimates and projections about MacKenzie Realty, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "will," "may," "continue," "believes," "seeks," "estimates," "would," "could," "should," "targets," "projects," and variations of these words and similar expressions are intended to identify forward‑looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward‑looking statements, including without limitation:
•	an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.
Although we believe that the assumptions on which these forward‑looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward‑looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward‑looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward‑looking statements, which apply only as of the date of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period. The forward‑looking statements in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the "Securities Act").

USE OF PROCEEDS
We estimate that the net proceeds we will receive from the sale of 15,000,000 Shares in this offering will be approximately $130,500,000, after deducting the selling commissions and fees described below. To the extent that investors qualify for the volume discount or purchase as clients of investment advisers, the selling commissions will be reduced and we will have additional proceeds available to us.
We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. Based on the expenses estimated for this offering, we could use offering proceeds of up to approximately 5.0% to fund dividends, though we have no plans to do so.
We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.
Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high‑quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation as a Business Development Company — Temporary Investments" for additional information about temporary investments we may make while waiting to make longer‑term investments in pursuit of our investment objective. There is no limit on the amount of our offering proceeds that can be used to fund dividends, though we do not intend to return offering proceeds as dividends.
The following table provides an estimate of our offering‑related expenses and the relation of those expenses to the gross proceeds from the sale of 15,000,000 Shares at $10 per Share:
	Amount	Percentage
Gross offering proceeds	$150,000,000	100%
Less Stockholder Transaction Expenses:
Sales Commissions	10,500,000	7.0%
Marketing Support Fee	1,650,000	1.1%
Dealer Manager Fee	2,850,000	1.9%
Portfolio Structuring Fee	4,500,000	3.0%
Net offering proceeds available for investment	$130,500,000	87.0%

Our Charter requires us to invest at least 82.0% of the proceeds of this offering as described in this prospectus.
The estimated expenses presented in the table are based on the assumption that we issue a total of 15,000,000 Shares in this offering at $10 per Share. As explained below under "Determination of Net Asset Value," the per‑Share price may change, which would correspondingly impact the above estimates. The shares we issued to the Legacy Funds are not considered sold in this offering and therefore they are not included in any amounts shown in the table. Under our Charter, our Organization and Offering Expenses may not exceed 15.0% of the proceeds of this offering.
The sales load for Shares sold in this offering is a one‑time fee of 7.0%, which may be lower if an investor qualifies for the volume discount. Sales to clients of certain investment advisers will incur only the Dealer Manager Fee of 1.9% in lieu of commissions, so to the extent Shares are purchased by such investors, the "Sales Commissions" amounts in the above table would be lower and the "Gross offering proceeds" amount would be lower. We may pay broker‑dealers a Marketing Support Fee of 1.1% of the offering proceeds. The Dealer Manager Fee of up to 1.9% will be paid by us to Arete on all Shares sold in this offering, a portion of which may be reallowed to Selling Agents. To the extent that Arete waives any portion of the Dealer Manager Fee, the "Sales Commissions" amounts in the above table would be lower and the "Net offering proceeds" amount could be higher. Broker‑dealers may also receive reimbursement for bona fide accountable due diligence or marketing expenses up to 0.25% of the offering proceeds and non‑cash compensation of up to 0.25% of the offering proceeds. These payments will be made by us only if commissions, the Dealer Manager Fee and Marketing Support Fees are less than 10.0%, in which case the difference may be used to pay marketing expenses. Therefore, our net proceeds of estimated at 87.0% in the above table will be the same in either case. See "Arrangements with Dealer Manager and Selected Broker‑Dealers" below.

Our estimated costs and expenses of this offering are $1,000,000; the total costs and expenses that we will incur for this offering will not exceed $1,650,000. Any expenses exceeding $1,650,000 amounts will be paid by our Adviser except to the extent the full 10.0% in broker fees described above (the combined sales load, Dealer Manager Fee and Marketing Support Fee) are not incurred. In such case, the difference will be available to be paid or reimbursed by us to brokers for marketing expenses or other non‑cash compensation. Therefore, our offering costs will have either been paid by persons holding our common stock before the commencement of this offering (and will not be directly born by investors in this offering), or will be paid by our adviser, or will be paid out of the amount not paid under the 10.0% in broker fees described above.  Accordingly, investors in this offering will not pay those expenses and they are not included in the above table, though they are reflected in our pre‑offering NAV. See "Dilution" below. These costs and expenses are in addition to the approximate costs and expenses of $_______________ incurred in connection with our Initial Offering, of which we have paid $550,000 and our investment adviser, MCM Advisers, LP paid approximately $_____________. The one‑time Portfolio Structuring fee of 3.0% will be paid by us to MCM Advisers for its advisory services respecting the acquisition of all of our portfolio, including the Legacy Portfolio Acquisition. See "Investment Advisory Agreement."

DIVIDENDS
We began paying quarterly dividends to our stockholders beginning with the quarter ended June 30, 2014, and to the extent that we have income from operations available, we distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors after a quarterly review and distributed pro‑rata to holders of our Shares. Any dividends to our stockholders will be declared out of assets legally available for distribution. We would make a distribution of assets "legally available" if, after giving effect to the distribution, (i) we would be able to pay any outstanding debt, and (ii) our total assets would be greater than the sum of our total liabilities plus the amount needed to satisfy any preferential rights upon dissolution held by stockholders who have preferential rights on dissolution superior to those receiving the distribution, if we were to be dissolved at the time of distribution. In no event are we permitted to borrow money to pay dividends if the amount of such dividend would exceed our annual revenues, less expenses. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year.
We qualified to be taxed as a REIT beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return. As a REIT, we are required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90.0% of our REIT taxable income. See "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our borrowings.
Our current intention is to make any distributions in additional Shares under our DRIP out of assets legally available therefore, unless you reside in a state in which the securities regulator has restricted your ability to participate in our DRIP or you have not opted into the DRIP. See "Dividend Reinvestment Plan." If you hold Shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive dividends in cash.
Any distribution we receive from a portfolio company that is made as a result of the sale of a portion of the assets held by that entity and that results in the remaining net asset value, as approved by the Board, of that particular entity falling to less than 110.0% of our carrying cost for that entity, shall be used, for tax purposes, first to reduce our carrying cost for that entity. The amount used for this purpose is not reported as income and will be reinvested. The remaining balance, if any, will be reported as income.

Our Charter only permits in‑kind distributions of readily marketable securities, beneficial interests in a liquidation trust or property as determined by our Board of Directors.

Throughout this prospectus, we generally refer to "dividends" in an effort to best describe how we intend to make payments to stockholders. "Dividends" generally refer to payments of a corporation's earnings from operations, as opposed to a return of investors' capital (which is usually referred to as a "distribution"). Since we do not foresee returning investors' capital, we use "dividends" throughout the prospectus, except in certain places where the use of "distribution" has a specific meaning in a particular context, such as in the section captioned "Material U.S. Federal Income Tax Considerations."

The following tables reflect the cash dividends per Share that we have paid on our common stock during each of the last three fiscal years.

Fiscal Year Ended June 30, 2016
Dividends
During the Quarter Ended	Per Share	Amount
Three months ended September 30, 2015	$ 0.300	$ 623,394
Three months ended December 31, 2015	$ 0.210	$ 520,306
Three months ended March 31, 2016	$ 0.250	$ 676,145
Three months ended June 30, 2016	$ 0.175	$ 557,661

Fiscal Year Ended June 30, 2015
Dividends
During the Quarter Ended	Per Share	Amount
Three months ended September 30, 2014	$ 0.300	$ 255,442
Three months ended December 31, 2014	$ 0.175	$ 186,812
Three months ended March 31, 2015	$ 0.175	$ 233,445
Three months ended June 30, 2015	$ 0.175	$ 296,887

Fiscal Year Ended June 30, 2014
Dividends
During the Quarter Ended	Per Share	Amount
Three months ended September 30, 2013	$ ‑	$ ‑
Three months ended December 31, 2013	$ ‑	$ ‑
Three months ended March 31, 2014	$ ‑	$ ‑
Three months ended June 30, 2014	$ 0.175	$ 130,850

CAPITALIZATION
Our unaudited financial statements for the nine-months ended March 31, 2016, and our audited financial statements for the periods ended June 30, 2014 ("Fiscal 2014") and June 30, 2015 ("Fiscal 2015") are provided near the end of this prospectus. The following table provides:
•	our cash and capitalization as of the nine-months ended March 31, 2016, and as of the years ended June 30, 2014, and June 30, 2015; and
•
our cash and capitalization as of March 31, 2016, with pro‑forma calculations assuming the sale of an additional 15,000,000 Shares in this offering (for a total of 18,357,724), after deducting the estimated selling commissions, Dealer Manager Fee, selling and Marketing Support Fees and Portfolio Structuring Fee, all payable out of the proceeds of this offering.

	June 30, 2014		June 30, 2015		March 31, 2016	March 31, 2016, As Adjusted

Assets:
Investments, at fair value	$5,905,995		18,645,022		$27,704,020	$27,704,020
Cash and cash equivalents	3,522,751		4,297,086		6,439,951	136,939,951
Accounts receivable	12,869		87,689		322,777	322,777
Other assets	69,145		188,407		307,183	307,183
Deferred offering costs	35,402		0		-	-
Total assets	$9,546,162		$23,218,204		$34,773,931	$165,273,931

Total liabilities	$781,373		$879,765.00		$1,980,938	$1,980,938

Net assets:
Common stock, par value $0.0001; 80,000,000 shares authorized	$89		220		$336	$1,836
Capital in excess of par value	8,591,878		20,061,251		30,147,921	160,646,421
Retained earnings	172,822		2,276,968		2,644,736	2,644,736
Total net assets	$8,764,789	$-	$22,338,439	$-	$32,792,993	$163,292,993
Shares issued and outstanding, pro forma, as adjusted	893,808		2,196,613		3,357,724	18,357,724

DILUTION
The potential per‑Share dilution to our stockholders as of March 31, 2016, would be represented by the amount by which the offering price per Share exceeds our pro forma NAV per Share after the completion of this offering. Net asset value per Share is determined by dividing our NAV, which is our gross assets less total liabilities, by the number of outstanding Shares.

Our March 31, 2016, NAV was $32,792,933, or $9.77 per Share.  After giving effect to the sale of an additional 15,000,000 Shares in this offering at a public offering price of $10 per Share, and after deducting the selling commissions, the Dealer Manager Fee, Marketing Support Fees and the Portfolio Structuring Fee aggregating (a maximum of) $19,500,000, our pro forma NAV is expected to be approximately $163,292,993, or approximately $8.90 per Share. The following table illustrates the impact on NAV for investors in this offering, on a per‑Share basis, taking into account the assumptions described above:
Net asset value as of March 31, 2016	$9.77
Pro forma March 31, 2016 NAV (unaudited) after completion of this offering, and after deducting the selling commissions, the Dealer Manager Fee, selling and Marketing Support Fees, the Portfolio Structuring Fee	$8.90
Dilution experienced by persons investing in the ongoing public offering or this offering after March 31, 2016	$0.87
Dilution experienced by persons investing in the ongoing public offering or this offering after March 31, 2016, as a percentage of the offering price	8.7%

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the reduction to NAV and dilution that would be experienced by a stockholder if we issued and additional 5,000,000, 10,000,000, and 15,000,000 Shares in the offering, at a discount to the then‑current NAV. The examples are based upon our NAV as of March 31, 2016, as of which we had 3,357,723.89 Shares outstanding, with net assets of $32,792,993, or NAV per Share of $9.77. The table illustrates the dilutive effect on a stockholder of (i) the sale of an additional 5,000,000 Shares in the public offering, (ii) the sale of another 10,000,000 Shares in the public offering, and (iii) the sale of another 15,000,000 Shares in the public offering. The table assumes all Shares are sold at $10 per Share and that the aggregate offering expenses and commissions, in addition to the Portfolio Structuring Fee, are 13%.
	As of March 31, 2016	Example 1 5,000,000 Shares Sold	Example 2 10,000,000 Shares Sold	Example 3 15,000,000 Shares Sold

Price per Share	$10.00	$10.00	$10.00	$10.00
Net Proceeds per Share to us	$8.70	$8.70	$8.70	$8.70

Net Assets After Transactions
NAV	$32,792,993.00	$ 76,292,993.00	$ 119,792,993.00	$163,292,993.00
Total Shares Outstanding	3,357,723.89	8,357,723.89	13,357,723.89	18,357,723.89
NAV per Share	$9.77	$9.13	$ 8.97	$8.90
Change	‑‑	(6.5%)	(8.2%)	(8.9%)

LEGACY PORTFOLIO ACQUISITION
On February 28, 2013, we acquired the Legacy Portfolio from the Legacy Funds. The Legacy Portfolio's total value was approximately $6.92 million at February 28, 2013. We acquired the Legacy Portfolio in exchange for 692,217 Shares (which Shares were not a part of the Initial Offering). After the Legacy Portfolio Acquisition, our NAV per Share was $9.42, reflecting the fair value of the Legacy Portfolio as of February 28, 2013. The acquisition of the Legacy Portfolio was a taxable transfer of assets, and, as a result, we took a tax basis in the assets acquired equal to the amount paid for them. The amount paid equaled the sum of the fair market value of our stock issued as consideration and any cash paid as consideration. Accordingly, the Legacy Portfolio Acquisition is not expected to have any direct tax consequences on any investor in this offering.

In establishing the fair value of the Legacy Funds' assets, our Board, including all of the Independent Directors, exercised its fiduciary duties to us and our stockholders. The Board considered management's valuation methodologies, including numerous third party pricing sources and the audited financial statements provided by several Legacy Fund asset issuers, in arriving at the conclusion that the values fairly represented the market value of those assets on February 28, 2013.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward‑looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward‑looking information due to the factors discussed under "Risk Factors" and "Forward‑Looking Statements and Projections" appearing elsewhere herein.
Overview
We are an externally managed non‑diversified company that has elected to be treated as a BDC under the 1940 Act. We qualified to be taxed as a REIT beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return. As a REIT, we are not subject to federal income taxes on amounts that we distribute to the stockholders, provided that, on an annual basis, we distribute at least 90.0% of our REIT taxable income to the stockholders and meet certain other conditions. To the extent that we satisfy the annual distribution requirement but distribute less than 100.0% of our taxable income, we will be subject to an excise tax on our undistributed taxable income.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by MCM Advisers, and MacKenzie Capital Management provides the non‑investment management services and administrative services necessary for us to operate.
We were formed to continue and expand the business of the Legacy Portfolio. We intend to invest primarily in debt and equity real estate‑related securities with the receipt of proceeds from this offering.
At the first meeting of the Board of Directors, our original Articles of Incorporation and Bylaws were reviewed and ratified by a majority vote of the directors and Independent Directors. Subsequently, amendments to our Articles of Incorporation and Bylaws were reviewed and ratified by a majority vote of the directors and Independent Directors, as well as by our existing stockholders. The Board of Directors has also established written policies on investments and borrowing and will monitor the administrative procedures, investment operations and performance of MRC and MCM Advisers to assure that such policies are carried out.
As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70.0% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high‑quality debt investments that mature in one year or less. This offering will significantly increase our capital resources. See "Regulation as a Business Development Company."
Investment Plan

Our investments are generally expected to range in size from $10 thousand to $3 million. However, we may make larger investments from time to time on an opportunistic basis. We focus primarily on real estate‑related securities and intend to continue to do so. We purchase most of our securities (i) directly from existing security holders, (ii) through established securities markets, and (iii) in the case of unregistered, privately offered securities, directly from issuers. We will invest primarily in debt and equity securities issued by U.S. companies that primarily own commercial real estate that are either illiquid or not listed on any exchange.

Revenues
We generate revenues in the form of capital gains and dividends on dividend‑paying equity securities or other equity interests that we acquire, in addition to interest on any debt investments that we hold. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance‑based fees. Any such fees will be generated in connection with our investments and recognized as earned.
Expenses
Our primary operating expenses include the payment of: (i) investment advisory fees (which include the Portfolio Structuring Fee) to our Adviser; (ii) our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Acquisition expenses may not exceed 6.0% of the size of any mortgage loan we purchase. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments, including our initial portfolio from the Legacy Funds. See "Investment Advisory Agreement." Our expenses must be billed to and paid by us, except that a Sponsor may be reimbursed for actual cost of goods and services used by us and certain necessary administrative expenses. We will bear all other expenses of our operations and transactions, including:
•	the cost of calculating our NAV, including the cost of any third‑party valuation services;
•	the cost of effecting sales and repurchases of our Shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third‑party advisory fees;

•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees in the future;
•	federal, state and local taxes;
•	Independent Directors' fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub‑administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1934 Act, the 1940 Act and applicable federal and state securities laws; and
•
all other expenses incurred by either MacKenzie Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

In addition, we estimate that we will incur approximately $1,000,000 of costs and expenses in this offering. The maximum amount we will incur is $1,650,000.  Any additional amounts will be paid by our Adviser.

Portfolio Investment Composition

The following table summarizes the composition of our investments at cost and fair value as of March 31, 2016, June 30, 2015 and 2014:

	March 31, 2016		June 30, 2015		June 30, 2014
Asset Type	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Publicly Traded Company	$11,149,057	$10,974,666	$ 3,851,842	$ 3,411,454	$ 1,595,485	$ 1,698,515
Non‑traded Company	6,454,735	7,360,671	6,763,831	8,838,025	180,101	257,584
LP Interest	7,256,584	8,394,909	5,246,418	5,642,367	2,587,115	2,680,542
Investment Trust	258,435	207,415	319,906	285,100	714,915	764,560
Note	645,931	766,359	346,723	468,076	515,791	504,794
Total	$25,764,742	$27,704,020	$ 16,528,720	$ 18,645,022	$ 5,593,407	$ 5,905,995

Determination of NAV

We determine the NAV of our investment portfolio each quarter (and as of each bi‑monthly closing when our offering continues) by subtracting our total liabilities from the fair value of our gross assets. We conduct the valuation of our assets and determine our NAV consistent with GAAP and the 1940 Act, and report our NAV in our periodic reports filed with the SEC under the 1934 Act. Our valuation procedures are summarized above under the "critical accounting policies" section.

Our net asset value ("NAV") as of March 31, 2016, was $9.77 per Share compared to $10.06 per Share as of December 31, 2015, a $0.29 per Share decrease of approximately 2.9%. The net decrease during the three months was due to decreases resulting from (i) issuance of Shares (net of selling commissions and dealer manager fees) below NAV resulting in decrease of a $0.22 per Share (ii) a dividend to stockholders of $0.21 per Share (iii) net unrealized loss of $0.10 per Share and (iv) net investment loss of $0.07 per Share. The decreases in NAV were offset by increases resulting from (i) net realized gains on sale of investments of $0.27 per Share and (ii) repurchases of outstanding Shares below NAV resulting in an increase of $0.04 per Share.

Our net asset value ("NAV") as of March 31, 2016, was $9.77 per Share compared to $10.17 per Share as of June 30, 2015, a $0.40 per Share decrease of approximately 3.9%. The net decrease during the nine months was due to decreases resulting from (i) issuance of Shares (net of selling commissions and dealer manager fees) below NAV resulting in decrease of a $0.58 per Share (ii) a dividend to stockholders of $0.64 per Share and (iii) net unrealized loss of $0.06 per Share. The decreases in NAV were offset by increases resulting from (i) net realized gains on sale of investments of $0.80 per Share (ii) repurchases of outstanding Shares below NAV resulting in increase of $0.05 per Share and (iii) net investment income of $0.03 per Share.

Our NAV as of June 30, 2015, was $10.17 per Share, compared to $9.81 per Share at June 30, 2014, a $0.36 per Share increase of approximately 3.7%. The net increase resulted from from (i) net realized gain on sale of investments of $1.03 per Share, (ii) net unrealized gain on investments of $1.17 per Share and (iii) income tax benefit of $0.12 per Share due to reversal of some of the Fiscal 2014 tax provisions in Fiscal 2015 as a result of REIT election beginning with tax year ending December 31, 2014. The increases in NAV were offset by decreases resulting from (i) net investment loss of $0.24 per Share (ii) dividend to stockholders of $0.63 per Share, which was calculated using the weighted average shares outstanding during the year ended June 30, 2015, and (iii) issuance of Shares, net of selling commissions and dealer manager fees, below NAV, resulting in decrease of $1.09 per Share.

Results of Operations

Investment income: Investment income primarily consists of dividend and distribution income and, interest and other income.

Total investment income for the three months ended March 31, 2016, and 2015, were $379,086 and $174,302, respectively. The increase of $204,784, or 117%, was primarily due to an increase in our investment portfolio size by approximately $11.1 million in cost basis since March 31, 2015. The cost basis of our investment portfolio was $25.8 million as of March 31, 2016, compared to $14.6 million as of March 31, 2015.

Total investment income for the nine months ended March 31, 2016, and 2015, were $1,835,674 and $359,278, respectively. The increase of $1,476,396, or 411%, was primarily due to the Fund receiving large non-recurring distributions and dividends from various investments (Rancon Realty Fund IV, LP, Uniprop Manufactured Housing Income Fund II, LP, Resource Real Estate Investors 6, LP, and KBS Real Estate Investment Trust, Inc.) during the nine months ended March 31, 2016. To a lesser extent, the increase was due to an increase in our investment portfolio size by approximately $11.1 million in cost basis since March 31, 2015. The cost basis of our investment portfolio was $25.8 million as of March 31, 2016, compared to $14.6 million as of March 31, 2015.

For Fiscal 2015, total dividend and distribution income was $532,036 compared to $597,847 for Fiscal 2014. The decrease of $65,811 or 11% was primarily due to Fiscal 2014 income containing large non‑recurring distributions of $372,427 from Post Street Renaissance Partners and Brown Palace. This decrease was offset by a total increase of $306,616 resulting from acquisition of new investments in Fiscal 2015 with cost basis of $17.6 million that provided dividend and distributions in Fiscal 2015 and an infrequent distribution from Secured Income, LP during Fiscal 2015.

Total interest and other income for Fiscal 2015 was $70,533 compared to $26,097 for Fiscal 2014. This increase of $44,436 or 170% was due to additional lending of $70,928 to BR Cabrillo during Fiscal 2015, BR Cabrillo earning full year of interest in Fiscal 2015 compared to only one quarter in Fiscal 2014, TTLC Note being reinstated on accrual status in Fiscal 2015 before the note was fully redeemed and reimbursement of legal fees incurred on Post Street Renaissance Partners during Fiscal 2015.

Operating Expenses:

Total operating expenses for the three months ended March 31, 2016, and 2015, were $599,680 and $211,466, respectively. This net increase of $388,214, or 184%, was primarily attributed to increases in the subordinated incentive fee of $285,577 and the base management fee of $82,011.

The Fund did not incur any subordinated incentive fee for the three months ended March 31, 2015, because as of March 31, 2015, the Fund's accumulated net realized gains since inception-to-date offset by unrealized losses did not exceed a 7% annualized return on the outstanding capital. However, as of March 31, 2016, the Fund's accumulated net realized gains since inception-to-date offset by unrealized losses exceeded a 7% annualized return on the outstanding capital. Thus, the Fund accrued an estimated the Capital Gain Fee of $285,577 during the three months ended March 31, 2016. The estimated fee accrued as of March 31, 2016, is subject to change since the fee is computed and paid annually at the end of each fiscal year.

The increase in the three months ended base management fee was due to the increase in the managed capital since March 31, 2015. As of March 31, 2016, managed capital was $33.6 million compared to $18.1 million as of March 31, 2015, which is an increase of $15.5 million.

Total operating expenses for the nine months ended March 31, 2016, and 2015, were $1,744,999 and $684,211, respectively. This net increase of $1,060,789, or 155%, was primarily attributed to increases in the subordinated incentive fee of $835,992 and the base management fee of $256.823.

The Fund did not incur any subordinated incentive fee for the nine months ended March 31, 2015, because as of March 31, 2015, the Fund's accumulated net realized gains since inception-to-date offset by unrealized losses did not exceed a 7% annualized return on the outstanding capital. However, as of March 31, 2016, the Fund's accumulated net realized gains since inception-to-date offset by unrealized losses exceeded a 7% annualized return on the outstanding capital. Thus, the Fund accrued an estimated the Capital Gain Fee of $818,043 during the nine months ended March 31, 2016. The estimated fee accrued as of March 31, 2016, is subject to change since the fee is computed and paid annually at the end of each fiscal year. In addition, during the nine months ended March 31, 2016, $17,949 of the Income Fee was incurred to the Adviser after net investment income for the quarter ended December 31, 2015, exceeded 1.75% (7% annualized) of the Fund's contributed capital.

The increase in the nine months ended base management fee was due to increase in the managed capital since March 31, 2015. As of March 31, 2016, managed capital was $33.6 million compared to $18.1 million as of March 31, 2015, which is an increase of $15.5 million.
Total operating expenses for Fiscal 2015 and 2014 were $965,731 and $914,531, respectively. This increase of $51,200, or 5.6%, was due to increases in base management fee of $261,686, subordinated incentive fee of $46,748, administrative costs reimbursements of $60,000, professional fees of $24,210 and other general and administrative expenses of $12,577 offset by decrease in amortization of deferred offering costs of $354,021. The decrease in amortization of deferred offering cost was due to deferred offering cost of $424,825 being fully amortized as of the quarter ended September 30, 2014. The increases in administrative cost reimbursements, base management fee, professional fees and other general and administrative expenses were primarily due to the increases in capital contributions and investment activities since June 30, 2014. As of June 30, 2015, we have issued approximately 1.3 million additional Shares with approximately $13 million in gross capital since June 30, 2014. The increase in subordinated incentive fee (income fee) was a result of accruing an incentive fee during Fiscal 2015 that was deferred during Fiscal 2014. The fee was deemed earned as of June 30, 2015, for GAAP purposes in accordance with ASC 450, Contingencies, even though the fee was not payable to the Advisers until the Company has paid dividend to the stockholders equal to 7% per year of the contributed capital.

Net realized gain on sale of investments:

Total net realized gain on sale of investments for the three months ended March 31, 2016, and 2015, were $864,576 and $436,436, respectively. This increase of $428,140, or 98%, was primarily due to the Fund realizing a gain of $859,594 from the merger of Landmark Apartment Trust, Inc. during the quarter ended March 31, 2016. There were no such large gains realized during the three months ended March 31, 2015.

Total realized gains on the sale of investments for the nine months ended March 31, 2016, was $2,272,551, compared to $758,190 for the nine months ended March 31, 2015. This increase of $1,514,361, or 200%, was primarily due to the Fund realizing gains of $1.03 million from the redemption of SmartStop Self storage, Inc. shares and $859,594 from the merger of Landmark Apartment Trust, Inc. during the nine months ended March 31, 2016. There were no such large gains realized during the three months ended March 31, 2015.

Total realized gain on investments for Fiscal 2015 and 2014 were $1,578,081 and $632,703, respectively. This increase of $945,378, or 149%, was primarily due to increase in investment sales activities in Fiscal 2015 compared to Fiscal 2014. Investments with cost basis of $6.54 million was sold in Fiscal 2015, compared to sales of investments with cost basis of $2.46 million in Fiscal 2014.

Net unrealized gain on investments:

During the three months ended March 31, 2016, we recorded unrealized gains of $554,740 and realized gains of $864,576, which was reclassified out of the unrealized gains resulting in net unrealized loss of $309,836 for the three months ended March 31, 2016. During the three months ended March 31, 2015, we recorded net unrealized gains of $1,366,272 and realized gains of $436,436, which was reclassified out of the unrealized gains resulting in net unrealized gains of $929,836 for the three months ended March 31, 2015. The net unrealized gains inclusive of the reclassified realized gains for the three months ended March 31, 2016 decreased by $811,532 or 59%. This decrease was primarily due to two publicly traded securities (Apple Hospitality REIT, Inc. and TIER REIT, Inc.) that provided higher than normal fair value appreciations during the three months ended March 31, 2015. In addition, fair values of some of the publicly traded securities (Ashford Hospitality Prime, Inc., New York REIT, Inc., and TIER REIT, Inc.) and a non-traded security (KBS Real Estate Investment Trust, Inc.) decreased reducing the amount of net unrealized gains during the three months ended March 31, 2016.

During the nine months ended March 31, 2016, we recorded unrealized gains of $2,095,526 and realized gains of $2,272,551, which was reclassified out of the unrealized gains, resulting in net unrealized loss of $177,025 for the nine months ended March 31, 2016. During the nine months ended March 31, 2015, we recorded net unrealized gains of $2,472,447 and realized gains of $758,190, which were reclassified out of the net unrealized gains, resulting in net unrealized gains of $1,714,257 for the nine months ended March 31, 2015. The net unrealized gains inclusive of the reclassified realized gains for the nine months ended March 31, 2016, decreased by $376,921, or 15%. This decrease was primarily due to decreases in fair value of Rancon Realty Fund IV and some of the publicly traded securities. The decrease in fair value of Rancon Realty Fund IV was due to payment of cash distributions after sales of some of the real properties it owned.

Total unrealized gain on investments for Fiscal 2015 and 2014 were $1,803,714 and $192,524, respectively. The increase of approximately $1.61 million, or 837%, in Fiscal 2015 was primarily due to net increase in investment portfolio of $10.94 million since June 30, 2014. As of June 30, 2015, we had investments with a cost basis of $16.53 million, compared to $5.59 million as of June 30, 2014. In addition, three new investments (TIER REIT, Inc., SmartStop Self Storage, Inc. and KBS Real Estate Investment Trust, Inc.) acquired after June 30, 2014, resulted in significant fair value appreciation during Fiscal 2015. These three investments contributed approximately $1.65 million of unrealized gain during Fiscal 2015.

Income tax provision (benefit):

For the three months ended March 31, 2016, and 2015, we did not record any income tax provision as we have elected to be treated as a REIT. In addition, we believe that dividends we paid to our stockholders during tax year 2015 are expected to exceed our REIT taxable income and for tax year 2016, we intend to make the required amount of dividends to stockholders such that we would not pay any income taxes on our REIT income.

We did not record any income tax provision for the nine months ended March 31, 2016, or 2015, as we have elected to be treated as a REIT for tax purposes beginning with tax year ended December 31, 2014. Our dividends paid to our stockholders during tax year ended December 31, 2014, exceeded the REIT taxable income and we believe that dividends we paid to our stockholders during tax year ended December 31, 2015, will exceed our REIT taxable income. In addition, during the tax year ended December 31, 2016, we intend to make the requisite amount of dividends to stockholders such that we would not pay any income taxes on our REIT income.

For Fiscal 2015, we recorded an income tax benefit of $188,949 compared to income tax provisions of $373,580 for Fiscal 2014. This is a decrease of $562,529 or 151% which was due to reversal of income tax provisions recorded through June 30, 2014, during quarter ended December 31, 2014, after we determined that the Company will qualify as a REIT beginning with the tax year ending December 31, 2014. For Fiscal 2014, which includes six months of tax year 2014, we had recorded income tax provisions of $373,580 treating the Company as a corporation for federal and state income tax purposes since we did not reach to our REIT qualification conclusion until the quarter ended December 31, 2014.

Liquidity and Capital Resources

Capital Resources

We are offering a maximum of 15,000,000 Shares in connection with this offering. We are currently in the process of raising capital through the ongoing Initial Offering, which we plan to continue until this Registration Statement is effective. The initial sales of our common stock occurred in January 2014 and, as of June 30, 2016, we have sold 3,385,861.54 Shares, resulting in gross proceeds of $33,830,074 and net proceeds of $29,514,746. We have issued 112,861.56 Shares under our DRIP at a price of $9 per Share with gross proceeds of $1,015,760.23. As of June 30, 2016, 169,607.39 of Shares have been repurchased under our Share Repurchase Program at a total cost of $1,526,467.  We do not have any plans to issue any preferred equity. We plan to fund future investments acquisitions from the net proceeds raised from the ongoing public offering, this offering and any future offerings of securities and cash flows from operations, including earnings on investments in the Legacy Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. government securities and other high‑quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities; however, we do not have any current plans to borrow money. We are currently selling our Shares on a continuous basis at a price of $10 which, after taking into account the aggregate Stockholder transaction expenses and the Portfolio Structuring Fee, of 13%, is below NAV, as approved at the annual meeting of stockholders held on November 12, 2015.

Our aggregate borrowings (if any), secured and unsecured, are expected to be reasonable in relation to our net assets and will be reviewed by the Board of Directors, at least quarterly. The maximum amount of such borrowing is limited by the 1940 Act.

Our primary use of funds is investing in portfolio companies, cash distributions to holders of our common stock (primarily from investment income and realized capital gains), payments to any lenders or senior security holders, and the payment of operating expenses. If we sell all available Shares through this offering, we expect to have received cash resources of approximately $130.5 million. See "Legacy Portfolio Acquisition" and "Use of Proceeds."

Cash Flows

For the nine months ended March 31, 2016, we experienced a net increase in cash of $2.1 million. During this period, we generated $8.5 million of cash from our financing activities and used $6.4 million of cash in operating activities. Net cash outflow from operating activities was primarily due to purchases of investments of $17.3 million, offset by cash inflow of $10.2 million from sales of investments and cash inflow of $0.7 million from investment income, net of operating expenses. Cash inflow from financing activities resulted from the sale of Shares with proceeds of $12.4 million, net of change in capital pending acceptance. The financing cash inflow was offset by outflows from the payment of selling commissions and fees of $1.6 million, stock repurchases of $1.1 million, and stockholder dividends of $1.2 million.

For Fiscal 2015, we experienced a net increase in cash of $774,335.  During this period, we generated $10,541,087 of cash from our financing activities and used $9,766,752 of cash in operating activities.  Net cash outflow from operating activities was primarily due to purchase of investments of $17,555,986 and $409,520 of cash used for operating expenses, net of cash received from investment income.  These operating activities cash outflows were offset by cash inflow of $8,120,686 and $78,068 from sales of investments and return of capital from our investments, respectively.  Cash inflow from financing activities resulted from the sale of 1,294,097 Shares with gross receipts of $12,925,611, net of $15,359 of volume discount and an increase in capital pending acceptance of $208,050 as of June 30, 2015 compared to June 30, 2014.  These inflows were offset by the payment of selling commissions and fees of $1,698,361 and stockholder dividends of $894,213, net of $78,373 of dividends reinvested in our DRIP.

Dividend Policy
We began paying quarterly dividends to our stockholders beginning with the quarter ended March 31, 2014, and to the extent that we have income from operations available, we intend to continue distributing quarterly dividends to our stockholders. Our quarterly dividends, if any, are determined by our Board of Directors after a quarterly review and distributed pro‑rata to holders of our Shares. Any dividends to our stockholders are declared out of assets legally available for distribution. In no event are we permitted to borrow money to pay dividends if the amount of such dividend would exceed our annual accrued and received revenues, less operating costs. Dividends in kind are not permitted, except as provided in our Charter.
We qualified to be taxed as a REIT beginning with the tax year ended December 31, 2014, and made our REIT election in our 2014 tax return. As a REIT, we are required to distribute at least 90% of our REIT taxable income to the stockholders and meet certain other conditions. We can offer no assurance that we will achieve results that will permit the payment of cash dividends required by the Code and, to the extent that we issue senior securities, we are prohibited from paying dividends if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our borrowings.
Our current intention is to make any dividends in additional Shares under our DRIP to stockholders who have elected to participate in our DRIP unless participation in the DRIP is restricted by a state securities regulator.
Other Contractual Obligations
We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, under which MCM Advisers serves as our investment adviser, and the Administration Agreement, under which MacKenzie Capital Management furnishes us with certain non‑investment management services and administrative services necessary to conduct our day‑to‑day operations. Each of these agreements is terminable by either party upon proper notice. Payments under the Investment Advisory Agreement in future periods (after the up‑front payment of the Portfolio Structuring Fee) will be (i) a percentage of the value of our Managed Funds; and (ii) incentive fees based on our income and our performance above specified hurdles (except in the year of liquidation). Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by MacKenzie Capital Management. However if MacKenzie Capital Management withdrawals as our administrator, it will be liable for any expenses we incur as a result of such withdrawal. See "Investment Advisory Agreement" and "Administration Agreement." For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see "Fees and Expenses."
It is our Board of Directors' duty to evaluate the performance of MCM Advisers before entering into or renewing the Investment Advisory Agreement. The criteria used in such evaluation will be reflected in the Board meeting minutes. The Investment Advisory Agreement has an initial term of two years. The Advisory Agreement is terminable by a majority of the Independent Directors or our stockholders, without penalty upon not more than 60 days' written notice, and may be terminated by MCM Advisers on 120 days' written notice to us. In the event of the termination of the Investment Advisory Agreement, MCM Advisers is obligated to cooperate with us and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function. Upon termination, the Board of Directors will appoint any successor adviser and determine its compensation.
The Administration Agreement may be terminated by us without penalty upon 120 days' written notice and the Administrator must provide our stockholders with 120 days' notice to terminate. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Off‑Balance Sheet Arrangements

We do not have any off‑balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Critical Accounting Policies

In addition to the discussion below, our critical accounting policies are discussed in Note 2 of our financial statements, which are part of this prospectus beginning on page F‑1.
Revenue Recognition

Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment) on the ex-dividend date. Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee's underlying assets are compared to the estimated value of the remaining assets and are recorded as a return of capital or as investment income as appropriate.
Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis. Net change in unrealized gain (loss) reflects the net change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gains or losses.

Fair Value Measurements
GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.
Investments measured and reported at fair value are classified and disclosed in one of the following categories:
Level I –       Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Company does not adjust the quoted price for these investments even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.
Level II –     Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.
Level III –    Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair values for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had an active market for these investments existed.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement, in its entirety, requires judgment and considers factors specific to the investment.

Valuation of Investments
The Company's financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Company develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace.

Examples of market information that the Company attempts to obtain include the following:

•          Recently quoted trading prices for the same or similar securities;
•          Recent purchase prices paid for the same or similar securities;
•          Recent sale prices received for the same or similar securities;
•          Relevant reports issued by industry analysts and publications; and
•          Other relevant observable and unobservable inputs, including liquidity discounts.

After considering all available indications of the appropriate rate of return that market participants would require, the Company considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.
The real estate securities in which the Company invests are, due to the absence of an efficient market, generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly changed from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recently quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Company may wish to sell.
In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Company to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.
The Company is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

Related Parties
We entered into the Advisory Agreement with MCM Advisers. MCM Advisers and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. MCM Advisers and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, MCM Advisers or its affiliates may determine that we should invest side‑by‑side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with MCM Advisers' allocation procedures. Under the Administration Agreement with MacKenzie Capital Management, LP, our Administrator granted to us a non‑exclusive, royalty‑free license to use the name "MacKenzie." Under the terms of the Administration Agreement, MacKenzie Capital Management will provide us with the office facilities and administrative services necessary to conduct our day‑to‑day operations.
As consideration for our acquisition of the Legacy Portfolio, an aggregate of 692,217 Shares were issued to the Legacy Funds. For information on the ownership of our Shares, see "Control Persons and Principal Stockholders." As discussed elsewhere in this prospectus, MCM Advisers' affiliates manage other funds with similar investment strategies as ours. Under both the 1940 Act and the Advisers Act, our funds may not be comingled with the assets of such other funds.

BUSINESS
MacKenzie Realty
We are an externally managed non‑diversified company that has elected to be treated as a BDC under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through real estate debt and equity investments. Our investments are managed by MCM Advisers, and MacKenzie Capital Management provides the administrative services necessary for us to operate. We were formed to continue and expand the business of the Legacy Funds. As part of this continuation and expansion, we invest primarily in debt and equity real estate‑related securities. Under normal market conditions, we will invest at least 80.0% of our total assets in common stocks and other equity or debt securities issued by real estate companies, including REITs and similar REIT‑like entities. A real estate company is one that (i) derives at least 50.0% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50.0% of its assets invested in such real estate. Our investments will generally range in size from $10 thousand to $3 million. However, we may make larger investments from time to time on an opportunistic basis.
About MCM Advisers
We are managed by MCM Advisers, whose investment team members have an average of nearly 19 years of experience investing in real estate‑related securities. MCM Advisers' investment team also presently manages 50 private funds (other than the Legacy Funds) which have investment objectives and strategies that are similar to ours.
We expect to benefit from the ability of our Adviser's investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our Adviser's investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.
Our Adviser is led by C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser. Mr. Patterson is assisted by Berniece A. Patterson, who serves as Chair of the Board of the General Partner of our Manager and our Adviser, Glen W. Fuller, who serves as Chief Operations Officer and Managing Director of the General Partner of our Manager and our Adviser, Chip Patterson, who serves as Managing Director and General Counsel of the General Partner of our Manager and our Adviser, Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser, Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our Manager and our Adviser, Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser, and Jen L. Ireland, who serves as Vice President of Administration for the General Partner of our Manager and our Adviser. We consider C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, and Paul Koslosky, and Ms. Christine Simpson to be MCM Advisers' investment team.
The NASAA Omnibus Guidelines suggest disclosure that our Sponsors (the Adviser and Manager) have an estimated aggregate net worth in excess of $13 million. No portion of such net worth will be available to us to satisfy any of our liabilities or other obligations

Potential Market Opportunity
We intend to continue to pursue a strategy focused on investing primarily in illiquid or non‑traded debt and equity securities issued by U.S. companies generally owning commercial real estate. These companies are likely to be NTRs, small‑capitalization publicly traded REITs, public and private RELPs, LLCs, and TICs. We believe the size of this market and certain recent developments, coupled with our Adviser's network, create an attractive investment environment for our strategy for a number of reasons1, including:
•
Expected sources of liquidity have disappeared. Most NTRs intended to offer their stockholders a quarterly shareholder redemption program. When the recent economic downturn began, most NTR sponsors suspended their shareholder redemption plans to conserve cash. Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now experienced a decline in property value and are unable to liquidate profitably. As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital. During the recent economic downturn, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties. Some companies in the retail, hospitality, and multi‑family sectors deferred maintenance in order to preserve cash. For these reasons, we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many loans are due or coming due in the next few years. During the last economic expansion from 2003 – 2008, many real estate acquisitions were financed with loans that mature in 5 or 10 years. Many companies will have difficulty refinancing these loans as a result of a decline in the value of the property, forcing them to look for less traditional, and more expensive, lenders.

•
Small transaction sizes allow for a profitable niche. The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000. Similarly, most of the RELPs, LLCs and TICs that we target for loans will need less than $10 million in recapitalization loans or equity. As a result, most real estate investment firms cannot efficiently compete with us in such small transactions. Our Adviser has 30 years of experience closing such transactions with very low transaction costs.

1 See, for example, Direct Investments Spectrum, March / April 2013, for a discussion of issues impacting the marketplace.

Investment Strategy
Our investment objective is to generate both current income and capital appreciation through debt and equity real estate‑related investments. We accomplish this by a combination of rigorous analysis of the net asset value of and risks associated with a potential security acquisition, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value. Although we may acquire any type of security by any method, our acquisitions will generally be accomplished in the following ways:
•
Tender offers. We acquire shares of NTRs and other real estate companies via registered tender offers and non‑registered tender offers. This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities. By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized. Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements. We may make direct loans to private real estate companies and arrange for private placements of equity issued directly to us by private real estate companies. These direct investments may be made after we have an equity investment in the company, which companies are smaller so that we are more familiar with their properties and management.

•
Purchases of small‑cap REITs on the open market. We believe that small‑capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value. While these REITs tend to be highly illiquid with very small trading volumes, our smaller size allows us to focus on these REITs and to purchase them in quantities that are meaningful for us. Similar to the shares of NTRs we purchase at discounts to NAV, we believe these acquisitions can provide superior risk‑adjusted returns.

Investments
We will engage in various investment strategies in order to achieve our overall investment objectives. The strategy we select depends upon, among other things, market opportunities, the skills and experience of our Investment Adviser's investment team and our overall portfolio composition. Our strategies will generally seek to acquire securities that produce ongoing distributable income for investors, yet with a primary focus on purchasing such securities at a discount from what our Investment Adviser estimates to be the actual value of the real estate underlying the securities.
Types of Investments
We will continue to target the following real estate‑related investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation.
•
Real Estate‑Related Limited Partnerships. Limited partnerships which may be public or private, and which were formed primarily to own real property. They may actively operate the property, they may develop the property, or they may passively own property operated by a third party.

•
REITs. Corporations or trusts that are formed to own real property and are exempted from corporate income tax provided that they distribute at least 90.0% of their net income in the form of dividends to their stockholders.

•
Other Real Estate‑Related Investments. May include equity interests in LLCs, TICs, mortgages, loans, bonds, or any other security whose underlying value derives from real estate. We may invest in other real estate‑related investment entities. We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders. However, limited liability entities in which we may invest may in turn hold interests in general partnerships, joint ventures, or other non‑limited liability entities.

Targeted Securities
Our Adviser has advised on a significant number of investments in the real estate industry. We intend to leverage this prior investing experience to continue to target attractive investments in the real estate industry. Securities to be acquired by us will generally consist of the following:
•
Securities Issued by Owners of Real Property. We will continue to acquire securities issued by limited partnerships, REITs or other investment entities that have invested directly or indirectly in real property, real estate joint ventures, or other real property based investments. We will buy securities issued by entities owning a variety of property types, including apartments, shopping centers, office buildings, nursing homes, min‑warehouses, and hotels.

•
Direct Real Property Obligations, Derivatives, and Other Securities. We may also acquire (i) individual mortgages secured by real property (i.e., originate, or purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income‑producing real property, and (iii) using no more than 20.0% of our capital available for investment, securities of issuers that own assets other than real estate.

We will generally acquire securities in one of two ways:
•
Securities Issued Previously Pursuant to a Registration Statement. In general, we seek to acquire securities originally registered by the issuer with the SEC. These target securities are typically public limited partnership interests and shares in REITs issued by national real estate syndicators and companies. These issuers typically have hundreds or thousands of limited partners or stockholders and own numerous real property assets.

•
Securities Issued in Private Transactions. We may acquire securities that are or were privately placed by issuers that (i) are limited partnerships, REITs, or other real estate‑related entities, (ii) have sold their securities in private offerings to only a limited number of investors who have met suitability standards that are generally higher than those imposed by public partnerships, and (iii) have invested in only a single parcel or a few parcels of real property.

Investment Selection
Our Adviser's investment team is responsible for all aspects of our investment process. The current members of the investment team are C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson. The investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team. See "Portfolio Management."
Our process for acquiring targeted real estate‑related securities will typically involve three steps: (i) identifying securities of the type we may be interested in acquiring; (ii) evaluating the securities to estimate their value to us, and (iii) either acquiring securities on national markets or locating security holders who may be interested in selling or purchasing such securities on secondary markets. Different circumstances may require different procedures, or different combinations of procedures, and we will adjust our acquisition strategy to fit the particular circumstances. Nonetheless, the typical stages of our investment selection process are as follows:
Deal Generation/Origination

We source investments through long‑standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. Our Adviser's investment team supplements these lead generators by also utilizing broader marketing efforts, such as advertisements in real estate periodicals, newspapers and other publications, attendance at prospective borrower industry conventions, an active calling effort to smaller private equity firms and sponsors, and through web presence and search tool optimizations.
Screening

In screening potential investments, our Adviser's investment team utilizes the same value‑oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure.
Due Diligence

Our Adviser conducts diligence on prospective portfolio companies consistent with the approach its investment team adopted in their work with the Legacy Funds. We believe that the investment team has a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, our Adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers. Our Adviser's due diligence typically includes:
•	review of historical and prospective financial information and regulatory disclosures;
•	research relating to the company's management, industry, markets, products and services and competitors;
•	verification of collateral; and
•	asset and business value appraisals by third party advisers.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to our Adviser's investment team, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third‑party advisers, as appropriate. Any fees and expenses incurred by MCM Advisers in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by us, if not otherwise reimbursed by the prospective borrower, which reimbursements will be in addition to any management or incentive fees payable by us under our Investment Advisory Agreement with MCM Advisers.
Ongoing Relationships with Portfolio Companies
Managerial Assistance

As a BDC, we offer, and must provide upon request, significant managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services but have yet to do so. MCM Advisers will provide such managerial assistance on our behalf to portfolio companies that request this assistance.
Monitoring

Our Adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:
•	Assessment of success in adhering to each portfolio company's business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.
Valuation Procedures
We will conduct the valuation of our assets under which our NAV will be determined at all times consistent with GAAP and the 1940 Act. Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day closest to the valuation date. Where a security is traded but in limited volume, we may instead utilize the weighted average closing price of the security over the prior 10 trading days. We may also use published secondary market trading information for securities that do not trade on a national exchange in order to value assets. When doing so, we will determine whether the trading information obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the trading price obtained.
Securities for which reliable market data are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Investment Adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser and, where appropriate and necessary, a third‑party valuation firm.

The recommendation of fair value for securities for which market data are not readily available or for which a pricing source is not sufficient may include the following:
•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the Investment Adviser believes were priced incorrectly.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds). Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in real estate companies. As a result of these new entrants, competition for investment opportunities in real estate‑related companies may intensify. Many of these entities have greater financial and managerial resources than we do, or may not be subject to the extensive level of regulation that we are. We believe we are able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, our responsive and efficient investment analysis and decision‑making processes, the investment terms we offer, and our willingness to make smaller investments. For additional information concerning the competitive risks we face, see "Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities."
Staffing
We do not currently have any employees. Our day‑to‑day investment operations will be managed by our Adviser, whose investment team currently consists of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson. Our Adviser may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See "Investment Advisory Agreement." In addition, we will reimburse our Manager for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, our chief compliance officer (or "CCO"), and any administrative support staff. See "Administration Agreement."
Properties

Our executive offices are located at 1640 School Street, Moraga, California 94556, and are provided by our Manager in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.
Legal Proceedings
None of us, our Adviser or our Manager, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Adviser or Administrator. From time to time, we, our Adviser or our Manager, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES
The following table provides information as of March 31, 2016, for each of our investments. The general terms of our expected debt and equity investments are described in "Business — Investments." Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request (we have not yet received any such request) and the board observer or participation rights we may receive in connection with our investment. We do not "control" and are not an "affiliate" of any of these portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25.0% of its voting securities and would be an "affiliate" of a portfolio company if we owned more than 5.0% of its voting securities.
Name	Sector	% of Class	Total Fair Value
Ambase Corporation, One South Ocean Boulevard, Suite 301, Boca Raton, FL 33432	Office	1.33%	437,500
American Realty Capital New York City REIT, Inc., 405 Park Ave., 14th Floor, New York, NY 10022	Office	0.05%	16,257
Ashford Hospitality Prime, Inc., 14185 Dallas Parkway Suite 1100 Dallas, TX 75254	Hotel	1.92%	630,495*
Ashford Hospitality Trust, Inc., 14185 Dallas Parkway Suite 1100 Dallas, TX 75254	Hotel	2.92%	957,000*
Bluerock Residential Growth REIT, Inc. Class A, 712 Fifth Avenue, 9th Floor, New York, New York 10019	Apartment	4.91%	1,608,702
BR Cabrillo LLC Promissory Note, 9255 Sunset Blvd. Suite 920 Los Angeles, CA 90069	Apartment	1.43%	468,076
BR Cabrillo LLC Promissory Note 2, 9255 Sunset Blvd. Suite 920 Los Angeles, CA 90069	Apartment	0.51%	166,612
BR Cabrillo LLC Promissory Note 3, 9255 Sunset Blvd. Suite 920 Los Angeles, CA 90069	Apartment	0.40%	131,671
Britannia Preferred Members, LLC, 894 West Washington Street, San Diego, CA 92103	Office	5.33%	1,749,000
CBL & Associates Properties, Inc., 2010 Hamilton Place Blvd, Suite 500, Chattanooga, TN 37421	Retail	1.96%	642,600*
Coastal Realty Business Trust, REEP, Inc. ‑ A, 1640 School St. Moraga, CA 94556	Apartment	0.31%	101,971
Coastal Realty Business Trust, Series H2‑A, 1640 School St. Moraga, CA 94556	Hotel	0.32%	105,444
DRV Holding Company, LLC, 12647 Alcosta Blvd., Suite 470 San Ramon, CA 94583	Land	1.08%	353,418
Equity Commonwealth, Two Newton Place 255 Washington Street Suite 300 Newton, MA 02458	Office	1.05%	342,873*
FSP 1441 Main Street Corp., 401 Edgewater Place, Wakefield, MA 01880	Office	0.99%	324,000
FSP 50 South Tenth Street Corp, Liquidating Trust, 401 Edgewater Place, Wakefield, MA 01880	Office	0.00%	140
FSP Energy Tower I Corp, 401 Edgewater Place, Wakefield, MA 01880	Office	0.86%	283,546
FSP Grand Boulevard Corp, 401 Edgewater Place, Wakefield, MA 01880	Office	0.91%	300,037
FSP Satellite Place Corp., 401 Edgewater Place, Wakefield, MA 01880	Office	0.57%	185,283
Hines Real Estate Investment Trust, Inc., 2800 Post Oak Blvd., Suite 4700 Houston, TX 77056	Office	0.03%	11,442
Independence Realty Trust, Inc., 2929 Arch Street, 17th Floor, Philadelphia, PA 19104	Apartment	1.56%	512,640*
Inland Land Appreciation Fund II, LP, 2907 Butterfield Rd. Oak Brook, IL 60523	Land	0.11%	35,865
InvenTrust Properties Corp., 2809 Butterfield Road, Suite 360, Oak Brook, Illinois 60523	Retail	14.18%	4,649,896
KBS Real Estate Investment Trust, Inc., 800 Newport Center Drive, Suite 700, Newport Beach, California 92660	Office	4.77%	1,563,898
Liberty Property Trust, 500 Chesterfield Parkway, Malvern, Pennsylvania 19355	Industrial	1.43%	468,440*
MPF Pacific Gateway ‑ Class B, 1640 School St. Moraga, CA 94556	Office	0.02%	7,309
New York REIT, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022	Office	2.22%	727,200*
One Liberty Properties, Inc., 60 Cutter Mill Road, Great Neck, New York 11021	Retail	1.54%	504,225*
Rancon Realty Fund IV, LP, 41391 Kalmia St, Suite 200 Murrieta, CA 92562	Office	0.56%	184,079
Redwood Mortgage Investors VIII, LP, 1825 South Grant Street, Suite 250, San Mateo, CA 94402	Debt	0.10%	31,289
Resource Real Estate Investors 6, L.P., One Crescent Drive, Suite 203, Navy Corporate Center, Philadelphia, Pennsylvania 19112	Apartment	0.57%	187,785
Sabra Health Care REIT, Inc., 18500 Von Karman Avenue, Suite 550, Irvine, CA 92612	Apartment	1.61%	528,367*
Satellite Investment Holdings, LLC, 894 W Washington Street, San Diego, CA 92103	Industrial	6.71%	2,200,000
Secured Income, LP, 340 Pemberwick Rd c/o Wilder Richman Resources Corp., Greenwich, CT 06831	Apartment	2.41%	788,735
Strategic Realty Trust, Inc., 400 South El Camino Real, Suite 1100, San Mateo, CA 94402	Retail	0.08%	26,175
The Weatherly Building, LLC, 2275 E. Bayshore Road, Suite 130, Palo Alto, California 94303	Office	1.25%	411,213
The Weatherly, LTD, 2275 E. Bayshore Road, Suite 130, Palo Alto, California 94303	Office	2.15%	704,936
TIER REIT, Inc., 17300 Dallas Parkway, Suite 1010, Dallas, Texas 75248	Office	6.05%	1,984,403
Uniprop Income Fund II, LP, 280 Daines St., 3rd Floor Birmingham, MI 48009	Apartment	2.42%	792,366
VEREIT, Inc., 2325 E. Camelback Road, Suite 1100, Phoenix, AZ 85016	Retail	3.43%	1,124,716*
VWC Savannah, LLC, 27525 Puerta Real, Suite 100‑164, Mission Viejo, California 92691	Apartment	2.89%	948,915
Winthrop Realty Trust Shares of Beneficial Interest, 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts 02114	Office	1.54%	505,505
Total		84.48%	$27,704,024

*These investments are non-qualifying under Section 55(a) of the 1940 Act. The total percentage of non-qualifying assets is 15%, and as a business development company non-qualifying assets may not exceed 30% of our total assets.

Portfolio Company Descriptions
Below is a brief description of each of the portfolio securities which comprise 5% or greater of our portfolio, as of March 31, 2016. The percentages below do not reflect any purchases or sales of securities after March 31, 2016.
InvenTrust Properties Corp. — 14.18%
InvenTrust Properties Corp. is a non‑traded REIT formed in 2004 that owns and operates a diverse real‑estate portfolio throughout the United States. The portfolio is now focused on student housing properties, generally well occupied and, as of June 30, 2015, the Company owned 143 properties.
Satellite Investment Holdings, LLC. — 6.71%
Satellite Investment Holdings LLC owns an office park in Florida.  The entity needed cash for tenant improvements to complete lease-up.  The property is sufficiently occupied such that the entity is able to pay us 15% interest annualized on a monthly basis.  We expect they will refinance within 2 years to pay us back our principal.
TIER REIT, Inc. — 6.05%
TIER REIT, Inc. is now a NYSE-listed real estate investment trust  in the business of acquiring, developing, and operating a portfolio of office properties in metropolitan cities and suburban markets in the United States. It holds interests in approximately 30 operating office properties, among other assets. The company completed a recapitalization in June 2015, a 1‑for‑6 reverse stock split of its common shares, and reinstated its quarterly distribution at $0.03 per share (or, $0.18 per share, post‑split). The company started trading during the third quarter on the New York Stock Exchange at $18.30 per share. A Dutch auction was also commenced on the same day it listed at $19 to $21 per share.
Britannia Preferred Members, LLC. — 5.33%
Britannia Preferred Members, LLC owns an office park in San Ramon, CA.  The entity needed cash for tenant improvements to complete lease-up and we provided half of this cash with a 30% preferred return on our preferred equity.  We expect the holding period to be 2 - 3 years, after which the property should be stabilized and then refinanced in order to pay us our principal and preferred return.

Portfolio Composition
Below are the sectors that comprised our investments as of March 31, 2016, in each case calculated as a percentage of the total portfolio as of that date:
Targeted Industries	Fair Value	% of Total Investments (at fair value)
Apartment	$6,235,839	22.5%
Debt	$31,289	0.1%
Hotel	$1,692,939	6.1%
Industrial	$2,668,440	9.6%
Land	$389,283	1.4%
Office	$9,738,621	35.2%
Retail	$6,947,609	25.1%
	$27,704,020	100.0%

MANAGEMENT
Our Board of Directors oversees our management. The Board of Directors currently consists of three members, two of whom are Independent Directors. Directors' terms are one year. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future.
Our Adviser has been providing advice to clients about real estate‑related assets and other investments since 1982. Much of that advice has focused on the types of real estate‑related investments MRC intends to make, through the Adviser's management of the Legacy Funds and many other similarly organized investment vehicles. Accordingly, our officers and directors who are affiliated with our Adviser and/or Manager have the requisite experience with the types of assets we seek to acquire.
Board of Directors and Executive Officers
Directors
Name	Age	Position	Director Since
Interested Director
C.E. "Pat" Patterson	75	Chairman of the Board of Directors	2012
Independent Directors
Tim Dozois	54	Director	2012
Tom Frame	73	Director	2012

The address for each of our directors is 1640 School Street, Moraga, California 94556.
Executive Officers Who Are Not Directors
Name	Age	Position
Robert Dixon	45	Chief Executive Officer and President
Paul Koslosky	54	Chief Financial Officer and Treasurer
Glen Fuller	43	Chief Operating Officer
Chip Patterson	45	General Counsel and Secretary
Jeri Bluth	41	Chief Compliance Officer
Christine Simpson	51	Chief Portfolio Manager

The address for each of our executive officers is 1640 School Street, Moraga, California 94556.

Biographical Information
Directors
Our directors have been divided into two groups — interested directors and Independent Directors. An interested director is an "interested person" as defined in 1940 Act §2(a)(19).
Interested Director
C.E. "Pat" Patterson. Mr. Patterson, an MRC director since May of 2012, is co‑founder and chairman of the Manager and the Adviser, and a director of their general partner, and a beneficial owner of all three companies, all since 1982.

Mr. Patterson has spent his entire business career in the financial services industry. In July 1965, following his graduation from the University of Oregon with a B.S. degree, he was selected as a junior executive trainee by Merrill Lynch, Pierce, Fenner and Smith, Inc. This intensive two‑year training program was conducted in New York and included "on‑the‑floor" experience on all the major stock and commodity trading floors in the U.S. and Europe as well as a one‑year position in Securities Research. Subsequently assigned to Merrill's Oakland, California office, Mr. Patterson had responsibility as an account executive for individual investors through September of 1971.

In September 1971, Mr. Patterson joined Eastman Dillon, Union Securities, Inc. with responsibility for Institutional Accounts in San Francisco and Hawaii. Upon the merger of Blyth & Co. with Eastman Dillon, Mr. Patterson was appointed assistant manager and then resident manager of the firm's Oakland office. He became a vice president of the firm in 1975. From September 1976 to March 1978, Mr. Patterson was associated with Smith Barney, Harris Upham, Inc. as a vice president, sales; with Merrill Lynch, Pierce, Fenner and Smith, Inc. as a senior account executive from September 1978 – February 1979; and with Paine Webber, Jackson & Curtis as an account vice president from January 1979 – March 1982. During this period his primary responsibility was the counseling of individual clients, but he also was responsible for research and marketing of specialized financial products.

In January 1982, Mr. Patterson founded Patterson Financial Services, Inc. (now MCM Advisers, LP) with Berniece A. Patterson as a financial planning firm. He founded Patterson Real Estate Services, a licensed California Real Estate Broker, in July 1982. As president of MCM Advisers, LP, Mr. Patterson is responsible for all investment counseling activities. He supervises the analysis of investment opportunities for the clients of the firm. In February 1988, Mr. Patterson co‑founded the predecessor of the Manager. The Manager acts as the general partner and Manager to a number of prior investment funds. Mr. Patterson is the president of the Manager.

Mr. Patterson is a former Certified Financial Planner, has completed the College of Financial Planning's Due Diligence course, and is a past member of both the Institute of Certified Financial Planners and the International Association for Financial Planning.
Independent Directors
Tim Dozois. Mr. Dozois, an MRC director since May of 2012, has been the vice president and corporate counsel for Pendrell Corporation, a NASDAQ listed company specializing in intellectual property solutions, since June of 2010. He has 23 years of experience supporting leading corporations in securities law compliance, mergers, acquisitions, and real estate acquisition, financing, and management. Prior to joining Pendrell Corporation, Mr. Dozois was a partner for a brief period with Zupancic Rathbone Law Group, Inc., a firm that specializes in structured financing with a particular emphasis on the acquisition, financing and management of troubled real property assets. From January 1996 until March of 2010, Mr. Dozois served as an equity partner of Davis Wright Tremaine LLP, a Seattle‑based law firm of approximately 500 lawyers.
Mr. Dozois received his B.S. in Financial Management from Oregon State University and his J.D. from the University of Oregon School of Law, where he was Order of the Coif.
Tom Frame. Mr. Frame, an MRC director since May of 2012, was a co‑founder of TransCentury Property Management and solely founded Paradigm Investment Corporation. TransCentury began in May of 1973 and has syndicated and managed over 10,000 residential units. During the last 35 years, Mr. Frame has been a principal in the acquisition, financing, restoration, and sale of over $500,000,000 in residential and commercial real estate. Paradigm was founded in June 1986 to sponsor and manage private, closed end "mutual funds." Paradigm managed a portfolio of over $7,000,000 in limited partnership securities. The last of the funds successfully liquidated in December of 2000.
Mr. Frame received a B.A. degree in Mathematics from the University of Kansas in June 1964, a J.D. degree from the San Francisco Law School in June 1975, and a M.B.A. with honors from Pepperdine University in April 1986. Mr. Frame is currently managing his own investments which include residential units, commercial property, and a portfolio of securities.

Executive Officers Who Are Not Directors
Robert E. Dixon. Mr. Dixon is managing director and chief investment officer of MacKenzie and the Adviser, where he has been employed since 2005. He is a director of their general partner and a beneficial owner of all three companies. Mr. Dixon is C.E. and Berniece Patterson's son‑in‑law.
Robert Dixon served as an officer and director of Sutter Holding Company, Inc. from March 2002 until 2005. Mr. Dixon founded Sutter Capital Management, LLC, an investment management firm, in 1998 and sold it in 2005 to MCM Advisers, Inc. Mr. Dixon has been president of Sutter Capital Management since its founding. Mr. Dixon received his M.B.A. degree from Cornell University in 1998 and has held the Chartered Financial Analyst® designation since 1996. From October 1994 to June 1996 he worked for MacKenzie Patterson, Inc. as a securities research analyst. He worked for Lehman Brothers, Inc. in equity sales and trading during 1993 and 1994. Mr. Dixon received his B.A. degree in economics from the University of California at Los Angeles in 1992.
Paul F. Koslosky. Mr. Koslosky is the chief financial officer for MacKenzie and the Adviser, where he has been employed since 1997. He owns a beneficial interest in each MacKenzie, the Adviser, and their general partner. He is responsible for accounting and reporting for MacKenzie, the funds it manages, and other related business interests.

Mr. Koslosky graduated from California State University, Hayward in 1983 with a B.S. degree in Business Administration. He spent five years with Zellerbach Paper Company, a billion‑dollar paper distributor, as staff accountant and, eventually, financial reporting manager. Prior to joining the Manager in 1997, he worked for Doric Development, an Alameda, California real estate developer with numerous related business interests. At Doric he served as accounting manager responsible for the accounting and reporting for commercial development and construction. He served as controller from 1995 to 1997 responsible for accounting, reporting, cash management, and human resources for Doric and its related companies.

Glen W. Fuller. Mr. Fuller is managing director and chief operating officer of MacKenzie and the Adviser, where he has been employed since 2000. He is a director of their general partner and a beneficial owner of all three companies. Mr. Fuller is Berniece Patterson's son and C.E. Patterson's stepson.

Prior to becoming senior vice president of the Manager, he was with the Manager for two years as a portfolio manager and research analyst. Prior to joining the Manager, Mr. Fuller spent two years running the over the counter trading desk for North Coast Securities Corp. (previously Morgan Fuller Capital Group) with responsibility for both the proprietary and retail trading desks. Mr. Fuller was also the registered options principal and registered municipal bond principal for North Coast Securities Corp., a registered broker‑dealer. Mr. Fuller previously held his NASD Series 7, general securities registration. Mr. Fuller has a B.A. degree in Management. Mr. Fuller has also spent time working on the floor of the New York Stock Exchange as a trading clerk and on the floor of the Pacific Stock Exchange in San Francisco as an assistant specialist for LIT America.

Chip Patterson. Mr. Patterson managing director and general counsel of MacKenzie and the Adviser, where he has been employed since 2003. He is a director of their general partner and a beneficial owner of all three companies. Mr. Patterson is C.E. Patterson's son and Berniece Patterson's stepson.

Chip Patterson graduated magna cum laude from the University of Michigan Law School with a J.D. degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a B.A. degree in Political Science. Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP. Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years. He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker.

Jeri R. Bluth. Ms. Bluth is the chief compliance officer for MacKenzie and the Adviser, where she has been employed since 1996. She owns a beneficial interest in each MacKenzie, the Adviser, and their general partner. Mrs. Bluth oversees compliance for all the funds advised by the Adviser, and she will oversee MRC's compliance with its Code of Ethics, Bylaws, Charter, and applicable rules and regulations.

Mrs. Bluth began her career with MacKenzie Patterson Fuller, Inc. in July of 1996 in the Investor Services Department. During Mrs. Bluth's career with the Manager, she graduated from St. Mary's College of California in June 2001, with a B.A. degree in Business Management.

Christine E. Simpson. Mrs. Simpson is responsible for handling the day‑to‑day operations of the Manager's research department. During Mrs. Simpson's career with the Manager, she graduated: with a B.A. degree in Business Management from St. Mary's College of California in October 2004 (with honors), with a M.S. degree in Financial Analysis and Investment Management in September 2006, and a M.B.A. in June 2008. As a result of these and other professional experiences, Mrs. Simpson possesses particular knowledge and experience in real estate that strengthen the investment committee's collective qualifications, skills and experience.

Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm. Our Board also quarterly ratifies our Adviser's selection of securities for our portfolio.
Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an Independent Director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders best interests at such times.
Presently, C.E. Patterson serves as the chairman of our Board of Directors. C.E. Patterson is an "interested person" of MRC as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our Adviser and is the manager and managing member of our Adviser and Administrator, respectively. We believe that C.E. Patterson's history with the Legacy Funds, familiarity with our investment platform, and extensive knowledge of the real estate industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as C.E. Patterson's relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.
Our Board of Directors does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non‑Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
None of the Directors currently serves as a director for any other public company. Further, no Director holds any ownership interest in MRC. The Independent Directors will be paid an annual retainer of $20,000 and the chair of the audit committee will be paid an additional retainer of $1,000 and each Director will be paid a meeting attendance fee of $1,000 for attending in‑person meetings and $500 for telephonic meetings, not expected to be held more than quarterly, of the Board and the audit committee.
We recognize that different board leadership structures are appropriate for companies in different situations. We believe that the Board's structure is appropriate for our operations as a BDC under the 1940 Act and having a class of securities which is registered under the 1934 Act, in that its members possess an appropriate depth and breadth of experience relating to our planned investment program. We intend to re‑examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board's Role In Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.
As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, our valuation process, and audits of our financial statements. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of the CCO. The Board of Directors will annually review a written report from the CCO discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The CCO's annual report will address, at a minimum, (i) the operation of our compliance policies and procedures and those of our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the CCO's annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the CCO will meet separately in executive session with the Independent Directors at least once each year.

We believe that our board's role in risk oversight will be effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200.0% immediately after each time we incur indebtedness, we generally have to invest at least 70.0% of our gross assets in "qualifying assets" and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re‑examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our Board of Directors. All directors are expected to attend at least 75.0% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.
Audit Committee

The audit committee operates under a charter approved by our Board of Directors, which contains the responsibilities of the audit committee. The audit committee's responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre‑approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The audit committee is currently composed of Messrs. Dozois and Frame, neither of whom is an "interested person" of ours as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Dozois serves as chairman of the audit committee.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee operates under a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Dozois and Frame, neither of whom is an "interested person" of MacKenzie Realty, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Frame serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.
The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, our operations, and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to our affairs;
•	are able to work with the other members of the Board of Directors and contribute to our success;
•	can represent the long‑term interests of our stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.
The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Compensation Committee
We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Compensation of Directors

Our Independent Directors receive an annual retainer of $20,000. They also receive $1,000 plus reimbursement of reasonable out‑of‑pocket expenses incurred in connection with attending each board meeting in person and $500 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out‑of‑pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $1,000 and each chairman of any other committee receives an annual fee of $1,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are "interested persons" as that term is defined in 1940 Act §2(a)(19).
Compensation of Executive Officers

None of our officers receives direct compensation from us. However, all of the executive officers, through their indirect financial interest in our Adviser, will be entitled to a portion of any investment advisory fees paid by us to our Adviser under the Advisory Agreement. The Investment Advisory Agreement will be reapproved on an annual basis by our Board of Directors, including a majority of our Independent Directors.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our Adviser and its investment committee (each member, a "Portfolio Manager"), which will initially be composed of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson. For more information regarding the business experience of the investment committee, see "Management — Board of Directors and Executive Officers." MCM Advisers' investment committee must approve each new investment that we make. The Portfolio Managers are not employed by us and do not hold any of our common stock. Further, none of the Portfolio Managers are primarily responsible for managing any other fund or account, nor do they receive any direct compensation from us or any other account or fund. C.E. Patterson is a full‑time employee of our Adviser and receives a fixed salary for the services he provides.
Compensation
None of the Portfolio Managers will receive any direct compensation from us in connection with the management of our portfolio. However, through their financial interest in MCM Advisers, they will be entitled to a portion of any profits earned by MCM Advisers, which includes any fees payable under the terms of our Advisory Agreement, less expenses incurred by MCM Advisers in performing its services under our Advisory Agreement. The compensation paid by MCM Advisers to its other investment personnel includes an annual base salary, and participation in the profits of MCM and its affiliates through equity ownership.

INVESTMENT ADVISORY AGREEMENT
Management Services
MCM Advisers serves as our investment adviser. Our Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser manages our day‑to‑day operations and provides us investment advisory and management services. Under the terms of our Investment Advisory Agreement, MCM Advisers:
•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.
MCM Advisers' services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee
Under the Investment Advisory Agreement, we will pay our Adviser a fee for investment advisory and management services consisting of three components — the Portfolio Structuring Fee, a base management fee and a subordinated incentive fee.
The Portfolio Structuring Fee is payable as we raise capital in this offering and will compensate our Adviser for its services of composing our portfolio by identifying, evaluating and structuring each portfolio acquisition, including the Legacy Portfolio. The Portfolio Structuring Fee is 3.0% of amounts raised in this offering. The Portfolio Structuring Fee will be payable monthly throughout the period of this offering. Once this offering is completed, our Adviser will no longer be paid the Portfolio Structuring Fee. The Adviser has executed an amendment to the Investment Advisory Agreement dated August 6, 2014 under which it has reduced its Portfolio Structuring Fee from 3.5% to 3.0% for the balance of this offering.
The base management fee is calculated at an annual rate as a percentage of our Managed Funds (the number of Shares issued multiplied by the price at which such Shares are issued ($10), plus any borrowed funds). The base management fee will be 3.0% of the first $20 million of our Managed Funds, 2.0% of the next $80 million of our Managed Funds, and 1.5% of our Managed Funds in excess of $100 million. The base management fee is calculated quarterly on the last day of each calendar quarter and paid quarterly in arrears within 15 days of the end of each calendar quarter. The base management fee for any partial quarter will be appropriately pro‑rated.
The subordinated incentive fee has two parts: the income fee and the capital gains fee. The income fee is calculated and payable quarterly in arrears based on our "preliminary net investment income" for the immediately preceding calendar quarter. For this purpose, "preliminary net investment income" means interest income, dividend income and any other income (including accrued income that we have not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) received or accrued during the calendar quarter, with such amount then reduced: (i) to the extent that any distribution or dividend from a portfolio company that (A) has been made as a result of such company's disposition of a specified asset, and (B) results in the fair value of the investment in such portfolio company (as approved by our Board) falling to less than 110.0% of the carrying cost of that portfolio company, is applied against the carrying cost of the portfolio company, and (ii) by our accrued or paid operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to MacKenzie Capital Management, any interest expense, any tax expense, and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). "Preliminary net investment income" includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. "Preliminary net investment income" does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Preliminary fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee.
The income fee is not payable until we have paid dividends to stockholders equal to 7.0% per year of our Contributed Capital (the number of Shares issued multiplied by the price at which such Shares are issued in this Offering--$10, regardless of whether or not Shares were issued with volume or commission discounts, a such amount is computed from time to time). Thus, the income fee will be (i) 100.0% of our preliminary net investment income for any calendar quarter that exceeds 1.75% (7.0% annualized) but is less than 2.1875% (8.75% annualized) of our Contributed Capital; and (ii) 20.0% of our preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of our Contributed Capital.
The following is a graphical representation of the calculation of the subordinated income fee:
Quarterly Subordinated Incentive Fee on Income
Preliminary net investment income
(expressed as a percentage of our Contributed Capital)

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in a substantial increase in the amount of the income fee payable to our Investment Adviser as a result of preliminary net investment income.
The second part of the subordinated incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and is similarly subordinated to us having first paid dividends to stockholders of 7.0% per year of our Contributed Capital. Therefore, the capital gains fee will equal (i) 100.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year above 7.0% and up to 8.75% of our Contributed Capital as of such date, and (ii) 20.0% of our realized capital gains on a cumulative basis from inception through the end of each calendar year above 8.75%, all computed net of all realized capital losses, and less any unrealized capital depreciation at the end of such calendar year, and also less the aggregate amount of any previously paid capital gains fee. The capital gains fee in no event may exceed 20.0% of our realized capital gains, net of realized capital losses and unrealized capital depreciation. The capital gains fee determined as of December 31, 2013 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of MacKenzie Realty.
The effect of the "catch‑up" (where the Adviser gets 100.0% of net investment income or realized capital gains, respectively, between 7.0% and 8.75% of Contributed Capital on an annualized basis) is to make the Adviser's overall incentive compensation equal 20.0% of all net investment income or realized capital gains, respectively, without regard to the 7.0% "hurdle," so long as the overall return is at least 8.75%.
The following is a graphical representation of the calculation of the subordinated capital gains fee:
Annual Subordinated Incentive Fee on Capital Gains
Realized net capital gains
(cumulative from inception, expressed as a percentage of our Contributed Capital)

The subordinated incentive fee in the year we liquidate all of our assets equals 20.0% of our realized capital gains, less all capital gains incentive fees paid to our Adviser in prior fiscal years. In no event will the capital gains incentive fee calculated in the year of liquidation exceed 20.0% of all of our realized capital gains for such year, computed net of all realized capital losses and unrealized capital depreciation.
The 1940 Act provides a statutory right of action by stockholders of a BDC against its investment adviser for excessive fees.
Examples of Incentive Fee Calculation
Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.

Example 1: Income Fee Portion of Incentive Fee:*
Alternative 1:
Assumptions
Investment income (including interest, dividends, fees, etc.) = 10.0%
Qualifying distributions applied against carrying cost = 1.0%
Base management fee = 3.0%
Other expenses (legal, accounting, transfer agent, etc., but not Organizational and Offering Expenses) = 1.0%
 Preliminary net investment income (investment income – (management fee + other expenses)) = 5.0%
Amount of preliminary net investment income between 1.75% ‑ 2.1875% of Contributed Capital = 100.0%
Amount of preliminary net investment income above 2.1875% of Contributed Capital = 20.0%

Result
Income fee = 0 (preliminary net investment income did not exceed 7.00% annualized, or 1.75% for the quarter)

Alternative 2:
Assumptions
Investment income (including interest, dividends, fees, etc.) = 16.0%
Qualifying distributions applied against carrying cost = 7.0%
Base management fee =3.0%
Other expenses (legal, accounting, transfer agent, etc., but not Organizational and Offering Expenses) = 1.0%
Preliminary net investment income (investment income – (management fee + other expenses)) = 5.0%
Amount of preliminary net investment income between 1.75% ‑ 2.1875% of Contributed Capital = 100.0%
Amount of preliminary net investment income above 2.1875% of Contributed Capital = 20.0%

Result
Income fee = 1.0% (or 0.25% for the quarter)

Alternative 3:

Assumptions
Investment income (including interest, dividends, fees, etc.) = 6.0%
Qualifying distributions applied against carrying cost = 1.0%
Base management fee = 3.0%
Other expenses (legal, accounting, transfer agent, etc., but not Organizational and Offering Expenses) = 1.0%
 Preliminary net investment income (investment income – (management fee + other expenses)) = 1.0%
Amount of preliminary net investment income between 1.75% ‑ 2.1875% of Contributed Capital = 0
Amount of preliminary net investment income above 2.1875% of Contributed Capital = 0

Result
Income fee = 0 (no preliminary net investment income above hurdles)

*	The hypothetical amount of preliminary net investment income shown is based on a percentage of our total net assets.
Example 2: Capital Gains Fee Portion of Incentive Fee (during operations):
Note: The fair market value ("FMV") of investments used in the following alternatives is as determined according to our valuation procedures described in more detail below under "Determination of Net Asset Value." In the examples below, we assume no other losses or gains on our investments, and we also assume that we have exceeded the 7.0% and 8.75% of Contributed Capital hurdle rates in all cases.
Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.

Year	Alternative 1 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$2 million investment made in Company A ("Investment A") $3 million investment in Company B ("Investment B")	None	‑‑
2	Investment A sold for $5 million FMV of Investment B determined to be $3.2 million	Fee on Investment A triggered; no impact from increase on Investment B	(8.75% ‑ 7.0%) x $2,000,000 x 100.0% + ($3,000,000 ‑ (8.75% x $2,000,000)) x 20.0% = $600,000
3	FMV of Investment B determined to be $2.5 million	Decrease base amount on which capital gains fee is calculated by $500,000	‑‑
4	Investment B sold for $3.1 million	Fee on Investment B triggered	$0 (hurdle not met)

Year	Alternative 2 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$2 million investment made in Company A ("Investment A") $3 million investment made in Company B ("Investment B") $2.5 million investment made in Company C ("Investment C")	None	‑‑
2	Investment A sold for $5 million FMV of Investment B determined to be $2.5 million FMV of Investment C determined to be $2.5 million	Fee on Investment A triggered; decrease base amount on which capital gains fee is calculated by $500,000	(8.75% ‑ 7.0%) x $7,500,000 x 100.0% +(($3,000,000‑$500,000) ‑ (8.75% x $7,500,000)) x 20.0% = $500,000
3	FMV of Investment B determined to be $2.7 million Investment C sold for $3 million	Unrealized capital depreciation reduced by $200,000; fee on Investment C triggered	(8.75% ‑ 7.0%) x $7,500,000 x 100.0% + (($500,000+$200,000) ‑ (8.75% x $7,500,000)) x 20.0% = $140,000
4	FMV of Investment B determined to be $3.5 million	None	‑‑
5	Investment B sold for $2 million	None	$0 (hurdle not met)

Example 3: Capital Gains Fee Portion of Incentive Fee (at liquidation):
Note: The FMV of investments used in the following alternatives is as determined according to our valuation procedures described in more detail below under "Determination of Net Asset Value." In the examples below, we assume no other losses or gains on our investments, and we assume that net investment income is zero.
Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.

Year	Alternative 1 Assumptions	Impact on the Capital Gains Fee (at liquidation)	Resulting Capital Gains Fee
1	$2 million investment made in Company A ("Investment A") $3 million investment in Company B ("Investment B")	None	‑‑
2	FMV of Investment B determined to be $3.2 million	None	$0
3	FMV of Investment A determined to be $2.5 million	None	$0
4	Investment A sold for $3 million, Investment B sold for $3.1 million	Capital Gains Fee triggered	($6,100,000 ‑ $5,000,000) x 20.0% = $220,000

Year	Alternative 2 Assumptions	Impact on the Capital Gains Fee (at liquidation)	Resulting Capital Gains Fee
1	$2 million investment made in Company A ("Investment A") $3 million investment made in Company B ("Investment B") $2.5 million investment made in Company C ("Investment C")	None	‑‑
2	FMV of Investment B determined to be $2.5 million FMV of Investment C determined to be $2.5 million	None	$0
3	FMV of Investment B determined to be $2.7 million	None	$0
4	FMV of Investment B determined to be $3.5 million	None	$0
5	Investment A sold for $2 million, Investment B sold for $2 million, Investment C sold for $5 million	Capital Gains Fee triggered	($9,000,000 ‑ $7,500,000) x 20.0% = $300,000

Payment of Our Expenses

The investment team of our Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our Adviser. We bear all other costs and expenses of our operations and transactions, including (without limitation):
•	the cost of our organization and this offering (only up to $1,650,000);
•	the cost of calculating our NAV, including the cost of any third‑party valuation services;
•	the cost of effecting sales and repurchases of our Shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third‑party advisory fees;

•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees in the future;
•	federal, state and local taxes;
•	Independent Directors' fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub‑administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1934 Act, the 1940 Act and applicable federal and state securities laws; and
•
all other expenses incurred by either our Manager or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Manager in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination
The Advisory Agreement was initially approved by our Board of Directors on February 28, 2013, subsequently amended on August 6, 2014, and most recently approved October 23, 2015. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until October 23, 2016, and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Independent Directors. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by a majority of Independent Directors or by a vote of the majority of our outstanding securities, without penalty upon not more than 60 days' written notice, or by MCM Advisers upon 120 days' notice to us. See "Risk Factors — Risks Relating to Our Business and Structure — Our Investment Adviser can resign on 120 days' notice."
Indemnification
The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Advisory Agreement or otherwise as our Adviser.
Organization of the Investment Adviser
Our Adviser is a California limited partnership, and its principal executive offices are located at 1640 School Street, Moraga, California 94556.
Board Approval of the Advisory Agreement
A discussion regarding the basis for our board of director's approval of our Advisory Agreement will be included in our annual report on Form 10‑K filed subsequent to completion of this offering, or incorporated by reference therein.

ADMINISTRATION AGREEMENT
MacKenzie Capital Management, a California limited partnership, serves as our manager and administrator. The principal executive offices of our Manager are located at 1640 School Street, Moraga, California 94556. Pursuant to an Administration Agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, our Manager assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Manager's overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff. All such allocations will be approved by the Independent Directors. The most recently approved reimbursement amount is $30,000 per quarter.  Under the Administration Agreement, our Manager will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by us without penalty upon 120 days' written notice, and the Administrator must provide our stockholders with 120 days' notice to terminate and will be liable for any expenses we incur as a result of such withdrawal.
Our Manager also provides administrative services to our Adviser. As a result, our Adviser also reimburses our Manager for its allocable portion of our Manager's overhead, including rent, the fees and expenses associated with performing compliance functions for our Adviser, and its allocable portion of the compensation of any administrative support staff. To the extent our Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by our Manager to such other investment vehicles will be charged to us.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Manager's services under the Administration Agreement or otherwise as our administrator.
A Sponsor, including our Administrator, may also provide goods and services to us other than as an administrator provided that the following conditions are met: (i) any self‑dealing arrangement is in our best interests; (ii) the terms of providing such goods or services are governed by a written Sponsor Contract as defined in our Charter; (iii) such Sponsor must be independently engaged in the business of providing such goods or services and 33.0% of its revenues come from persons other than Affiliates, with certain exceptions as described in our Charter; and (iv) the compensation for such goods and services must be comparable with fees charged by similar unrelated third parties. Any Sponsor is also limited to acquiring assets from us unless such acquisition is approved by the stockholders in accordance with our Charter. We will also not lease any of our assets to any Sponsor.

LICENSE ARRANGEMENT
We have entered into the Administrative Agreement with our Administrator under which our Administrator has granted to us a non‑exclusive, royalty‑free license to use the name "MacKenzie." Under this agreement, we have a right to use the MacKenzie name for so long as we engage our Adviser to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the "MacKenzie" name.
SUBSCRIPTION AGREEMENTS
Each prospective investor will complete and sign a written subscription agreement, making certain factual representations, including that the investor (i) meets the minimum income and net worth standards, (ii) is purchasing the Shares for his or her own account, (iii) has received a copy of this prospectus, and (iv) acknowledges that the Shares are not liquid.
The prospective investor must separately sign or initial each representation made in the subscription agreement. Except in the case of fiduciary accounts, the prospective investor may not grant any person a power of attorney to make such representations on his or her behalf. Any person selling Shares on our behalf may not complete a sale of Shares to a prospective investor until at least five business days after the date the prospective investor receives a final prospectus. Each investor will receive a confirmation of his or her purchase.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Advisory Agreement with our Adviser, which is owned by MPF Founders LP, MPF Principals LP, and MPF Successors LP. Our Adviser's affiliates manage 50 private funds, and it and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Our Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, our Adviser or its affiliates may determine that we should invest side‑by‑side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with our Adviser's allocation procedures. Any Sponsor, including our Adviser, has a fiduciary responsibility for the safekeeping of our assets, whether or not they are in such Sponsor's possession or control. No Sponsor may employ or permit another person to employ our assets except for our exclusive benefit. We may not contract away any common law fiduciary obligations that are owed to us.
As consideration for our acquisition of the Legacy Portfolio, an aggregate of 692,217 Shares were issued to the Legacy Funds. For information on the ownership of our Shares, see "Control Persons and Principal Stockholders."
1940 Act and Charter Limitations
We may not purchase property or securities from the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. In no event will the cost of an asset exceed its current appraised value. The Manager, MCM Advisers, a director or any Affiliate may not acquire assets from us, except as permitted by the 1940 Act and our Charter. No loans may be made by us to the Manager, MCM Advisers, a director or any Affiliate, except as permitted by the 1940 Act and our Charter, or to a wholly owned subsidiary. Similarly, we may not borrow money from the Manger, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. Furthermore, we may not invest in joint ventures with the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. There will be no other transactions between us and the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter. Further, the Sponsor may only be reimbursed for expenses as provided in the 1940 Act and our Charter.
The 1940 Act extensively regulates conflicts of interests between BDCs, their directors, investment advisers and their affiliates. For example, the 1940 Act and rules thereunder generally prohibit a BDC's employees, officers, directors, investment adviser and their affiliates from (i) selling securities or property to the BDC, (ii) buying securities or property from the BDC, (iii) borrowing money or property from the BDC, or (iv) entering into joint transactions with the BDC or a company controlled by it. The 1940 Act further prohibits a wider group of persons affiliated with a BDC from entering into such transactions with a BDC unless approved by the BDC's stockholders. To enable us to improve our offering position for certain tender offers, we will seek an exemptive order from the SEC permitting us to participate in joint tender offers with certain private funds managed by our Adviser. Any such joint tender offers would provide that all offerors' terms must be the same, and that other customary conditions addressing conflicts of interest be met.
In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited by the 1940 Act, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not violate our Charter or raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics.
Other Limitations
Under normal market conditions, we will invest at least 80.0% of our total assets in common stocks and other equity or debt securities issued by real estate companies, including REITs and similar REIT‑like entities. A real estate company is one that (i) derives at least 50.0% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50.0% of its assets invested in such real estate.
We will not:
1.	Invest more than 10.0% of our total assets in unimproved real property or mortgage loans on unimproved real property.
2.	Invest in commodities or commodity future contracts.
3.
Invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property, except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, such an appraisal must be obtained from an independent expert concerning the underlying property, must be maintained in our records for at least five years, and will be available for inspection and duplication by a stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or the condition of the title will be obtained. Further, MCM Advisers and the Board of Directors will observe the following policies in connection with investing in or making mortgage loans:

a.	We may not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.
b.
We may not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including our loans, would exceed 85.0% of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this limitation, the "aggregate amount of all mortgage loans outstanding on the property, including our loans" includes all interests (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred under the terms of such loans, to the extent that deferred interest on each loan exceeds 5.0% per annum of the principal balance of the loan.

c.	We will not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of MCM Advisers, the directors, the Manager or any of our Affiliates.
4.	Issue redeemable equity securities.
5.	Issue debt securities, except as permitted by the 1940 Act.
6.	Issue options or warrants to purchase our Shares, except as permitted by the 1940 Act.
7.	Issue our Shares on a deferred payment basis or other similar arrangement.
8.	Allow any Sponsor to acquire any of our assets unless first approved by the stockholders in accordance with our Charter.
9.	Lease our assets to any Sponsor.
10.	Make any loan to any Sponsor.
11.	Give any Sponsor an exclusive right to sell or exclusive employment to sell assets on our behalf.

12.	Pay a commission or fee to a Sponsor in connection with the reinvestment of cash available for distribution or of proceeds of the resale, exchange or refinancing of assets.
13.	Give any Sponsor any rebates or give‑ups or enter into a reciprocal business arrangement in violation of our Charter.
14.	Commingle our funds with the funds of any other person.
15.	Invest in general partnerships or joint ventures with non‑Affiliates that own and operate our assets unless such investment is in accordance with the 1940 Act.
16.
Invest in general partnerships or joint ventures with other publically registered Affiliates unless such investment is in accordance with the 1940 Act and meets certain specifications as described in our Charter.

17.
Invest in general partnerships or joint ventures with Affiliates other than publically registered Affiliates unless such investment is in accordance with the 1940 Act and meets certain specifications as described in our Charter.

18.
Conduct operations through separate single‑purpose entities managed by a Sponsor unless in accordance with the 1940 Act and if the terms of such arrangements do not circumvent any provisions in our Charter.

19.	Invest in general partnerships or joint ventures with Affiliates unless in accordance with items 15, 16, 17, or 18 above.
20.
Invest in general partnership interests of limited partnerships unless we, along or together with any publically registered Affiliate, meet the requirements of the 1940 Act and certain provisions in our Charter.

21.
Participate in any financing made available to us by a Sponsor if such Sponsor is permitted to receive an interest in excess of the lesser of such Sponsor's cost of funds or amounts which would be charged by unrelated lending institutions on comparable loans for the same purpose.

22.	Conduct any "roll‑up" transactions.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of June 30, 2016, we had 4,057,249.64 Shares outstanding. The following table contains ownership information, as of June 30, 2016, and after completion of this offering, for our common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5.0% or more of our common stock, and all of our officers and directors, as a group.
		As of June 30, 2016			Immediately After This Offering (1)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
All officers and directors as a group (6 persons)	Indirect	42,694	1.1%	42.694	*

*Less than 1%

(1)	Assumes the issuance of 15,000,000 Shares offered hereby, with no purchases by any then‑existing stockholder.

The following table contains the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.
Name of Director	Dollar Range of Equity Securities in MacKenzie Realty	Percentage Interest Ownership
Interested Director
C.E. "Pat" Patterson (1)	$100,001 ‑ $500,000	1.1%
Independent Directors
Tim Dozois	$0	0.0%
Tom Frame	$0	0.0%

*Less than 1%

(1)
Mr. Patterson is one of the beneficial owners of an affiliate of the Adviser, MPF Successors, LP, which owns 35,723.32 Shares, but may be deemed to be the beneficial owner of all such Shares. Mr. Patterson is also a beneficial owner of 6,970.69 Shares through a real estate holding company.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY
General
A BDC is regulated by the 1940 Act and must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make longer term investments in businesses. BDCs can provide stockholders the ability to retain any liquidity of their stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67.0% or more of such company's voting securities present at a meeting if more than 50.0% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50.0% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be Independent Directors. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.
As a BDC, we are required to meet an asset coverage ratio, defined generally under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200.0% after each issuance of senior securities. We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our Affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. Under both the 1940 Act and the Advisers Act, our funds may not be comingled with the assets of other funds, including any funds managed by MCM Advisers' affiliates.
We generally are not able to issue and sell our common stock at a price below NAV per Share. See "Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital." We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then‑current NAV of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. We will seek such approval from our existing stockholders before any sales of Shares in this offering, and thereafter at our first annual meeting of stockholders, we will similarly seek such continuing approval if needed to continue the offering longer than one year. In addition, we may generally issue new Shares at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a BDC, we are generally limited in our ability to invest in any portfolio company in which our Adviser or any of its Affiliates currently has an investment or to make any co‑investments with our Adviser or its Affiliates without an exemptive order from the SEC, subject to certain exceptions. We have filed an application for an exemptive order from the SEC that would permit us to participate in joint tender offers with certain private funds managed by our Adviser. If granted, any such offers would only be made if the Adviser determines they are in our best interests, on terms that are the same for all affiliated parties, and under conditions designed to mitigate conflicts of interest. No assurance can be given that we will receive the exemptive order. We will be periodically examined by the SEC for compliance with the 1940 Act. As a BDC, we are also subject to certain risks and uncertainties. See "Risk Factors — Risks Relating to Our Business and Structure."

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in 1940 Act §55(a), which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC's gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:
(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an "eligible portfolio company," or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" (or "EPC") is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non‑voting common equity of less than $250 million;
iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of at least $2.0 million.

(2)	Securities of any EPC which we control.
(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an EPC purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high‑quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of "qualifying assets" as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high‑quality debt securities maturing in one year or less from the time of investment, which we refer to collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed‑upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed‑upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a REIT for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities
Though we have no plans to at this time, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us."
Code of Ethics

We and our Adviser have each adopted a code of ethics under 1940 Act Rule 17j‑1 and Advisers Act Rule 204A‑1, respectively, that establish procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally permits investments by our employees in securities that may be purchased or held by us only with pre‑approved by our CCO. You may read and copy these codes of ethics at our offices. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Jeri Bluth currently serves as our CCO.
Sarbanes‑Oxley Act of 2002
The Sarbanes‑Oxley Act of 2002 imposes a wide variety of regulatory requirements on 1934 Act‑registered companies and their insiders. Many of these requirements affect us. For example:
•	under 1934 Act Rule 13a‑14, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	under Item 307 of Regulation S‑K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	under 1934 Act Rule 13a‑15, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•
under Item 308 of Regulation S‑K and 1934 Act Rule 13a‑15, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes‑Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes‑Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes‑Oxley Act and will take actions necessary to ensure that we are in compliance with them.
Proxy Voting Policies and Procedures
We have delegated to our Adviser the responsibility to vote any proxies issued by our portfolio companies. The Proxy Voting Policies and Procedures of our Adviser are summarized below. The guidelines will be reviewed periodically by our Adviser and our Independent Directors, and, accordingly, are subject to change.

Introduction
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, MCM Advisers recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. Our Board and MCM Advisers are fiduciaries of us and of our stockholders. The directors also have a fiduciary duty to our stockholders to supervise our relationship with MCM Advisers. These policies and procedures for voting proxies for MCM Advisers' investment advisory clients are intended to comply with Advisers Act §206 and Advisers Act Rule 206(4)‑6. Any Sponsor, including our Adviser, has a fiduciary responsibility for the safekeeping of our assets, whether or not they are in such Sponsor's possession or control. No Sponsor may employ or permit another person to employ our assets except for our exclusive benefit. We may not contract away any common law fiduciary obligations that are owed to us.
Proxy Policies
MCM Advisers will vote proxies relating to client portfolio securities in what MCM Advisers perceives to be the best interest of its clients' stockholders. MCM Advisers will review on a case‑by‑case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although MCM Advisers will generally vote against proposals that may have a negative impact on a clients' portfolio securities, it may vote for such a proposal if there exist compelling long‑term reasons to do so.
MCM Advisers' proxy voting decisions will be made by the senior officers who are responsible for monitoring each client's investments. To ensure that its vote is not the product of a conflict of interest, MCM Advisers requires that (i) anyone involved in the decision making process disclose to MCM Advisers' manager any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how MCM Advisers intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how MCM Advisers voted proxies by making a written request for proxy voting information to: MCM Advisers, LP, 1640 School Street, Moraga, California 94556.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their non‑public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non‑public personal information relating to our stockholders, although certain non‑public personal information of our stockholders may become available to us. We do not disclose any non‑public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator). We restrict access to non‑public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non‑public personal information of our stockholders.
State Registration Matters
In addition to registering this offering under the Securities Act, we are registering this offering under the securities laws of several states, or are offering under available registration exemptions. We undertake to forward to each state listed below all amendments to this registration statement that are filed with the SEC. We further undertake, as a condition of registration in New Jersey, to allow New Jersey to make such investigations within or outside New Jersey it deems necessary to determine any violations of New Jersey law, and to require or permit us to file a statement as to tell the facts and circumstance concerning any matter to be investigated. The following table lists the states in which we have registered (or may register) the sale of our Shares, and the value of the Shares we have registered in each state. We may increase these amounts as permitted under the rules of each state, and we may register this offering in additional states from time to time. We may not sell more than 15,000,000 Shares in the aggregate unless we register additional Shares for sale with the SEC.

State	Amount to be Registered	State	Amount to be Registered
Arizona		Nebraska
Arkansas		Nevada
California		New Hampshire
Colorado		New Jersey
Connecticut		New Mexico
Delaware		New York
Florida		North Carolina
Georgia		North Dakota
Idaho		Ohio
Illinois		Oklahoma
Indiana		Oregon
Iowa		Pennsylvania
Kansas		South Carolina
Kentucky		Tennessee
Louisiana		Texas
Maine		Utah
Maryland		Vermont
Massachusetts		Virginia
Michigan		Washington
Minnesota		West Virginia
Missouri		Wisconsin

Suitability of Stockholders
We have established minimum income and net worth standards for persons who purchase our Shares because there is not likely to be a substantial or active secondary market for trading our Shares. We believe these standards are reasonable for us and the risks associated with the purchase of our Shares. We or our broker‑dealers assume responsibility for state securities law compliance to determine if a state's suitability requirements have been met. Generally, purchasers must have (i) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (ii) a minimum net worth of $250,000. Additionally, investors residing in the following states must meet the following additional suitability requirements:
Iowa Investors: Investors in Iowa must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $350,000. Additionally, Share purchases by Iowa investors may not exceed 10.0% of their liquid net worth (cash, cash equivalents and readily marketable securities).
Kansas Investors: The Kansas Securities Commissioner advises the following:
It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in the securities of MRC and other non‑traded BDCs to not more than 10.0% of their liquid net worth. For these purposes, liquid net worth is defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with Generally Acceptable Accounting Principles.
Kentucky Investors: The Kentucky Department of Financial Institutions Division of Securities advises that MRC is a business development company. As such, all Kentucky residents who invest in the Shares must have a minimum gross annual income of $85,000 and a minimum net worth of $85,000 (as defined in the North American Securities Administrators Association Omnibus Guidelines), or a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in the Shares.
Maine Investors: The Maine Office of Securities recommends that an investor's aggregate investment in this offering and similar direct participation investments not exceed 10.0% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
Massachusetts Investors: The total amount invested by a Massachusetts investor in MRC and other non‑traded direct participation programs should not exceed 10.0% of their liquid net worth (assets minus liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Michigan Investors: The total amount invested in MRC by Michigan investors may not exceed 10.0% of the investor's liquid net worth (cash, cash equivalents and readily marketable securities).

Nebraska Investors: Investors in Nebraska must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $350,000; or (ii) a minimum net worth of $500,000. Additionally, Share purchases by Nebraska investors may not exceed 10.0% of their net worth.
New Jersey Investors: Investors who reside in the state of New Jersey must have either (i) a liquid net worth of $250,000 and annual gross income of $70,000 or (ii) a minimum liquid net worth of $500,000. Additionally, a New Jersey investor's total investment in this offering and other direct participation programs shall not exceed 10.0% of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
New Mexico Investors: The New Mexico Securities Division advises the following:
It shall be unsuitable for a New Mexico investor's aggregate investment in the shares of MRC, its affiliates and other non‑traded BDCs and non‑traded REITs to exceed 10.0% of his/her liquid net worth. For these purposes, "liquid net worth" is defined as that portion of total net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Oklahoma & Oregon Investors: Total purchases of MRC in this offering by investors in New Mexico, Oklahoma and Oregon may not exceed 10.0% of their net worth. Furthermore, Oregon purchasers may not participate in our DRIP.
Ohio Investors: The Ohio Division of Securities advises the following:
It shall be unsuitable for an Ohio investor's aggregate investment in the shares of MRC, its affiliates and other non‑traded BDCs and non‑traded REITs to exceed 10.0% of his/her liquid net worth. For these purposes, "liquid net worth" is defined as that portion of total net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Tennessee Investors: Investors in Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $500,000. Additionally, Share purchases by Tennessee investors may not exceed 10.0% of their liquid net worth.
Texas Investors: Investors in Texas must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $250,000. Additionally, Share purchases by Texas investors may not exceed 10.0% of their net worth.
Unless specified otherwise by a particular state above, net worth will be determined exclusive of home, home furnishings, and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary. Each person selling Shares on our behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each investor. In making this determination, each person selling Shares on our behalf will ascertain that the prospective investor:
i.	meets the minimum income and net worth standard established;
ii.	can reasonably benefit from investing in MRC based on the prospective stockholder's overall investment objectives and portfolio structure;
iii.	is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation; and
iv.
has apparent understanding of (a) the fundamental risks of the investment; (b) the risk that the stockholder may lose the entire investment; (c) the lack of liquidity of our Shares; (d) the restrictions on transferability of our Shares; and (e) the tax consequences of the investment.

Each person selling Shares on our behalf will make this determination on the basis of information it obtains from each prospective investor. Relevant information for this purpose will include the age, investment objective, investment experience, income, net worth, financial situation, and other investments of the prospective stockholders, as well as any other pertinent factors. The Manager will maintain records for at least six years of the information used to determine that an investment in our Shares is suitable and appropriate for a stockholder.

DETERMINATION OF NET ASSET VALUE
We determine the NAV of our investment portfolio each quarter (and as of each bi‑monthly closing when our offering continues) by subtracting our total liabilities from the fair value of our gross assets. We conduct the valuation of our assets and determine our NAV consistent with GAAP and the 1940 Act, and report our NAV in our periodic reports filed with the SEC under the 1934 Act. Our valuation procedures are summarized below:
Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day closest to the valuation date. Where a security is traded but in limited volume, we may instead utilize the weighted average closing price of the security over the prior 10 trading days. We may also use published secondary market trading information for securities that do not trade on a national exchange in order to value assets. When doing so, we determine whether the trading price obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the trading price obtained.
Securities for which reliable market data are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Investment Adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser and, where appropriate and necessary, the respective third‑party valuation firms.
The recommendation of fair value will generally be based on the following factors, as relevant:
•	the nature and realizable value of any collateral;
•	the portfolio company's ability to make payments;
•	the portfolio company's earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.
Securities for which market data are not readily available or for which a pricing source is not sufficient may include the following:
•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the Investment Adviser believes were priced incorrectly.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
Determinations in Connection with Offerings
We will sell our Shares on a continuous basis at a current offering price of $10 per Share. We have already obtained stockholder approval to sell Shares below NAV, and we will seek re‑approval from our stockholders at our next annual meeting of stockholders, and we will similarly seek such continuing approval if needed. However, to the extent that we no longer have stockholder approval to sell Shares below NAV, or if the Board determines that selling Shares below NAV is no longer advisable, and our NAV is above $10 per Share, we will sell at a price necessary to ensure that Shares are not sold at a price per Share, after deduction of selling commissions and Dealer Manager Fees, that is below NAV per Share. If we no longer have stockholder approval to sell Shares below NAV, then in connection with each closing date of Shares offered under this prospectus (usually the 15th of each month and month end dates), the Board of Directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling Shares at a price which, after deducting selling commissions and Dealer Manager Fees, is below our then current NAV per Share. Our Board of Directors will consider the following factors, among others, in making such determination:
•	the NAV of our common stock disclosed in the most recent periodic report filed with the SEC;
•
our management's assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management's assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue Shares at a price below the then current NAV of our common stock at the time at which the sale is made and we do not have stockholder approval to do so or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of Shares under this prospectus if the NAV of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the NAV of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the NAV of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.
DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders in the event that a stockholder elects to participate in the DRIP. Investors residing in Oregon are not permitted to participate in the DRIP. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, our stockholders in all other states who have elected to participate in our DRIP will generally have their cash dividends automatically reinvested in additional Shares, rather than receiving the cash dividends. However, all material information regarding dividends to the stockholder and the effect of reinvesting such dividends, including the tax consequences thereof, must be provided to our stockholders not less often than annually. No sales commission or fees may be deducted directly or indirectly from amounts reinvested by us. Either we or our broker‑dealer will be responsible for compliance with state laws regarding whether such state's suitability requirements have been met for stockholders participating in the DRIP.
A registered stockholder that has not elected to participate in the DRIP will receive all dividends in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Transfer Agent, as dividend paying agent. Participants in the DRIP may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephone instructions to the Company prior to the record date of such dividend. Those stockholders whose Shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
The plan administrator will set up an account for Shares acquired through the DRIP for each stockholder who has elected to participate in the DRIP and hold such Shares in non‑certificated form.
We intend to use newly issued Shares to implement the plan. During our offering, the number of Shares to be issued to a stockholder will be determined by dividing the total dollar amount of the dividend payable to such stockholder by a price equal to 90.0% of the price that our Shares are sold in the offering at the closing immediately following the dividend date. However, if our public offering price for the Shares is below our then NAV per Share and we do not then have operative stockholder approval to issue Shares below NAV, the DRIP will be suspended until the Share offering price is no longer below NAV per Share. During any such suspension, dividends would be paid in cash.
After our offering, if we have operative stockholder approval to issue Shares below NAV, the number of Shares to be issued to a stockholder will be determined by dividing the total dollar amount of the dividend payable to such stockholder by a price equal to 90.0% of our then‑current NAV per Share. If at that time we do not have operative stockholder approval to issue Shares below NAV, we or the plan administrator will attempt to acquire Shares in any market and distribute them to plan participants by dividing the total dollar amount of the dividend payable to such stockholder by the price at which the Shares are acquired. If at that time no market exists to acquire Shares and we do not have operative stockholder approval to issue Shares below NAV, the DRIP will be suspended until we have such stockholder approval. During any such suspension, dividends would be paid in cash.

Each participant in the DRIP will be charged his or her pro rata share of brokerage commissions on all open‑market purchases. The plan administrator's fees under the DRIP will be paid by us. Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.
We reserve the right to amend, suspend or terminate the DRIP. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the DRIP should be directed to the Company.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of the current material U.S. federal income tax considerations relating to our company, our election to be taxed as a REIT and the purchase, ownership or disposition of our securities offered pursuant to this prospectus. Supplemental U.S. federal income tax considerations relevant to the ownership of certain securities offered by this prospectus may be provided in the prospectus supplement that relates to those securities. For purposes of this discussion, references to "we," "our" and "us" mean only MacKenzie Realty Capital, Inc., and not its subsidiaries, except as otherwise indicated. This summary is for general information only and is not intended as individual tax advice. The information in this summary is based on:

•	the Code;

•	current, temporary and proposed Treasury regulations promulgated under the Code;

•	the legislative history of the Code;

•	current administrative interpretations and practices of the IRS; and

•	court decisions;

in each case, as of the date of this prospectus. In addition, the administrative interpretations and practices of the IRS include its practices and policies as expressed in private letter rulings that are not binding on the IRS except with respect to the particular taxpayers who requested and received those rulings. The sections of the Code and the corresponding Treasury Regulations that relate to qualification and taxation as a REIT are highly technical and complex. The following discussion sets forth certain material aspects of the sections of the Code that govern the federal income tax treatment of a REIT and holders of its securities. This summary is qualified in its entirety by the applicable Code provisions, Treasury Regulations promulgated under the Code, and administrative and judicial interpretations thereof. Future legislation, Treasury Regulations, administrative interpretations and practices and/or court decisions may adversely affect the tax considerations contained in this discussion. Any such change could apply retroactively to transactions preceding the date of the change. We have not requested and do not intend to request a ruling from the IRS that we qualify as a REIT, and the statements in this prospectus are not binding on the IRS or any court. Thus, we can provide no assurance that the tax considerations contained in this discussion will not be challenged by the IRS or will be sustained by a court if challenged by the IRS.  This summary does not discuss any state, local or non-U.S. tax consequences associated with the purchase, ownership, or disposition of our securities or our election to be taxed as a REIT. You are urged to consult your tax advisors regarding the tax consequences to you of:

•	the acquisition, ownership and sale or other disposition of our securities, including the United States federal, state, local, foreign and other tax consequences;

•	our election to be taxed as a REIT for United States federal income tax purposes; and

•	potential changes in the applicable tax laws.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Federal Income Taxation of MRC
We have elected to be taxed as a REIT under Sections 856 through 860 of the Code and applicable Treasury Regulations, which set forth the requirements for qualifying as a REIT, commencing with our taxable year beginning January 1, 2014.  We believe that we have been organized and operated in a manner so as to qualify for taxation as a REIT under the Code and we intend to continue to operate in such a manner.  No assurance, however, can be given that we in fact have qualified or will remain qualified as a REIT. See "—Failure to Qualify".

Husch Blackwell LLP will render an opinion to us to the effect that, commencing with our taxable year ended December 31, 2014 and through our taxable year ended December 31, 2015, we have been organized and have operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and our current and proposed method of operation will enable us to continue to meet the requirements for qualification and taxation as a REIT under the Code.  It must be emphasized that this opinion will be based on various assumptions and representations as to factual matters, including representations made by us in a factual certificate provided by one or more of our officers. In addition, this opinion will be based upon our factual representations set forth in this prospectus. Moreover, our qualification and taxation as a REIT depend upon our ability to meet the various qualification tests imposed under the Code, which are discussed below, including through actual annual operating results, asset composition, distribution levels and diversity of stock ownership, the results of which have not been and will not be reviewed by Husch Blackwell LLP.  Accordingly, no assurance can be given that our actual results of operations for any particular taxable year will satisfy those requirements.  Further, the anticipated federal income tax treatment described in this discussion may be changed, perhaps retroactively, by legislative, administrative or judicial action at any time.  Husch Blackwell LLP has no obligation to update its opinion subsequent to the date of such opinion.  The Husch Blackwell LLP opinion, and the information in this section, is based on the Code, current, temporary and proposed Treasury Regulations, the Code legislative history, current IRS administrative interpretations and practices, and court decisions.  The reference to IRS interpretations and practices includes IRS practices and policies as endorsed in private letter rulings, which are not binding on the IRS except with respect to the taxpayer that receives the ruling. In each case, these sources are relied upon as they exist on the date of this prospectus.  No assurance can be given that future legislation, regulations, administrative interpretations and court decisions will not significantly change current law, or adversely affect existing interpretations of existing law, on which the opinion and the information in this section are based.  Any change of this kind could apply retroactively to transactions preceding the date of the change.  Moreover, opinions of counsel merely represent counsel's best judgment with respect to the probable outcome on the merits and are not binding on the IRS or the courts.  Accordingly, even if there is no change in applicable law, no assurance can be provided that such opinion, or the statements made in the following discussion, will not be challenged by the IRS or will be sustained by a court if so challenged.

The remainder of this section discusses U.S. Federal income tax consequences to us and to our stockholders as a result of our election to be taxed as a REIT.  As long as we qualify for taxation as a REIT, we generally will not be subject to Federal corporate income taxes on net income that we currently distribute to stockholders. This treatment substantially eliminates the "double taxation" (at the corporate and security holder levels) that generally results from investment in a "C" corporation.  A "C" corporation is a corporation that generally is required to pay tax at the corporate level.  Double taxation means taxation once at the corporate level when income is earned and once again at the stockholder level when the income is distributed.  Notwithstanding a REIT election, however, we will be subject to Federal income tax in the following circumstances:

•
First, we will be taxed at regular corporate rates on any undistributed REIT taxable income, including undistributed net capital gains, provided, however, that properly designated undistributed capital gains will effectively avoid taxation at the stockholder level.

•	Second, under certain circumstances, we may be subject to the "alternative minimum tax" on any items of tax preference and alternative minimum tax adjustments.

•
Third, if we have (i) net income from the sale or other disposition of "foreclosure property" (which is, in general, property acquired by foreclosure or otherwise on default of a loan secured by the property) that is held primarily for sale to customers in the ordinary course of business or (ii) other nonqualifying income from foreclosure property, we will be subject to tax at the highest corporate rate on such income.

•
Fourth, if we have net income from prohibited transactions (which are, in general, certain sales or other dispositions of property (other than foreclosure property) held primarily for sale to customers in the ordinary course of business), such income will be subject to a 100% tax on prohibited transactions.

•
Fifth, if we should fail to satisfy the 75.0% gross income test or the 95.0% gross income test (as discussed below), and have nonetheless maintained our qualification as a REIT because certain other requirements have been met, we will be subject to a tax in an amount equal to the greater of either (i) the amount by which 75.0% of our gross income exceeds the amount qualifying under the 75.0% test for the taxable year or (ii) the amount by which 95.0% of our gross income exceeds the amount of our income qualifying under the 95.0% test for the taxable year, multiplied in either case by a fraction intended to reflect our profitability.

•
Sixth, if we should fail to satisfy any of the asset tests (as discussed below) for a particular quarter and do not qualify for certain de minimis exceptions but have nonetheless maintained our qualification as a REIT because certain other requirements are met, we will be subject to a tax equal to the greater of (i) $50,000 or (ii) the amount determined by multiplying the highest corporate tax rate by the net income generated by the nonqualifying assets that caused us to fail such test.

•
Seventh, if we fail to satisfy REIT requirements (other than the income or asset tests) and the violation is due to reasonable cause and not due to willful neglect, we will maintain our REIT status but we must pay a penalty of $50,000 for each such failure.

•
Eighth, if we should fail to distribute during each calendar year at least the sum of (i) 85.0% of our REIT ordinary income for such year; (ii) 95.0% of our REIT capital gain net income for such year (for this purpose such term includes capital gains which we elect to retain but which we report as distributed to our stockholders; see "Annual Distribution Requirements" below); and (iii) any undistributed taxable income from prior years, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

•
Ninth, we would be subject to a 100.0% penalty tax with respect to amounts received (or on certain expenses deducted by a taxable REIT subsidiary) if arrangements among us, our tenants and a taxable REIT subsidiary were not comparable to similar arrangements among unrelated parties.

•
Tenth, if we sell property subject to the built-in gains tax, we will be subject to a corporate level tax on such built-in gains if such assets are sold during the ten year period following the acquisition of such property.  Built-in gain assets are assets whose fair market value exceeds the REIT's adjusted tax basis at the time the asset was acquired from a C corporation and our initial tax basis in the asset is less than the fair market value of that asset. The results described in this paragraph with respect to the recognition of gain assume that the C corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the C corporation. Treasury Regulations exclude from the application of this built-in gains tax any gain from the sale of property we acquire in an exchange under Section 1031 (a like-kind exchange) or 1033 (an involuntary conversion) of the Code.

•	Eleventh, our subsidiaries that are C corporations, including our "taxable REIT subsidiaries," generally will be required to pay federal corporate income tax on their earnings.

•
Twelfth, we may elect to retain and pay income tax on our net capital gain. In that case, a stockholder would include its proportionate share of our undistributed net capital gain (to the extent we make a timely designation of such gain to the stockholder) in its income, would be deemed to have paid the tax that we paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the basis of the stockholder in our capital stock.

Requirements for Qualification as a REIT

The Code defines a REIT as a corporation, trust or association:

(i.)	that is managed by one or more trustees or directors;

(ii.)	that issues transferable shares or transferable certificates of beneficial interest to evidence its beneficial ownership;

(iii.)	that would be taxable as a domestic corporation but for Code Sections 856 through 860;

(iv.)	that is not a financial institution or an insurance company within the meaning of the Code;

(v.)	that is beneficially owned by 100 or more persons;

(vi.)
not more than 50.0% in value of the outstanding capital stock of which is owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of each taxable year after applying certain attribution rules;

(vii.)	that makes an election to be treated as a REIT for the current taxable year or has made an election for a previous taxable year which has not been terminated or revoked; and

(viii.)	which meets certain other tests, described below, regarding the nature of its income and assets.

The Code provides that conditions (i) through (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Condition (vi) must be met during the last half of each taxable year.  For purposes of determining stock ownership under condition (vi), a supplemental unemployment compensation benefits plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes generally is considered an individual.  However, a trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust are treated as holding shares of a REIT in proportion to their actuarial interests in the trust for purposes of condition (vi).  MRC should satisfy conditions (v) and (vi) based upon existing ownership. If we fail to satisfy these stock ownership requirements, we will fail to qualify as a REIT.  We believe that we have been organized, have operated and have issued sufficient shares of stock with sufficient diversity of ownership to allow us to satisfy conditions (i) through (viii), inclusive, during the relevant time periods. In addition, our Charter provides for restrictions regarding ownership and transfer of our shares which are intended to assist us in continuing to satisfy the share ownership requirements described in conditions (v) and (vi) above.  These restrictions, however, do not ensure that we have previously satisfied, and may not ensure that we will, in all cases, be able to continue to satisfy, the share ownership requirements described in conditions (v) and (vi) above. If we fail to satisfy these share ownership requirements, except as provided in the next sentence, our status as a REIT will terminate.  If, however, we comply with the rules contained in applicable Treasury Regulations that require us to ascertain the actual ownership of our shares and we do not know, or would not have known through the exercise of reasonable diligence, that we failed to meet the requirement described in condition (vi) above, we will be treated as having met this requirement.  See "—Failure to Qualify".  In addition, we may not maintain our status as a REIT unless our taxable year is the calendar year and we comply with the recordkeeping requirements of the Code and the Treasury Regulations promulgated thereunder.  We have and will continue to have a calendar taxable year.

Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries

In the case of a REIT that is a partner in a partnership or a member in a limited liability company treated as a partnership for federal income tax purposes, Treasury Regulations provide that the REIT will be deemed to own its proportionate share of the assets of the partnership or limited liability company, as the case may be, based on its interest in partnership capital, subject to special rules relating to the 10% asset test described below. Also, the REIT will be deemed to be entitled to its proportionate share of the income of that entity. The assets and gross income of the partnership or limited liability company retain the same character in the hands of the REIT, including satisfying the gross income tests and the asset tests. Thus, our pro rata share of the assets and items of income of any partnership or limited liability company treated as a partnership or disregarded entity for federal income tax purposes, including such partnership's or limited liability company's share of these items of any partnership or limited liability company treated as a partnership or disregarded entity for federal income tax purposes in which it owns an interest, would be treated as our assets and items of income for purposes of applying the requirements described in this discussion, including the gross income and asset tests described below. A brief summary of the rules governing the federal income taxation of partnerships and limited liability companies is set forth below in "—Tax Aspects of Our Operating Through Partnerships and Limited Liability Companies."

We have sufficient control of our subsidiary partnerships and limited liability companies and intend to operate them in a manner consistent with the requirements for our qualification as a REIT. If we become a limited partner or non-managing member in any partnership or limited liability company and such entity takes or expects to take actions that could jeopardize our status as a REIT or require us to pay tax, we may be forced to dispose of our interest in such entity.  In addition, it is possible that a partnership or limited liability company could take an action which could cause us to fail a gross income or asset test, and that we would not become aware of such action in time to dispose of our interest in the partnership or limited liability company or take other corrective action on a timely basis. In that case, we could fail to qualify as a REIT unless we were entitled to relief, as described below.

We may from time to time own and operate certain properties through subsidiaries that we intend to be treated as "qualified REIT subsidiaries" under the Code.  If a REIT owns a corporate subsidiary that is a "qualified REIT subsidiary," the separate existence of that subsidiary generally will be disregarded for Federal income tax purposes.  Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the capital stock of which is owned by the REIT.  All assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself for all purposes under the Code, including all REIT qualification tests.  A qualified REIT subsidiary of ours will not be subject to Federal corporate income taxation, although it may be subject to state and local taxation in some states.

Ownerships of Interests in Taxable REIT Subsidiaries

A "taxable REIT subsidiary" is an entity taxable as a corporation in which we own stock and that elects with us to be treated as a taxable REIT subsidiary under section 856(l) of the Code. In addition, if one of our taxable REIT subsidiaries owns, directly or indirectly, securities representing more than 35.0% of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary of ours. A taxable REIT subsidiary is subject to Federal income tax, and state and local income tax where applicable, as a regular "C" corporation.

Generally, a taxable REIT subsidiary can perform impermissible tenant services without causing us to receive impermissible tenant services income under the REIT income tests. Subject to the tests described below, a taxable REIT subsidiary may own assets that are not considered real estate assets. Therefore, we may utilize taxable REIT subsidiaries to hold certain non-REIT qualifying investments. However, several provisions regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of Federal income taxation. For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to us. In addition, we will be obligated to pay a 100.0% penalty tax with respect to some payments that we receive or on certain expenses deducted by the taxable REIT subsidiary if the economic arrangements among us, our tenants and the taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.

Income Tests

In order for us to maintain qualification as a REIT, certain separate percentage tests relating to the source of our gross income must be satisfied annually. First, at least 75.0% of our gross income (excluding gross income from prohibited transactions) for each taxable year generally must be derived directly or indirectly from investments relating to real property or mortgages on real property (including "rents from real property," gain, and, in certain circumstances, interest), from certain types of temporary investments and dividends on and gains from the sale of transferable shares in another REIT.  Second, at least 95.0% of our gross income (excluding gross income from prohibited transactions, certain hedging transactions, and certain foreign currency gains) for each taxable year must be derived from such real property investments described above, dividends, interest and gain from the sale or disposition of stock or securities or from any combination of the foregoing. For purposes of applying the income tests and the asset tests described below, a REIT is to look through the partnership to the REIT's proportionate share of the partnership's income and assets.

Rents received by us will qualify as "rents from real property" in satisfying the above gross income tests only if several conditions are met.  First, the amount of rent generally must not be based in whole or in part on the income or profits of any person.  However, amounts received or accrued generally will not be excluded from "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales. In addition, rents received from a tenant will not qualify as "rents from real property" if we, or a direct or indirect owner of 10.0% or more of our stock, actually or constructively owns 10.0% or more of such tenant (a "Related Party Tenant").  We may, however, lease our properties to a taxable REIT subsidiary and rents received from that subsidiary generally will not be disqualified from being "rents from real property" by reason of our ownership interest in the subsidiary if at least 90.0% of the property in question is leased to unrelated tenants and the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space, as determined pursuant to the rules in Code section 856(d)(8).  If rent attributable to personal property that is leased in connection with a lease of real property is greater than 15.0% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as "rents from real property."  This 15.0% test is based on relative fair market value of the real and personal property.  If the rent attributable to personal property does not exceed 15.0% of the total rent received under the lease, then the portion of the rent attributable to such personal property will qualify as "rents from real property" and the personal property will be treated as a real estate asset for purposes of the 75.0% assets test (as discussed below).  In addition, in the case of any obligation secured by a mortgage on both real and personal property, if the fair market value of such personal property does not exceed 15.0% of the total fair market value of all such property, interest on such obligation is qualifying interest for purposes of the 75.0% gross income test and the obligation will be treated as a real estate asset for purposes of the 75.0% assets test.  For rents to qualify as "rents from real property" for the purposes of the gross income tests, we are only allowed to provide services that are both "usually or customarily rendered" in connection with the rental of real property and not otherwise considered "rendered to the occupant." Income received from any other service will be treated as "impermissible tenant service income" unless the service is provided through an independent contractor that bears the expenses of providing the services and from whom we derive no revenue or through a taxable REIT subsidiary, subject to specified limitations.  The amount of impermissible tenant service income we receive is deemed to be the greater of the amount actually received by us or 150.0% of our direct cost of providing the service. If the impermissible tenant service income exceeds 1.0% of our total income from a property, then all of the income from that property will fail to qualify as rents from real property. If the total amount of impermissible tenant service income from a property does not exceed 1.0% of our total income from that property, the income will not cause the rent paid by tenants of that property to fail to qualify as rents from real property, but the impermissible tenant service income itself will not qualify as rents from real property.   To the extent our taxable REIT subsidiaries pay dividends, we generally will derive our allocable share of such dividend. Such dividend income will qualify under the 95.0%, but not the 75.0%, gross income test. We will monitor the amount of the dividend and other income from our taxable REIT subsidiaries and will take actions intended to keep this income, and any other nonqualifying income, within the limitations of the gross income tests. Although we expect these actions will be sufficient to prevent a violation of the gross income tests, we cannot guarantee that such actions will in all cases prevent such a violation.

If we fail to satisfy one or both of the 75.0% or 95.0% gross income tests for any taxable year, we may nevertheless qualify as a REIT for such year if we are entitled to relief under certain provisions of the Code. The relief provisions generally will be available if our failure to meet such tests was due to reasonable cause and not due to willful neglect, and, following the REIT's identification of the failure to meet either of the gross income tests, a description of each item of the REIT's gross income shall be included in a schedule for the relevant taxable year that is filed in accordance with the applicable regulations. It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. As discussed above, even if these relief provisions were to apply, a tax would be imposed with respect to the excess net income.

Hedging Transactions

From time to time, we or our subsidiaries may enter into hedging transactions with respect to one or more of our or our subsidiaries' assets or liabilities. Our or our subsidiaries' hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase such items, and futures and forward contracts. Income and gain from "hedging transactions" will be excluded from gross income for purposes of both the 75.0% and 95.0% gross income tests. A "hedging transaction" means (1) any transaction entered into in the normal course of our or our subsidiaries' trade or business primarily to manage the risk of interest rate, price changes, or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, (2) any transaction entered into primarily to manage the risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75.0% or 95.0% gross income test (or any property which generates such income or gain) or (3) any hedging transaction entered into in connection with the extinguishment of specified indebtedness or disposal of property with respect to a position entered into under (1) or (2) above, if the position would be ordinary property. We are required to clearly identify any such hedging transaction before the close of the day on which it was acquired, originated, or entered into and to satisfy other identification requirements. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT; however, no assurance can be given that our hedging activities will give rise to income that qualifies for purposes of either or both of the gross income tests.

Prohibited Transaction Income

Any gain that we realize on the sale of property held as inventory or otherwise held primarily for sale to customers in the ordinary course of business, including our share of any such gain realized either directly or through any subsidiary partnerships and limited liability companies, will be treated as income from a prohibited transaction that is subject to a 100.0% penalty tax, unless certain safe harbor exceptions apply.  This prohibited transaction income may also adversely affect our ability to satisfy the gross income tests for qualification as a REIT.  Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances surrounding the particular transaction.  We do not intend, and do not intend to permit any of our subsidiary partnerships or limited liability companies, to enter into any sales that are prohibited transactions.  However, the IRS may successfully contend that some or all of the sales made by our subsidiary partnerships or limited liability companies are prohibited transactions. We would be required to pay the 100.0% penalty tax on our allocable share of the gains resulting from any such sales.

Penalty Tax

Any redetermined rents, redetermined deductions or excess interest we generate will be subject to a 100.0% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our tenants by a taxable REIT subsidiary of ours, and redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm's length negotiations. Rents we receive will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code.

Currently, our taxable REIT subsidiaries do not provide any services to our tenants or conduct other material activities. However, a taxable REIT subsidiary of ours may in the future provide services to certain of our tenants and pay rent to us. We intend to set any fees paid to our taxable REIT subsidiaries for such services, and any rent payable to us by our taxable REIT subsidiaries, at arm's length rates, although the amounts paid may not satisfy the safe-harbor provisions described above. These determinations are inherently factual, and the IRS has broad discretion to assert that amounts paid between related parties should be reallocated to clearly reflect their respective incomes. If the IRS successfully made such an assertion, we would be required to pay a 100.0% penalty tax on the excess of an arm's length fee for tenant services over the amount actually paid, or on the excess rents paid to us.

Asset Tests

At the close of each quarter of our taxable year, we must satisfy six tests relating to the nature of our assets.

1.
At least 75.0% of the value of our total assets must be represented by "real estate assets," cash, cash items and government securities. Our real estate assets include, for this purpose, transferable shares in other REITs, as well as our allocable share of real estate assets held by the partnerships in which we own an interest, and the non‑corporate subsidiaries of these partnerships, as well as stock or debt instruments held for less than one year purchased with the proceeds of an offering of shares or long term debt. Real estate assets are defined to include debt instruments issued by publicly offered REITs that are not secured by a real estate asset (a "nonqualified publicly offered REIT debt instrument"). Although treated as a real estate asset, the gain on the sale of a nonqualified publicly offered REIT debt instrument does not qualify for purposes of the 75.0% gross income test and not more than 25% of the value of our total assets may be represented by nonqualified publicly offered REIT debt instruments.

2.	Not more than 25.0% of the value of our total assets may be represented by securities, other than those in the 75.0% asset class.

3. Except for certain investments in REITs, qualified REIT subsidiaries, and taxable REIT subsidiaries, the value of any one issuer's securities owned by us may not exceed 5.0% of the value of our total assets.

4. Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10.0% of the total voting power of any one issuer's outstanding securities.

5. Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10.0% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the debt safe harbors discussed below.  As described further below, solely for purposes the 10.0% value test, the determination of our interest in the assets of an entity treated as a partnership for federal income tax purposes in which we own an interest will be based on our proportionate interest in any securities issued by the partnership, excluding for this purpose certain securities described in the Code.

6. Not more than 25.0% of our total assets may be represented by the securities of one or more taxable REIT subsidiaries.  Under the Protecting American from Tax Hikes Act of 2015 (the "PATH Act"), this percentage is reduced to 20.0%, effective for tax years beginning after December 31, 2017.

For purposes of these asset tests, any shares of qualified REIT subsidiaries are not taken into account, and any assets owned by the qualified REIT subsidiary are treated as owned directly by the REIT.

Securities, for purposes of the assets tests, may include debt we hold.  However, the following types of arrangements generally will not be considered securities held by us for purposes of the 10.0% value test: (1) Straight debt securities of an issuer which meet the requirements of Code section 856(m)(2), discussed below; (2) Any loan to an individual or an estate; (3) Any Code section 467 rental agreement, other than with certain related persons; (4) Any obligation to pay rents from real property as defined in Code section 856(d)(1); (5) Any security issued by a state or any political subdivision thereof, the District of Columbia, a foreign government or any political subdivision thereof, or the Commonwealth of Puerto Rico, but only if the determination of any payment received or accrued under such security does not depend in whole or in part on the profits of any entity not described in the category or payments on any obligation issued by such an entity; (6) Any security issued by a REIT; or (7) Any other arrangement as determined by the Internal Revenue Service.  Under Code section 856(m)(2), debt generally will constitute "straight debt" if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money (1) which is not convertible, directly or indirectly, into stock and (2) the interest rate (and the interest payment dates) of which is not contingent on the profits, the borrower's discretion or similar factors. However, a security may satisfy the definition of "straight debt" even though the time of payment of interest or principal thereunder is subject to a contingency, if: (i) such contingency does not have the effect of changing the effective yield to maturity more than the greater of 0.25% or 5.0% of the annual yield to maturity, or (ii) neither the aggregate issue price nor the aggregate face amount of the issuer's debt instruments held by the REIT exceeds $1 million and not more than 12 months of unaccrued interest can be required to be prepaid thereunder. Second, a security can satisfy the definition of "straight debt" even though the time or amount of any payment thereunder is subject to a contingency upon a default or the exercise of a prepayment right by the issuer of the debt, provided that such contingency is consistent with customary commercial practice.  "Look-through" rules apply in determining a REIT partner's share of partnership securities for purposes of the 10.0% value test.  Under such rules, a REIT's interest as a partner in a partnership is not considered a security, and the REIT is deemed to own its proportionate share of each of the assets of the partnership. The REIT's interest in the partnership assets is the REIT's proportionate interest in any securities issued by the partnership, other than securities qualifying for the above safe harbors.  Therefore, a REIT that is a partner in a partnership must look through both its equity interest and interest in non-safe harbor debt securities issued by the partnership.  Any non-safe harbor debt instrument issued by a partnership will not be considered a security to the extent of the REIT's interest as a partner in the partnership.  Also, any non-safe harbor debt instrument issued by a partnership will not be considered a security if at least 75% of the partnership's gross income (excluding gross income from prohibited transactions) is derived from the sources described in Code section 856(c)(3), which sets forth the general REIT income test.  Corporate or partnership securities that otherwise would qualify under the straight debt safe harbor will not so qualify if the REIT holding such securities, and any of its controlled taxable REIT subsidiaries, holds other securities of the issuer which are not securities qualifying for any safe harbors if such non-qualifying securities have an aggregate value greater than one percent of the issuer's outstanding securities.  Asset tests must be satisfied at the close of each calendar quarter of our taxable year in which we (directly or through any partnership or limited liability company) acquire securities in the applicable issuer, and also at the close of each calendar quarter in which we increase our ownership of securities of such issuer (including as a result of an increase in our interest in any partnership or limited liability company).   Also, after initially meeting the asset tests at the close of any quarter, we will not lose our status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If we fail to satisfy an asset test because we acquire securities or other property during a quarter (including as a result of an increase in our interest in any partnership or limited liability company), we may cure this failure by disposing of sufficient nonqualifying assets within 30 days after the close of that quarter. We believe that we have maintained, and we intend to maintain, adequate records of the value of our assets to ensure compliance with the asset tests. If we fail to cure any noncompliance with the asset tests within the 30-day cure period, we would cease to qualify as a REIT unless we are eligible for certain relief provisions discussed below.

Certain relief provisions may be available to us if we discover a failure to satisfy the asset tests described above after the 30-day cure period.  Under these provisions, we will be deemed to have met the 5.0% and 10.0% asset tests, and will not lose our REIT status, if the value of our nonqualifying assets (i) does not exceed the lesser of (a) 1.0% of the total value of our assets at the end of the applicable quarter or (b) $10,000,000, and (ii) we dispose of the nonqualifying assets or otherwise satisfy such tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury Regulations to be issued. In addition, if a REIT fails to meet any of the asset test requirements for a particular quarter after the 30-day cure period, and the failure exceeds the above-described de minimis standard, then the REIT still will be considered to have satisfied these tests if the REIT satisfies several requirements. First, the REIT's failure to satisfy the particular asset test must be due to reasonable cause and not due to willful neglect. Second, the REIT must file a schedule of the assets resulting in such failure with the IRS in accordance with the regulations and must dispose of the assets within six months after the last day of the quarter in which the REIT identified the failure (or such other time period prescribed by the IRS) or otherwise meet the requirements of those rules by the end of such time period. Finally, the REIT must pay a tax equal to the greater of $50,000 or the amount determined by multiplying the highest corporate tax rate by the net income generated by the assets described in the schedule for the period beginning on the first date that the failure occurs and ending on the date when the REIT disposes of such assets or the end of the first quarter when the REIT no longer fails to satisfy the particular asset test.  We believe we have satisfied the asset tests described above and plan to take steps to ensure that we satisfy such tests for any quarter with respect to which retesting is to occur, there can be no assurance that we will always be successful, or will not require a reduction in our overall interest in an issuer (including in a taxable REIT subsidiary). If we fail to cure any noncompliance with the asset tests in a timely manner, and the relief provisions described above are not available, we would cease to qualify as a REIT.

Annual Distribution Requirements

To maintain our qualification as a REIT, we are required to distribute dividends, other than capital gain dividends, to our stockholders in an amount at least equal to the sum of:

•	90.0% of our REIT taxable income; and

•	90.0% of the net income (after tax), if any, from foreclosure property, minus

•	the sum of certain items of noncash income.

For these purposes, our "REIT taxable income" is computed without regard to the dividends paid deduction and our net capital gain.  In addition, our REIT taxable income will be reduced by any taxes we are required to pay on any gain we recognize from the disposition of any asset we acquired from a corporation which was or had been a C corporation in a transaction in which our tax basis in the asset was less than the fair market value of the asset, in each case determined at the time we acquired the asset, within the ten-year period following our acquisition of such asset.  For purposes of this test, non-cash income means income attributable to leveled stepped rents, original issue discount on purchase money debt, cancellation of indebtedness, or a like-kind exchange that is later determined to be taxable. We generally must pay, or treated as paying, the distribution in the taxable year to which they relate.  At our election, a distribution will be treated as paid in a taxable year if the dividends are declared before we timely file our tax return for the year and paid within 12 months of the end of the tax year but before the first regular dividend payment made after such declaration.  These distributions are treated as received by our stockholders in the year in which received.  This is so even though these distributions relate to the prior year for purposes of the 90.0% distribution requirement. With respect to distributions in tax years beginning after December 31, 2015, the aggregate amount of dividends designated by the REIT as a capital gain dividend or qualified dividend income cannot exceed the dividends paid or deemed paid by the REIT under Section 858 with respect to such year.

If we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend on December 31 of the year in which the dividend was declared.  These distributions will be treated as received by our stockholders on December 31 of the declaration year.  To the extent that we do not distribute all of our net capital gain or distribute at least 90.0%, but less than 100.0%, of our "REIT taxable income," as adjusted, we will be subject to tax on the nondistributed amount at regular capital gains and ordinary corporate tax rates.  Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85.0% of our REIT ordinary income for such year; (ii) 95.0% of our REIT capital gain income for such year; and (iii) any undistributed taxable income from prior periods, we will be subject to a 4.0% excise tax on the excess of such required distribution over the amounts actually distributed. We may elect to retain and pay tax on net long-term capital gains and require our stockholders to include their proportionate share of such undistributed net capital gains in their income.  If we make such election, stockholders would receive a tax credit attributable to their share of the capital gains tax paid by us, and would receive an increase in the basis of their shares in us in an amount equal to the security holder's share of the undistributed net long-term capital gain reduced by the amount of the credit.  Further, any undistributed net long-term capital gains that are included in the income of our stockholders pursuant to this rule will be treated as distributed for purposes of the 4.0% excise tax.  We intend to continue to make timely distributions sufficient to satisfy the annual distribution requirements. It is possible, however, that we, from time to time, may not have sufficient cash or liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of such income and deduction of such expenses in arriving at our taxable income, or if the amount of nondeductible expenses such as principal amortization or capital expenditures exceeds the amount of noncash deductions. In the event that such timing differences occur, in order to meet the distribution requirements, we may arrange for short-term, or possibly long-term, borrowing to permit the payment of required dividends.  If the amount of nondeductible expenses exceeds noncash deductions, we may refinance our indebtedness to reduce principal payments and may borrow funds for capital expenditures.  In certain circumstances, we may be able to rectify a failure to meet the distribution requirement for a year by paying "deficiency dividends" to stockholders in a later year that may be included in our deduction for dividends paid for the earlier year.  Thus, we may avoid being taxed on amounts distributed as deficiency dividends; however, we will be required to pay interest to the IRS based upon the amount of any deduction taken for deficiency dividends.  While the payment of a deficiency dividend will apply to a prior year for purposes of our REIT distribution requirements, it will be treated as an additional distribution to our stockholders in the year such dividend is paid.

Failure to Qualify

If we fail to qualify for taxation as a REIT in any taxable year and no relief provisions apply, we will be subject to tax (including any applicable alternative minimum tax) on our taxable income at regular corporate rates. Distributions to stockholders in any year in which we fail to qualify will not be deductible by us, nor will such distributions be required to be made. In such event, the distributions would be subject to tax to the stockholders as described under "Federal Income Tax Considerations for Holders of Our Capital Stock".  Unless entitled to relief under specific statutory provisions, we will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.  It is not possible to state whether in all circumstances we would be entitled to such statutory relief.

Further, if we fail to satisfy one or more REIT qualification requirements, other than the income or asset tests (for which limited relief provisions are described above under "—Income Tests" and "—Asset Tests"), we could avoid losing our qualification as a REIT provided such violations are due to reasonable cause and not due to willful neglect, and provided further that we pay a penalty of $50,000 for each such failure.

Tax Aspects of Our Operating Through Partnerships and the Limited Liability Companies

General. Some of our investments are held indirectly through partnerships and limited liability companies that we believe are and will continue to be treated as partnerships or disregarded entities for federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for federal income tax purposes are "pass-through" entities which are not required to pay federal income tax.  Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company.  We will include in our income our share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of our REIT taxable income, and the REIT distribution requirements.  Moreover, for purposes of the asset tests, we will include our pro rata share of assets held by these partnerships and limited liability companies, based on our interests in each such entity.

Entity Classification. Our interests in the partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as disregarded entities or partnerships.  For example, an entity that would otherwise be treated as a partnership for federal income tax purposes may nonetheless be taxable as a corporation if it is a "publicly traded partnership" and certain other requirements are met.  A partnership or limited liability company would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury Regulations.  Interests in a partnership are not treated as readily tradable on a secondary market, or the substantial equivalent thereof, if all interests in the partnership were issued in one or more transactions that were not required to be registered under the Securities Act, and the partnership does not have more than 100 partners at any time during the taxable year of the partnership, taking into account certain ownership attribution and anti-avoidance rules (the "100 Partner Safe Harbor").  If any of our partnerships and limited liability companies do not qualify for the 100 Partner Safe Harbor, the interests in such partnerships and limited liability companies would nonetheless be viewed as not readily tradable on a secondary market or the substantial equivalent thereof if the sum of the percentage interests in capital or profits transferred during any taxable year does not exceed 2.0% of the total interests in any such partnership's or limited liability company's capital or profits, subject to certain exceptions.  We believe our partnerships and limited liability companies will be classified as partnerships or disregarded entities for federal income tax purposes, and we do not anticipate that any of them will be treated as a publicly traded partnership that is taxable as a corporation.  If any of our partnerships or limited liability companies were to be treated as a publicly traded partnership, it would be taxable as a corporation unless it qualified for the statutory "90.0% qualifying income exception."  Under that exception, a publicly traded partnership is not subject to corporate-level tax if 90.0% or more of its gross income consists of dividends, interest, "rents from real property" (as that term is defined for purposes of the rules applicable to REITs, with certain modifications), gain from the sale or other disposition of real property, and certain other types of qualifying income.  However, if any such entity did not qualify for this exception or was otherwise taxable as a corporation, it would be required to pay an entity-level tax on its income.  In this situation, the character of our assets and items of gross income would change and could prevent us from satisfying the REIT asset tests and possibly the REIT income tests.  This, in turn, could prevent us from qualifying as a REIT.  See "—Failure to Qualify" for a discussion of the effect of our failure to meet these tests.  In addition, a change in the tax status of any of our partnerships or limited liability companies might be treated as a taxable event.  If so, we might incur a tax liability without any related cash payment.

Allocations of Income, Gain, Loss and Deduction. A partnership agreement will generally determine the allocation of income and loss among partners.  These allocations, however, will be disregarded for tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the Treasury Regulations thereunder.  Generally, Section 704(b) of the Code and the Treasury Regulations thereunder require that partnership allocations respect the economic arrangement of the partners.  If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership.  This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item.

Tax Allocations With Respect to the Properties. Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership, must be allocated in a manner so that the contributing partner is charged with the unrealized gain or benefits from the unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time.  These allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.  Treasury Regulations issued under Section 704(c) of the Code provide partnerships with a choice of several methods of accounting for book-tax differences.  Depending on the method we choose in connection with any particular contribution of a property by us to a partnership or limited liability company, the carryover basis of each of the contributed interests in the properties in the hands of such partnership or limited liability company (1) could cause us to be allocated lower amounts of depreciation deductions for tax purposes than would be allocated to us if any of the contributed properties were to have a tax basis equal to its respective fair market value at the time of the contribution and (2) could cause us to be allocated taxable gain in the event of a sale of such contributed interests or properties in excess of the economic or book income allocated to us as a result of such sale, with a corresponding benefit to the other partners in our partnerships.  An allocation described in clause (2) above might cause us or the other partners to recognize taxable income in excess of cash proceeds in the event of a sale or other disposition of property, which might adversely affect our ability to comply with the REIT distribution requirements. See "—Requirements for Qualification as a REIT" and "—Annual Distribution Requirements."  Property acquired by a partnership or limited liability company in which we hold an interest in a taxable transaction will initially have a tax basis equal to its fair market value, and Section 704(c) of the Code generally will not apply.

Tax Liabilities and Attributes Inherited from Other Entities. From time to time, we may acquire "C" corporations in transactions in which the basis of the corporations' assets in our hands is determined by reference to the basis of the assets in the hands of the acquired corporations, or carry-over basis transactions.  In the case of assets we acquire from a "C" corporation in a carry-over basis transaction, if we dispose of any such asset in a taxable transaction (including by deed in lieu of foreclosure) during the ten year period beginning on the date of the carry-over basis transaction, then we will be required to pay tax at the highest regular corporate tax rate on the gain recognized to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted tax basis in the asset, in each case determined as of the date of the carry-over basis transaction.  The foregoing result with respect to the recognition of gain assumes that the "C" corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the "C" corporation.  Any taxes we pay as a result of such gain would reduce the amount available for distribution to our stockholders.

Our tax basis in the assets we acquire in a carry-over basis transaction may be lower than the assets' fair market values at the time of such acquisition.  This lower tax basis could cause us to have lower depreciation deductions and more gain on a subsequent sale of the assets, and to have a correspondingly larger required distribution of income or gain to our stockholders, than would be the case if we had directly purchased the assets in a taxable transaction.  In addition, in such a carry-over basis transaction, we will succeed to any tax liabilities and earnings and profits of the acquired "C" corporation.  If we qualify as a REIT, we must distribute any such earnings and profits by the close of the taxable year in which such transaction occurs. Any adjustments to the acquired corporation's income for taxable years ending on or before the date of the transaction, including as a result of an examination of the corporation's tax returns by the IRS, could affect the calculation of the corporation's earnings and profits.  If the IRS were to determine that we acquired earnings and profits from a corporation that we failed to distribute prior to the end of the taxable year in which the carry-over basis transaction occurred, we could avoid disqualification as a REIT by using "deficiency dividend" procedures.  Under these procedures, we generally would be required to distribute any such earnings and profits to our stockholders as a dividend within 90 days of the determination and pay a statutory interest charge at a specified rate to the IRS.

Federal Income Tax Considerations for Holders of Our Capital Stock

The following is a summary of the material federal income tax consequences to you of purchasing, owning and disposing of our capital stock.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as: banks, thrift institutions and certain other financial institutions; "S" corporations; real estate investment trusts; regulated investment companies; insurance companies; brokers and dealers in securities or currencies; certain securities traders; tax-exempt investors (except to the limited extent discussed in "—Taxation of Tax-Exempt Stockholders" below); partnerships, pass through-entities and persons holding our capital stock through a partnership or other pass-through entity; holders subject to the alternative minimum tax; holders who receive capital stock through the exercise of employee stock options or otherwise as compensation; individual retirement accounts; certain tax-deferred accounts; persons holding our capital stock as part of a hedge, straddle, conversion, integrated or other risk reduction or constructive sale transaction; U.S. expatriates; U.S. persons (as defined below) whose functional currency is not the U.S. dollar; and foreign investors (except to the limited extent discussed in "—Taxation of Non-U.S. Stockholders" below).  Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor's situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities.  Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A "U.S. person" generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

• a citizen or resident of the United States;
• a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;
• an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
• a trust subject to the supervision of a court within the United States and the control of a United States person.

A "Non‑U.S. holder" is a beneficial owner of our securities that is not a U.S. person.

Taxation of Taxable U.S. Stockholders. As long as we qualify as a REIT, distributions made to our taxable U.S. stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends or retained capital gains) will be taken into account by them as ordinary income, and corporate stockholders will not be eligible for the dividends received deduction as to such amounts.  We will provide our stockholders with information necessary for the preparation of their federal tax returns within 75 days of our fiscal year end. In the case of individual stockholders, such distributions, if designated by the REIT in a written notice mailed not later than 60 days after the close of its taxable year, may qualify (provided holding period and certain other requirements are met) as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 20.0% to the extent that the REIT receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations.  A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  The total amount that can be designated as qualified dividend income by the REIT generally cannot exceed the sum of (i) the REIT's qualified dividend income for the tax year, (ii) the amount of its REIT taxable income and income taxed under the Code section 337(d) regulations, minus the tax on these items, for the prior year and (iii) the amount of any earnings and profits that were distributed by the REIT for the tax year and accumulated in a tax year during which the REIT was not subject to the REIT rules.

Distributions in excess of current and accumulated earnings and profits will not be taxable to a stockholder to the extent that they do not exceed the adjusted basis of such stockholder's common stock, but rather will reduce the adjusted basis of such shares as a return of capital.  To the extent that such distributions exceed the adjusted basis of a stockholder's common stock, they will be included in income as long‑term capital gain (or short‑term capital gain if the shares have been held for one year or less), assuming the shares are a capital asset in the hands of the stockholder. In addition, any dividend declared by us in October, November or December of any year payable to a stockholder of record on a specific date in any such month shall be treated as both paid by us and received by the stockholder on December 31 of such year, provided that the dividend is actually paid by us during January of the following calendar year.  For purposes of determining what portion of a distribution is attributable to current or accumulated earnings and profits, earnings and profits will first be allocated to distributions made to holders of the shares of preferred stock. Stockholders may not include in their individual income tax returns any net operating losses or capital losses of ours.

In general, any gain or loss realized upon a taxable disposition of shares by a stockholder who is not a dealer in securities will be treated as a long‑term capital gain or loss if the shares have been held for more than one year, otherwise as short‑term capital gain or loss.  However, any loss upon a sale or exchange of common stock by a stockholder who has held such shares for six months or less (after applying certain holding period rules) generally will be treated as long‑term capital loss to the extent of distributions from us required to be treated by such stockholder as long‑term capital gain.

Distributions that we properly designate as capital gain dividends will be taxable to stockholders as gains (to the extent that they do not exceed our actual net capital gain for the taxable year) from the sale or disposition of a capital asset held for greater than one year. If we designate any portion of a dividend as a capital gain dividend, a U.S. stockholder will receive an IRS Form 1099‑DIV indicating the amount that will be taxable to the stockholder as capital gain.  However, stockholders that are corporations may be required to treat up to 20.0% of certain capital gain dividends as ordinary income.  A portion of capital gain dividends received by noncorporate taxpayers may be subject to tax at a 25.0% rate to the extent attributable to certain gains realized on the sale of real property.  In addition, noncorporate taxpayers are generally taxed at a maximum rate of 20.0% on net long‑term capital gain (generally, the excess of net long‑term capital gain over net short‑term capital loss) attributable to gains realized on the sale of property held for greater than one year.

Distributions we make and gain arising from the sale or exchange by a stockholder of shares of our stock will not be treated as passive activity income, and, as a result, stockholders generally will not be able to apply any "passive losses" against such income or gain.  Distributions we make (to the extent they do not constitute a return of capital) generally will be treated as investment income for purposes of computing the investment interest limitation. Gain arising from the sale or other disposition of our stock (or distributions treated as such) will not be treated as investment income under certain circumstances.

Upon any taxable sale or other disposition of our common stock, a U.S. stockholder will recognize gain or loss for Federal income tax purposes on the disposition of our stock in an amount equal to the difference between:

• the amount of cash and the fair market value of any property received on such disposition; and

• the U.S. stockholder's adjusted basis in such stock for tax purposes.

Gain or loss will be capital gain or loss if the common stock has been held by the U.S. stockholder as a capital asset. The applicable tax rate will depend on the stockholder's holding period in the asset (generally, if an asset has been held for more than one year it will produce long‑term capital gain) and the stockholder's tax bracket.  A U.S. stockholder who is an individual or an estate or trust and who has long‑term capital gain or loss will be subject to a maximum capital gain rate of 20.0%.  However, to the extent that the capital gain realized by a non‑corporate stockholder on the sale of REIT stock corresponds to the REIT's "unrecaptured Section 1250 gain," such gain may be subject to tax at a rate of 25.0%.  Stockholders are advised to consult with their own tax advisors with respect to their capital gain tax liability.

Taxation of Tax‑Exempt Stockholders. Provided that a tax‑exempt stockholder has not held our common stock as "debt financed property" within the meaning of the Code, the dividend income from us will not be unrelated business taxable income, referred to as UBTI, to a tax‑exempt stockholder.  Similarly, income from the sale of common stock will not constitute UBTI unless the tax‑exempt stockholder has held its stock as debt financed property within the meaning of the Internal Revenue Code or has used the common stock in a trade or business. However, for a tax‑exempt stockholder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust, or qualified group legal services plan exempt from Federal income taxation under Code sections 501(c)(7), (c)(9), (c)(17) and (c)(20), respectively, or a single parent title‑holding corporation exempt under Code section 501(c)(2) the income of which is payable to any of the aforementioned tax‑exempt organizations, income from an investment in our securities will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code.  These tax exempt stockholders should consult their own tax advisors concerning these "set aside" and reserve requirements.

A "qualified trust" (defined to be any trust described in Code section 401(a) and exempt from tax under Code section 501(a)) that holds more than 10.0% of the value of the shares of a REIT may be required, under certain circumstances, to treat a portion of distributions from the REIT as UBTI.  This requirement will apply for a taxable year only if (i) the REIT satisfies the requirement that not more than 50.0% of the value of its shares be held by five or fewer individuals (the "five or fewer requirement") only by relying on a special "look‑through" rule under which shares held by qualified trust stockholders are treated as held by the beneficiaries of such trusts in proportion to their actuarial interests therein; and (ii) the REIT is "predominantly held" by qualified trusts.  A REIT is "predominantly held" by qualified trusts if either (i) a single qualified trust holds more than 25.0% of the value of the REIT shares, or (ii) one or more qualified trusts, each owning more than 10.0% of the value of the REIT shares, hold in the aggregate more than 50.0% of the value of the REIT shares. If the foregoing requirements are met, the percentage of any REIT dividend treated as UBTI to a qualified trust that owns more than 10.0% of the value of the REIT shares is equal to the ratio of (i) the UBTI earned by the REIT (computed as if the REIT were a qualified trust and therefore subject to tax on its UBTI) to (ii) the total gross income (less certain associated expenses) of the REIT for the year in which the dividends are paid.  A de minimis exception applies where the ratio set forth in the preceding sentence is less than 5.0% for any year.

The provisions requiring qualified trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is able to satisfy the five or fewer requirement without relying on the "look‑through" rule.

Taxation of Non‑U.S. Stockholders. The rules governing U.S. Federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign stockholders (collectively, "Non‑U.S. stockholders") are complex, and no attempt will be made herein to provide more than a limited summary of such rules. The discussion does not consider any specific facts or circumstances that may apply to a particular Non‑U.S. stockholder.  Prospective Non‑U.S. stockholders should consult with their own tax advisors to determine the impact of U.S. Federal, state and local income tax laws with regard to an investment in our common stock, including any reporting requirements.

Distributions that are not attributable to gain from sales or exchanges by us of U.S. real property interests and not designated by us as capital gain dividends or retained capital gains will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits.  Such distributions ordinarily will be subject to a withholding tax equal to 30.0% of the gross amount of the distribution. If a Non‑U.S. stockholder qualifies for benefits under an applicable income tax treaty, the 30.0% U.S. federal income tax withholding rate on dividend distributions to such stockholder may be reduced significantly.  However, if income from the investment in our stock is treated as effectively connected with the Non‑U.S. stockholder's conduct of a U.S. trade or business, the Non‑U.S. stockholder generally will be subject to a tax at graduated rates in the same manner as U.S. stockholders are taxed with respect to such dividends (and may also be subject to a branch profits tax of up to 30.0% if the stockholder is a foreign corporation).  We expect to withhold U.S. income tax at the rate of 30.0% on the gross amount of any dividends paid to a Non‑U.S. stockholder that are not designated as capital gain dividends, unless (i) a lower treaty rate applies and the Non‑U.S. stockholder files an IRS Form W‑8BEN evidencing eligibility for that reduced rate is filed with us or (ii) the Non‑U.S. stockholder files an IRS Form W‑8ECI with us claiming that the distribution is income treated as effectively connected to a U.S. trade or business.

A non‑U.S. stockholder will not incur tax on a distribution in excess of our current and accumulated earnings and profits if the excess portion of the distribution does not exceed the adjusted basis of its stock. Instead, the excess portion of the distribution will reduce the adjusted basis of that stock.  A non‑U.S. stockholder will be subject to tax on a distribution that exceeds both our current and accumulated earnings and profits and the adjusted basis of its stock, if the non‑U.S. stockholder otherwise would be subject to tax on gain from the sale or disposition of its stock, as described below. Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend.  However, a non‑U.S. stockholder may obtain a refund of amounts that we withhold if we later determine that a distribution in fact exceeded our current and accumulated earnings and profits.

Additional withholding regulations may require us to withhold 15.0% of any distribution that exceeds our current and accumulated earnings and profits.  Consequently, although we intend to withhold at a rate of 30.0% on the entire amount of any distribution, to the extent that we do not do so, we will withhold at a rate of 15.0% on any portion of a distribution not subject to withholding at a rate of 30.0%.

Except as discussed below with respect to 10.0% or less holders or regularly traded classes of stock, for any year in which we qualify as a REIT, a non‑U.S. stockholder will incur tax on distributions by us that are attributable to gain from our sale or exchange of USRPIs under special provisions of the United States federal income tax laws known as the Foreign Investment in Real Property Act, or "FIRPTA."  The term USRPIs includes interests in real property and shares in corporations at least 50.0% of whose assets consist of interests in U.S. real property. Under those rules, a non‑U.S. stockholder is taxed on distributions by us attributable to gain from sales of USRPIs as if the gain were effectively connected with a United States trade or business of the non‑U.S. stockholder.  A non‑U.S. stockholder thus would be taxed on such a distribution at the normal capital gain rates applicable to U.S. stockholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual.  A non‑U.S. corporate stockholder not entitled to treaty relief or exemption also may be subject to the 30.0% branch profits tax on such a distribution.  We must withhold 35.0% of any distribution that we could designate as a capital gain dividend. A non‑U.S. stockholder may receive a credit against its tax liability for the amount we withhold.  However, FIRPTA and the 35.0% withholding tax will not apply to any capital gain dividend with respect to any class of our stock which is regularly traded on an established securities market located in the United States if the recipient non‑U.S. stockholder did not own more than 10.0% of such class of stock at any time during the one year period ending on the date of distribution.  Instead, any capital gain dividend will be treated as an ordinary distribution subject to the rules discussed above, which generally impose a 30.0% withholding tax (unless reduced by a treaty).  Also, the branch profits tax will not apply to such a distribution.

A non‑U.S. stockholder generally will not incur tax under FIRPTA with respect to gain on a sale of our common stock as long as at all times during the testing period non‑U.S. persons hold, directly or indirectly, less than 50.0% in value of our stock.  We cannot assure you that that test will be met, but, if such test is satisfied, the sale of our stock will not be subject to tax under FIRPTA, regardless of the percentage owned by such holder and whether our stock is regularly traded on an established securities market.  Even if we meet this test, pursuant to "wash sale" rules under FIRPTA, a non‑U.S. stockholder may incur tax under FIRPTA to the extent such stockholder disposes of stock within a certain period prior to a capital gain distribution and directly or indirectly (including through certain affiliates) reacquires stock within certain prescribed periods.  However, a non‑U.S. stockholder will not incur tax under FIRPTA on a disposition of the shares of our common or preferred stock if: (i) such non‑U.S. stockholder owned, actually or constructively, at all times during a specified testing period, 10.0% or less of the total fair market value of a class of our stock that is "regularly traded" on an established securities market; (ii) such non‑U.S. stockholder owned shares of a class of our stock that is not publicly traded on an established securities market if the fair market value of the shares acquired by such non‑U.S. stockholder on the date of acquisition did not exceed 10.0% of the regularly traded class of stock with the lowest fair market value; or (iii) such non‑U.S. stockholder owned shares of a class of our stock that is convertible into a class of our stock that is regularly traded if the fair market value of the shares acquired by such non‑U.S. stockholder on the date of acquisition did not exceed 10.0% of the total fair market value of the regularly traded class of stock that such shares are convertible into. If our common stock is listed, then for as long as it is regularly traded on an established securities market, a non‑U.S. stockholder should not incur tax under FIRPTA with respect to gain on a sale of our common stock if it owns, actually or constructively, 10.0% or less of our common stock. If the gain on the sale of our stock were taxed under FIRPTA, a non‑U.S. stockholder would be taxed on that gain in the same manner as U.S. stockholders subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. Furthermore, a non‑U.S. stockholder generally will incur tax on gain not subject to FIRPTA if:

• the gain is effectively connected with the non‑U.S. stockholder's United States trade or business, in which case the non‑U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain; or

• the non‑U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, in which case the non‑U.S. stockholder will incur a 30.0% tax on his or her capital gains derived from sources within the United States.

Under the PATH Act, REIT stock held by certain qualified collective investment entities will not be treated as a USRPI subject to FIRPTA.  In addition, the PATH Act exempts certain foreign retirement and pension funds from FIRPTA.

State and Local Taxes

We and our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we or they transact business or reside (although U.S. stockholders who are individuals generally should not be required to file state income tax returns outside of their state of residence with respect to our operations and distributions).  The state and local tax treatment of us and our stockholders may not conform to the Federal income tax consequences discussed above.  Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in our common stock.

Information Reporting and Backup Withholding

Applicable Treasury Regulations provide presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor.  Because the application of these Treasury Regulations varies depending on the stockholder's particular circumstances, you are advised to consult your tax advisor regarding the information reporting requirements applicable to you.

U.S. Holders. A U.S. holder may be subject to information reporting and backup withholding when such holder receives payments on our stock or proceeds from the sale or other taxable disposition of our stock. Certain U.S. holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and such holder:

•	fails to furnish the holder's taxpayer identification number, which for an individual is ordinarily his or her social security number;

•	furnishes an incorrect taxpayer identification number;

•	is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or

•
fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Non-U.S. Holders. Payments of dividends on our stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN or W-8BEN-E (or other applicable successor form) or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on our stock paid to the non-U.S. holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of our stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption.  Proceeds of a disposition of our stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting. of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the non-U.S. holder resides or is established. Withholding is not an additional tax.  Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional Considerations

Medicare Tax.  A 3.8 percent tax will generally be imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, "net investment income" will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Accounts. Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or "FATCA") on certain types of payments made to "foreign financial institutions" (as specially defined in the Code) and certain other non-U.S. entities (including payments to U.S. holders who hold shares of our capital stock through such a foreign financial institution or non-U.S. entity), a 30.0% withholding tax may be imposed on dividends on, and gross proceeds from the sale or other disposition of, our capital stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any "substantial United States owners" (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules.  If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain "specified United States persons" or "United States-owned foreign entities" (each as defined in the Code), annually report certain information about such accounts, and withhold 30.0% on certain payments to non-compliant foreign financial institutions and certain other account holders.  Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.  Under the applicable Treasury Regulations and IRS guidance, withholding under FATCA generally applies to payments of dividends, and will apply to payments of gross proceeds from a sale or other disposition of capital stock on or after January 1, 2017.  Because we may not know the extent to which a distribution is a dividend for U.S. federal income tax purposes at the time it is made, for purposes of the FATCA withholding we may treat the entire distribution as a dividend.  Prospective investors should consult their tax advisors regarding these withholding provisions.

DESCRIPTION OF SECURITIES
The following description is based on relevant portions of the MGCL and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our Charter and Bylaws for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 100,000,000 shares of stock, par value $0.0001 per share, 80,000,000 which are initially designated as common stock, and 20,000,000 of which are initially designated as preferred stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. We use a fiscal year‑end of June 30. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. As of June 30, 2016, our common stock is the only class of our securities outstanding:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under Column (3)
Common stock	80,000,000	—	4,057,332.64

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time in limited circumstances. Stockholders cannot be required to contribute additional capital.

Common Stock
All Shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws, by contract or by our Charter. In the event of our liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share is entitled to one vote exclusively on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. The majority of the outstanding Shares may, without needing the concurrence of any Sponsor (i) amend the voting rights described in the Bylaws; (ii) dissolve MRC; and (iii) approve or disapprove the sale of all or substantially all of our assets, when such sale is to be made other than in the ordinary course of our business. Additionally, a Sponsor may not, without the concurrence of a majority of the Shares (x) amend the voting rights as described in the Bylaws; (y) sell all or substantially all of our assets, when such sale is to be made other than in the course of our ordinary business; and (z) cause the merger or other reorganization of the business. A Sponsor may not vote on or consent to matters submitted to the stockholder regarding any transaction between us and such Sponsor. When determining the existence of the requisite percentage of shares needed to approve a matter on which a Sponsor may not vote or consent, any Shares held by such Sponsor may not be included. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Shares can elect all of our directors, and holders of less than a majority of such Shares will be unable to elect any director.
Preferred Stock
Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which such person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer who is made a party to the proceeding by reason of his or her service in that capacity, and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit us, with the approval of the Board of Directors or a duly authorized committee thereof, to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, any director indemnification or agreement to hold harmless will only be provided if all of the following conditions are met: (i) the indemnitee has determined, in good faith, that the course of conduct causing the loss or liability was in our best interests; (ii) the indemnitee was acting on behalf of or performing services for us; (iii) such liability of loss was not the result of any negligence or misconduct by the Board of Directors, excluding Independent Directors, or gross negligence or willful misconduct by the Independent Directors; (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from stockholders. The advancement or reimbursement of funds to a director for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (a) the legal action related to acts or omissions with respect to the performance of duties or services on our behalf; (b) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; (c) the indemnitee provides the Company with written affirmation of the indemnitee's good faith belief that the indemnitee has met the standard of conduct necessary for indemnification by the Company; and (d) the indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (y) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (z) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the MGCL and Our Charter and Bylaws

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Election of Directors
Our Charter and Bylaws provide that the affirmative vote of the holders of a plurality of the outstanding Shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our Charter our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors may be increased or decreased from time to time pursuant to the Bylaws by the affirmative vote of at least 80.0% of the members then serving on the Board of Directors; provided, however, that such number shall not be more than five. Our Charter provides that, at the time we have at least three Independent Directors and our common stock was registered under the 1934 Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our Charter provides that a director may be removed with or without cause and then only by the affirmative vote of not less than a majority of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the Charter provides for stockholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder‑requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who was a stockholder of record both at the time of giving notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by the Board of Directors or (z) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice by the stockholder and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors, a majority of the independent directors, and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of MRC upon the written request of stockholders entitled to cast not less than 10.0% of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two‑thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, any proposal for our conversion, whether by Charter amendment, merger or otherwise, from a closed‑end company to an open‑end company and any amendment to our Charter to make our common stock a redeemable security requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by two‑thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The "continuing directors" are defined in our Charter as (i) our current directors, (ii) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.
Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors will determine such rights apply.
Control Share Acquisitions
The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two‑thirds of the votes entitled to be cast on the matter (the "Control Share Act"). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one‑tenth or more but less than one‑third;
•	one‑third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under the MBCA, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10.0% or more of the voting power of the corporation's outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two‑year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board. After the five‑year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two‑thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super‑majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the MBCA, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the MBCA only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the MBCA does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our Bylaws to be subject to such Act) and the MBCA, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
SHARES ELIGIBLE FOR FUTURE SALE
We had 4,057,332.64 Shares outstanding at June 30, 2016. All of the Shares outstanding prior to the first closing of this offering are "restricted" securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.
No assurance can be given as to (i) the likelihood that an active market for our Shares will develop; (ii) the liquidity of any such market; (iii) the ability of our stockholders to sell our securities; or (iv) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.
SHARE REPURCHASE PROGRAM
We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Stockholders should thus not expect to be able to sell their Shares promptly or at a desired price. A Sponsor or any person selling Shares on our behalf may not complete a sale of Shares to a stockholder until at least five business days after such stockholder receives a final prospectus. Further, each stockholder must be sent a confirmation of his or her purchase of Shares. No stockholder will have the right to require us to repurchase his or her Shares or any portion thereof. Because no public market will exist for our Shares, and we are uncertain when any might develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our Share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other eligible investors.

We intend to offer to repurchase Shares quarterly on such terms as may be determined by our Board of Directors in its discretion unless, in the judgment of the Independent Directors of our Board of Directors, such repurchases would not be in our best interests or would violate applicable law.  We first offered to repurchase Shares under this program in December 2015 and have made similar offers in each quarter since.  Through the date hereof, we have purchased 100% of all Shares tendered by Shareholders for $9 per Share.  We have repurchased a total of  169,607.49 Shares in this program.  The number of Shares repurchased in each offer was greater than the proceeds from the DRIP, but the Board of Directors chose to increase the number of Shares offered to be purchased in each such quarter in order to purchase all Shares tendered.  There can be no assurance that the Board would make the same decision in any subsequent offer.
Under the MGCL §2‑311(a), a Maryland corporation generally may not make a dividend to stockholders, including pursuant to our repurchase program, if, after giving effect to the dividend, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the charter provides otherwise, preferential amounts payable on dissolution with respect to senior stock. We anticipate conducting such repurchase offers in accordance with the requirements of 1934 Act Rule 13e‑4 and the 1940 Act. In months in which we repurchase Shares, we expect to conduct repurchases on the same date that we hold our periodic closing of the sale of Shares in this offering. An offer to repurchase Shares will be conducted solely through tender offer materials and is not being made through this prospectus.
The Board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase Shares and under what terms:
•	the effect of such repurchases on our qualification as a REIT;
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.
We currently intend to limit the number of Shares we will repurchase during any calendar year to the number of Shares we could otherwise repurchase with dividends that would be used to buy our common stock under our DRIP. This means that if we had dividends in the amount of $1 million in a calendar year and those dividends would be made in the form of our Shares at $10 per share (meaning 100,000 Shares would be distributed under the DRIP), then we would not repurchase more than 100,000 Shares in that calendar year.
At the discretion of our Board of Directors, we may also use cash on hand, cash available from any borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase Shares. In addition, we do not expect to repurchase Shares in any calendar year in excess of 5.0% of the weighted average number of Shares outstanding in the prior calendar year. We further anticipate that we will offer to repurchase such Shares on each date of repurchase at a price equal to 90.0% of the most recent offering price per Share for the first 2 years following the close of the Offering, 92.5% for the third year, 95% for the fourth year, 97.5% for the fifth year, and 100% of the most recent offering price thereafter.
If you wish to tender your Shares to be repurchased you must either tender at least 25.0% of the Shares you purchased in the offering or all of the Shares that you own. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $1,000 worth of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro‑rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased unless you select the "All or None" option, in which case you would be deemed to have withdrawn your tender if you could not sell all your Shares. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.
The Board of Directors will require that we repurchase Shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your Shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of Shares from our stockholders.

When the Board of Directors determines that we will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.
Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which Shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.
In order to submit Shares to be tendered, stockholders will be required to complete an Assignment Form, which will be included in the materials sent to our stockholders, as well as any other documents required by the Assignment Form. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If Shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 60 days following the commencement of the tender offer. We intend to offer an "All or None" option which would provide you with the ability to automatically withdraw your tender if the repurchase offer would result in an pro rata purchase of your Shares, such that you would only sell your Shares if you could sell all of them.
We will not repurchase Shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction. In the event that MCM Advisers, MacKenzie Capital Management or any of their Affiliates holds Shares in the capacity of a stockholder, any such Affiliates may tender Shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder.
The SEC has granted exemptive relief from Rule 102 of 1934 Act Regulation M to certain business development companies such as us that allows us to conduct repurchases as noted above. However, to the extent such relief were withdrawn, we would instead make repurchases under the Share repurchase program at prices equal to the current NAV of our common shares, which would not require exemptive relief from the SEC. If we modify any of the material terms of our proposed Share repurchase program, including the price at which we would offer to make repurchases, we will reflect such revisions in a sticker supplement to the prospectus.
ARRANGEMENTS WITH DEALER MANAGER AND SELECTED BROKER‑DEALERS
We have entered a Marketing Services Agreement with Arete to act as our dealer manager for this offering. Arete may be an underwriter within the meaning of the Securities Act in connection with its activities in this offering. Arete has no commitment to purchase any Shares and will act as an agent in obtaining indications of interest in our common stock from certain investors, as well as manage the offering process with other broker‑dealers and sell directly to persons purchasing through advisory accounts. Arete will receive a Dealer Manager Fee of up to 1.9% of the gross offering proceeds as compensation for acting as the dealer manager, a portion of which fee may be waived or reallowed to Selling Agents by Arete when wholesaling fees are not incurred. Arete will retain a portion of this amount and will pay the balance to its wholesalers. When Arete sells to persons buying Shares in an investment advisory account, Arete will receive the 1.9% Dealer Manager Fee in lieu of all commissions.

Except as provided below, Selling Agents will receive selling commissions of 7.0% of the gross proceeds of Shares sold in the offering, and we may pay them a 1.1% Marketing Support Fee. If commissions, Marketing Support Fees and the Dealer Manager Fee total less than 10.0% of the price per Share, we may (i) reimburse Selling Agents for direct bona fide accountable due diligence or marketing expenses up to 0.25% of the offering price, and/or (ii) provide Selling Agents with other non‑cash compensation up to 0.25% of the offering price, but in no event will the total compensation to broker‑dealers exceed 10.0% of the offering price. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Shares. The total compensation paid to broker‑dealers will not exceed 10.0% of the gross proceeds of Shares sold in the offering, and if the offering terminates prior to reaching the maximum offering proceeds, broker‑dealers will immediately refund any amount of compensation in excess of 10.0%.

We will not pay selling commissions or Dealer Manager Fees or the Portfolio Structuring Fee on Shares issued under our DRIP. The amount that would have been paid as selling commissions and Dealer Manager Fees and the Portfolio Structuring Fee if the Shares issued under our DRIP had been sold in this public offering of Shares will be retained and used by us. Therefore, the net proceeds to us for issuances under our DRIP will be greater than the net proceeds to us for sales pursuant to this prospectus.

We have agreed to indemnify the participating broker‑dealers, including Arete, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Marketing Services Agreement. The broker‑dealers participating in the offering of Shares are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any Shares will be sold. Any person acting as a broker‑dealer will not be indemnified by us for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; and (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our shares were offered or sold as to indemnification for violations of securities laws.

Our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of Shares will be sold to individuals so designated by management, net of all selling commissions and Dealer Manager Fees, shortly after the commencement of the offering. However, except for certain share ownership restrictions contained in our Charter, there is no limit on the number of Shares that may be sold to such persons. In addition, the selling commission and the Dealer Manager Fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the Dealer Manager Fee payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their Shares purchased as stockholders for investment and not with a view towards distribution.

We are offering volume discounts to investors who purchase more than $250,000 worth of our Shares through the same selected broker‑dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker‑dealer will be reduced. The following table shows the discounted price per Share and the reduced selling commissions payable for volume sales of our Shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)
		Reduced Commission Rate
$1 – $ 250,000	$10.00	7.0%
$250,001 – 500,000	9.90	6.0%
$500,001 – 750,000	9.80	5.0%
$750,001 – 1,000,000	9.70	4.0%
$1,000,001 –1,500,000	9.60	3.0%
$ 1,500,001 and up	9.50	2.0%

(1)	Assumes a $10.00 per Share offering price. Discounts will be adjusted appropriately for changes in the offering price.
We will apply the reduced selling price per Share and selling commissions to the incremental Shares within the indicated range only. Thus, for example, assuming a price per Share of $10.00, a purchase of $500,000 would result in a weighted average purchase price of approximately $9.95 per Share as shown below:

•	$250,000 at $10.00 per Share (total: 25,000 Shares) and a 7.0% commission;

•	$250,000 at $9.90 per Share (total: 25,252.525 Shares) and a 6.0% commission

To qualify for a volume discount as a result of multiple purchases of our Shares you must use the same selected broker‑dealer and you must mark the "Additional Investment" space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the "Additional Investment" space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of Shares through the same selected broker‑dealer.

To the extent purchased through the same selected broker‑dealer, the following persons may combine their purchases as a "single purchaser" for the purpose of qualifying for a volume discount:

•	an individual, his spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint‑stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees' trust, pension, profit‑sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his order combined with others as a "single purchaser," that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only Shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares issued through our DRIP will not count toward the threshold limits listed above that qualify you for the different discount levels. In the ordinary course of business, Arete and/or its affiliates may in the future engage in financial advisory, investment banking and other transactions with us for which customary compensation will be paid.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our cash is held in safekeeping by Summit Bank located at 2969 Broadway, Oakland CA 94611. E*TRADE Securities LLC, located in Harborside Financial Center, 501 Plaza 2, 34 Exchange Place, Jersey City, NJ 07311 serves as custodian for most of our traded securities. US Bank National Association will serve as custodian with respect to our non‑traded assets. ACS Securities Services, Inc. will act as our transfer agent, dividend paying agent, and registrar. The principal business address of our transfer agent is 3988 N. Central Expressway, Dallas, Texas 75204.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell LLP.  Certain matters with respect to Maryland law will be passed on for us by _______________________.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements and related schedule of investments of MacKenzie Realty Capital, Inc. as of June 30, 2015 and 2014, and for each of the three years in the period ended June 30, 2015, included in this prospectus have been so included in reliance on the report of Moss Adams LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N‑2, together with all amendments and related exhibits, under the Securities Act, with respect to our Shares offered by this prospectus. The registration statement contains additional information about us and our Shares being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the 1934 Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. We are also required to provide stockholders with quarterly reports containing the information contained in any quarterly report filed by us with the SEC. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1‑800‑SEC‑0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which is available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, California 94556, by telephone at (925) 631‑9100 or (800) 854‑8357, or on our website at http://www.mackenzierealty.com.

TABLE OF DEFINITIONS

Affiliate
An affiliate of another person includes any of the following:

a. any person directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other person.
b. any person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person.
c. any person directly or indirectly controlling, controlled by, of under common control with such other person.
d. any executive officer, director, trustee or general partner of such other person.
e. any legal entity for which such person acts as an executive officer, director, trustee or general partner.

Bylaws	Our Bylaws, as adopted or amended pursuant to our Charter.
Charter	Our Articles of Incorporation, as may be amended and filed under the MGCL.
Director	Any member of the board of directors of MRC.
Independent Director
A Director who is not an "interested person" of MacKenzie Realty Capital, Inc. as defined in 1940 Act §2(a)(19). An "interested person" is defined in relevant parts in Section 2(a)(19) as:

"Interested person" of another person means‑‑
a. when used with respect to an investment company—
i. any affiliated person of such company,
ii. any member of the immediate family of any natural person who is an affiliated person of such company,
iii. any interested person of any investment adviser of or principal underwriter for such company,
iv. any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of such company has acted as legal counsel for such company,
v. any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6‑month period preceding the date of the determination of whether that person or affiliated person is an interested person, has executed any portfolio transactions for, engaged in any principal transactions with, or distributed shares for—
I. the investment company;
II. any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or
III. any account over which the investment company's investment adviser has brokerage placement discretion,
vi. any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6‑month period preceding the date of the determination of whether that person or affiliated person is an interested person, has loaned money or other property to‑‑
I. the investment company;
II. any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or
III. any account for which the investment company's investment adviser has borrowing authority,
vii. any natural person whom the SEC by order has determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of such company, a material business or professional relationship with such company or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company:
Provided, that no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso; and
***
For the purposes of this definition, "member of the immediate family" means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships. The SEC may modify or revoke any order issued under clause (vi) of subparagraph (A) or (B) of this paragraph whenever it finds that such order is no longer consistent with the facts. No order issued pursuant to clause (vi) of subparagraph (A) or (B) of this paragraph shall become effective until at least 60 days after the entry thereof, and no such order shall affect the status of any person for the purposes of this title or for any other purpose for any period prior to the effective date of such order.

Legacy Funds
Collectively, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC.

Legacy Portfolio	The portfolio of investments contributed by the eight Legacy Funds on February 28, 2013.
MacKenzie Capital Management, the Manager, or the Administrator	MacKenzie Capital Management, LP.
MCM Advisers, Investment Adviser	MCM Advisers, LP.
MRC, We, Us, Our	MacKenzie Realty Capital, Inc.
NAV	Our net asset value.
Organization and Offering Expenses
All expenses incurred by and to be paid from our assets in connection with and in preparing it for registration and subsequently offering and distributing it to the public, including total selling commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

Index to Financial Statements

Financial Statements for the nine months ended March 31, 2016 (Unaudited)

Financial Statements for the year ended June 30, 2015 and 2014

MacKenzie Realty Capital, Inc.
 Statements of Assets and Liabilities
	March 31, 2016	June 30, 2015
	(Unaudited)
Assets
Investments, at fair value (cost of $25,764,742 and $16,528,720, respectively)	$27,704,020	$18,645,022
Cash and cash equivalents	6,439,951	4,297,086
Accounts receivable	322,777	87,689
Other assets	307,183	188,407
Total assets	$34,773,931	$23,218,204

Liabilities
Accounts payable and accrued liabilities	$30,593	$18,045
Capital pending acceptance	865,210	588,250
Due to related entities	1,038,857	228,803
Deferred tax liability	46,278	44,667
Total liabilities	1,980,938	879,765

Commitments and contingencies (Note 9)

Net assets
Common stock, $0.0001 par value, 80,000,000 shares authorized; 3,357,723.89 and 2,196,612.73 shares issued and outstanding, respectively	336	220
Capital in excess of par value	30,147,921	20,061,251
Accumulated undistributed net investment loss	(910,814)	(1,002,901)
Accumulated undistributed net realized gain	1,616,272	1,163,567
Accumulated undistributed net unrealized gain	1,939,278	2,116,302
Total net assets	32,792,993	22,338,439

Total liabilities and net assets	$34,773,931	$23,218,204

Net asset value per Share	$9.77	$10.17

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
Schedule of Investments
March 31, 2016
 (Unaudited)
Name			Asset Type	Shares/Units	Cost Basis	Total Fair Value	% of Net Assets
Ambase Corporation	(5)		Publicly Traded Company	250,000.00	$424,397	$437,500	1.33
Ashford Hospitality Prime, Inc.	(3)		Publicly Traded Company	54,027.00	795,610	630,495	1.92
Ashford Hospitality Trust, Inc.	(3)		Publicly Traded Company	150,000.00	912,218	957,000	2.92
Bluerock Residential Growth REIT, Inc.			Publicly Traded Company	147,858.61	1,621,715	1,608,702	4.91
CBL & Associates Properties, Inc.	(3)		Publicly Traded Company	54,000.00	646,753	642,600	1.96
Equity Commonwealth	(3	)(5)	Publicly Traded Company	12,150.00	311,114	342,873	1.05
Independence Realty Trust, Inc.	(3)		Publicly Traded Company	72,000.00	542,232	512,640	1.56
Liberty Property Trust	(3)		Publicly Traded Company	14,000.00	474,607	468,440	1.43
New York REIT, Inc.	(3)		Publicly Traded Company	72,000.00	789,642	727,200	2.22
One Liberty Properties, Inc.	(3)		Publicly Traded Company	22,500.00	510,055	504,225	1.54
Sabra Health Care REIT, Inc.	(3)		Publicly Traded Company	26,300.00	538,275	528,367	1.61
TIER REIT, Inc.			Publicly Traded Company	147,649.00	1,921,604	1,984,403	6.05
VEREIT Inc.	(3)		Publicly Traded Company	126,800.00	1,104,741	1,124,716	3.43
Winthrop Realty Trust Shares of Beneficial Interest	(3	)(5)	Publicly Traded Company	38,500.00	556,094	505,505	1.54
Total Publicly Traded Company					11,149,057	10,974,666	33.47

American Realty Capital New York City REIT, Inc.	(4)		Non Traded Company	936.48	16,257	16,257	0.06
FSP Energy Tower	(4	)(5)	Non Traded Company	7.00	294,350	283,546	0.86
FSP Grand Boulevard	(4)		Non Traded Company	7.00	279,104	300,037	0.91
FSP 1441 Main Street	(4)		Non Traded Company	9.00	307,156	324,000	0.99
FSP Satellite Place	(4)		Non Traded Company	5.00	195,035	185,283	0.57
FSP South 10th Street Corp. Liquidating Trust	(4	)(5)	Non Traded Company	0.25	151	140	-
Hines Real Estate Investment Trust, Inc.	(4)		Non Traded Company	2,692.31	13,569	11,442	0.03
InvenTrust Properties Corp.	(4)		Non Traded Company	1,874,956.70	4,449,705	4,649,893	14.18
KBS Real Estate Investment Trust, Inc.	(4)		Non Traded Company	558,534.83	875,002	1,563,898	4.77
Strategic Realty Trust, Inc.	(4)		Non Traded Company	5,245.47	24,406	26,175	0.08
Total Non Traded Company	(1)				6,454,735	7,360,671	22.45

Britannia Preferred Members, LLC	(4	)(5)	LP Interest	150,000.00	1,500,000	1,749,000	5.33
DRV Holding Company, LLC	(4	)(5)	LP Interest	250.00	250,000	353,418	1.08
Inland Land Appreciation Fund II, L.P.	(4	)(5)	LP Interest	210.97	8,667	35,865	0.11
MPF Pacific Gateway - Class B	(2)	(4)(5)	LP Interest	23.20	6,287	7,309	0.02
Rancon Realty Fund IV	(4	)(5)	LP Interest	1,016.00	184,474	184,079	0.56
Redwood Mortgage Investors VIII	(4)		LP Interest	55,872.46	30,092	31,289	0.10
Resource Real Estate Investors 6, L.P.	(4)		LP Interest	35,100.00	173,745	187,785	0.57
Satellite Investment Holdings, LLC - Class A	(4)		LP Interest	22.00	2,200,000	2,200,000	6.71
Secured Income, LP	(4	)(5)	LP Interest	64,177.00	560,403	788,735	2.41
The Weatherly, LTD	(4	)(5)	LP Interest	60.00	672,000	704,936	2.15
The Weatherly Building, LLC	(4	)(5)	LP Interest	17.50	392,000	411,213	1.25
Uniprop Manufactured Housing Income Fund II, LP	(4)		LP Interest	97,823.00	453,916	792,365	2.42
VWC Savannah, LLC	(4	)(5)	LP Interest	8.25	825,000	948,915	2.89
Total LP Interest					7,256,584	8,394,909	25.60

Coastal Realty Business Trust, REEP, Inc. - A	(2)	(4)(5)	Investment Trust	72,320.00	73,555	101,971	0.31
Coastal Realty Business Trust, Series H2- A	(2	)(4)	Investment Trust	47,284.16	184,880	105,444	0.32
Total Investment Trust					258,435	207,415	0.63

BR Cabrillo LLC Promissory Note	(4	)(5)	Note		347,648	468,076	1.43
BR Cabrillo LLC Promissory Note 2	(4	)(5)	Note		166,612	166,612	0.51
BR Cabrillo LLC Promissory Note 3	(4	)(5)	Note		131,671	131,671	0.40
Total Note					645,931	766,359	2.34

Total Investments					$25,764,742	$27,704,020	84.49
(1) Investments primarily in non-traded public REITs or their successors.
(2) Investment in related party. See additional disclosures in note 5.
(3) Non-qualifying assets under Section 55(a) of the 1940 Act. As of March 31, 2016, the total percentage of non-qualifying assets is 19.97%, and as a business development company non-qualifying assets may not exceed 30% of our total assets.
(4) Investments in illiquid securities, or securities that are not traded on a national exchange. As of March 31, 2016, 48.11% of the Fund's total assets are in illiquid securities.
(5) Investments in non-income producing securities, which do not pay a regular distribution from operations. As of March 31, 2016, 21.92% of the Fund's total assets are in non-income producing securities.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
Statements of Operations
 (Unaudited)
	For The Three Months Ended March 31,		For The Nine Months Ended March 31,
	2016	2015	2016	2015
Investment income
Dividend and distribution income	$346,569	$152,119	$1,727,016	$312,341
Interest and other income	32,517	22,183	108,658	46,937
Total investment income	379,086	174,302	1,835,674	359,278

Operating expenses
Base management fee	217,886	135,875	592,398	335,575
Subordinated incentive fee	285,577	-	835,992	-
Administrative cost reimbursements	30,000	30,000	90,000	90,000
Amortization of deferred offering costs	-	-	-	35,402
Professional fees	25,815	16,349	116,599	129,739
Other general and administrative	40,402	29,242	110,010	93,495
Total operating expenses	599,680	211,466	1,744,999	684,211

Net investment income (loss)	(220,594)	(37,164)	90,675	(324,933)

Realized and unrealized gain on investments
Net realized gain	864,576	436,436	2,272,551	758,190
Net unrealized gain (loss)	(309,836)	929,836	(177,025)	1,714,257
Total net realized and unrealized gain on investments	554,740	1,366,272	2,095,526	2,472,447

Income tax benefit (note 2)	-	-	1,412	188,949

Net increase in net assets resulting from operations	$334,146	$1,329,108	$2,187,613	$2,336,463

Net increase in net assets resulting from operations per Share	$0.10	$0.78	$0.77	$1.71

Weighted average common Shares outstanding	3,236,743	1,696,306	2,829,003	1,363,202

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
 Statements of Changes in Net Assets
	For The Nine Months Ended	For The Year Ended
	March 31, 2016	June 30, 2015
	(Unaudited)
Operations
Net investment income (loss)	$90,675	$(363,162)
Net realized gain	2,272,551	1,578,081
Net unrealized gain (loss)	(177,025)	1,803,714
Income tax benefit	1,412	188,949
Net increase in net assets resulting from operations	2,187,613	3,207,582

Dividends
Dividends to stockholders from net realized gain	(1,819,845)	(972,586)

Capital share transactions
Issuance of common stock	12,128,268	12,925,611
Issuance of common stock through reinvestment of dividends	664,218	78,373
Redemption of common stock	(1,136,524)	-
Selling commissions and fees	(1,569,176)	(1,665,330)
Net increase in net assets resulting from capital share transactions	10,086,786	11,338,654

Total increase in net assets	10,454,554	13,573,650

Net assets at beginning of period	22,338,439	8,764,789

Net assets at end of period	$32,792,993	$22,338,439

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
Statements of Cash Flows
 (Unaudited)
	For The Nine Months Ended March 31,
	2016	2015

Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,187,613	$2,336,463
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Proceeds from sale of investments, net	10,208,993	4,405,858
Return of capital	121,447	85,572
Purchase of investments	(17,293,912)	(12,780,374)
Net realized gain on investments	(2,272,551)	(758,190)
Net unrealized loss (gain) on investments	177,025	(1,714,257)
Amortization of deferred offering costs	-	35,402
Changes in assets and liabilities:
Accounts receivable	(235,088)	(56,174)
Other assets	(83,027)	(140,802)
Accounts payable and accrued liabilities	3,559	(17,812)
Income tax payable	-	(153,874)
Due to related entities	810,054	101,014
Deferred tax liability	1,611	(86,575)
Net cash from operating activities	(6,374,276)	(8,743,749)

Cash flows from financing activities:
Proceeds from issuance of common stock	12,128,268	9,178,608
Redemption of common stock	(1,136,524)	-
Dividends to stockholders	(1,155,627)	(675,699)
Payment of selling commissions and fees	(1,595,936)	(1,189,442)
Change in capital pending acceptance	276,960	31,208
Net cash from financing activities	8,517,141	7,344,675

Net increase (decrease) in cash and cash equivalents	2,142,865	(1,399,074)

Cash and cash equivalents at beginning of the period	4,297,086	3,522,751

Cash and cash equivalents at end of the period	$6,439,951	$2,123,677

Non-cash financing activities:
Issuance of common stock through reinvestment of dividends	$664,218	$6,956

Supplemental disclosures:
Taxes paid	$-	$51,000

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
Notes to Financial Statements
March 31, 2016
 (Unaudited)

NOTE 1 – PRINCIPAL BUSINESS AND ORGANIZATION
MacKenzie Realty Capital, Inc. (the "Fund") was incorporated under the general corporation laws of the State of Maryland on January 25, 2012. It is a non-diversified, closed-end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund has elected to be treated as a real estate investment trust ("REIT") as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is authorized to issue 100,000,000 shares, of which (i) 80,000,000 are designated as Common Stock, with a $0.0001 par value per share; and (ii) 20,000,000 are designated as Preferred Stock, with a $0.0001 par value per share.
The Fund filed its initial registration statement on June 1, 2012, with the Securities and Exchange Commission ("SEC") to register the initial public offering of 5,000,000 shares of the Fund's common stock. The initial registration statement was declared effective by the SEC on August 2, 2013, and the offering commenced shortly thereafter. The Fund has filed various post-effective amendments since the SEC granted the initial effectiveness for the purpose of updating the Registration Statement. The most recent post-effective amendment was filed on November 4, 2015, which the SEC declared effective on the same day. The Fund commenced its operations on February 28, 2013, and its fiscal year-end is June 30.
The Fund is externally managed by MacKenzie Capital Management, LP ("MacKenzie") under the administration agreement dated and effective as of February 28, 2013 (the "Administration Agreement"). MacKenzie manages all of the Fund's affairs except for providing investment advice. The Fund is advised by MCM Advisers, LP (the "Adviser") under the advisory agreement dated and effective as of February 28, 2013 (the "Investment Advisory Agreement"). The Investment Advisory Agreement was subsequently amended on August 6, 2014, and renewed on October 23, 2014, and again on October 23, 2015.  The Fund pursues a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be non-traded REITs, small-capitalization publicly traded REITs, public and private real estate limited partnerships, limited liability companies, and tenancies-in-common.
On February 28, 2013, the Fund acquired, under an exchange agreement (the "Contribution Agreement"), a portfolio of investments and cash (the "Legacy Portfolio") from eight private funds collectively referred to as the "Legacy Funds," which are managed by MacKenzie. The assets acquired from the Legacy Funds had a collective fair value of approximately $6.9 million ($6.4 million in investments and $0.5 million in cash) as of February 28, 2013. As consideration for the Fund's acquisition of the Legacy Portfolio, the Fund issued 692,217 shares of the Fund's common stock to the Legacy Funds. In addition, in 2012 prior to the acquisition of the Legacy Portfolio, each of the Legacy Funds and MP Value Fund 8, LLC, a private investment fund managed by MacKenzie,  purchased 4,000 shares of the Fund's common stock at $10 per share in order to provide the Fund with funds to complete this exchange and prepare its initial public offering. As of March 31, 2016, the Fund has raised approximately $34.7 million (inclusive of the $6.9 million initial Legacy Funds capital investment) from the current offering, including proceeds from the dividend reinvestment plan ("DRIP") of approximately $0.7 million.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the Fund's assets and liabilities as of March 31, 2016, and the results of its operations for the three and nine months periods ended March 31, 2016, and 2015, which results are not necessarily indicative of results on an annualized basis. The statement of assets and liabilities as of June 30, 2015, has been derived from audited financial statements. The Fund follows the GAAP financial reporting standards for investment companies. Accordingly, the Fund's investments are recorded at estimated fair value in the statements of assets and liabilities with changes in unrealized gains (losses) in the fair value of such investments included within the Fund's statement of operations.
These unaudited financial statements should be read in conjunction with the audited financial statements for the year ended June 30, 2015, included in the Fund's annual report on Form 10-K filed with the SEC.
There have been no changes in the significant accounting policies from those disclosed in the audited financial statements for the year ended June 30, 2015, other than those expanded upon and described below.
Cash and Cash Equivalents
The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation ("FDIC") up to certain limits. At times the cash balances held in financial institutions by the Fund may exceed these insured limits. Cash and cash equivalents are carried at cost which approximates fair value. There were no cash equivalents held as of March 31, 2016, and June 30, 2015.
Accounts Receivable
Accounts receivable represent dividends, distributions and sales proceeds recognized in accordance with our revenue recognition policy but not yet received as of the date of the financial statements. The amounts are generally fully collectible as they are recognized based on completed transactions. The Fund monitors and adjusts its receivables and those deemed to be uncollectible are written-off only after all reasonable collection efforts are exhausted. Substantially all of the accounts receivable balance outstanding as of March 31, 2016, has been collected as of the issuance date of this financial statements.

Capital Pending Acceptance
The Fund admits new stockholders monthly and subscriptions are effective only upon the Fund's acceptance. Any gross proceeds received from subscriptions which are not accepted as of the period-end are classified as capital pending acceptance in the statements of assets and liabilities. As of March 31, 2016, and June 30, 2015, capital pending acceptance was $865,210 and $588,250, respectively.
Income Taxes and Deferred Tax Liability
Under ASC 740-10-25, the Fund accounts for income taxes using the asset and liability method, under which deferred tax assets and liabilities are recognized for the future tax consequences attributable to the net unrealized investment gains (losses) on existing investments. In estimating future tax consequences, the Fund considers all future events, other than enactments of changes in tax laws or rates. The effect on deferred tax assets and liabilities of a change in tax rates will be recognized as income or expense in the period of enactment.
The Fund has elected to be treated as a REIT for tax purposes under the Code and as a REIT, the Fund is not subject to federal income taxes on amounts that it distributes to the stockholders, provided that, on an annual basis, it distributes at least 90% of its REIT taxable income to the stockholders and meets certain other conditions. To the extent that the Fund satisfies the annual distribution requirement but distributes less than 100% of its taxable income, it is either subject to U.S. federal corporate income tax on its undistributed taxable income or 4% excise tax on catch-up distributions paid in the subsequent year. The Fund is also subject to tax on built-in gains it realizes during the first ten years following REIT election.
The Fund qualified to be taxed as a REIT beginning with the tax year ended December 31, 2014, and made the REIT election in its 2014 tax return. Therefore, the Fund did not record any tax provisions during the three months and nine months ended March 31, 2016. Total dividends paid to the stockholders during tax year ended December 31, 2014, exceeded the REIT taxable income and we believe that dividends paid to the stockholders during tax year ended December 31, 2015, are expected to exceed our REIT taxable income. In addition, during tax year 2016, we intend to pay the requisite amount of dividends to stockholders such that the Fund would not pay any income taxes on its income.
The income tax benefit of $1,412 recorded during the nine months ended March 31, 2016, was the adjustment for the difference between the actual and estimated tax on the built-in gains realized during tax year 2014. The income tax benefit of $188,949 recorded during the nine months ended March 31, 2015, was the reversal of income tax provisions recorded during the period from January 1, 2014, through June 30, 2014, during which the Fund had not qualified to be treated as a REIT. This reversal occurred after the Fund qualified to be treated as a REIT during the quarter ended December 31, 2014.
Prior to the effective date of its REIT election, the Fund had net unrealized built-in gains of $239,595, for which the Fund recorded an estimated tax liability of $95,431 as of December 31, 2013. Accordingly, in each subsequent tax year, the Fund only records the difference between the actual and estimated tax on the built-in gains it realizes during each tax year as income tax expense or benefit. During the three months ended March 31, 2016, there were no built-in gains realized that resulted in any additional tax expense; however, during the nine months ended March 31, 2016, the Fund recorded an income tax benefit of $1,412 resulting from the adjustment to actual of the estimated built-in gains tax incurred for the tax year ended December 31, 2014.
The remaining net unrealized built-in gains, which are subject to tax, as of March 31, 2016 and 2015 were $117,087 and $95,261, respectively.

NOTE 3 – INVESTMENTS
The following table summarizes the composition of the Fund's investments at cost and fair value as of March 31, 2016, and June 30, 2015:
	March 31, 2016		June 30, 2015
Asset Type	Cost	Fair Value	Cost	Fair Value
Publicly Traded Company	$11,149,057	$10,974,666	$3,851,842	$3,411,454
Non Traded Company	6,454,735	7,360,671	6,763,831	8,838,025
LP Interest	7,256,584	8,394,909	5,246,418	5,642,367
Investment Trust	258,435	207,415	319,906	285,100
Note	645,931	766,359	346,723	468,076
Total	$25,764,742	$27,704,020	$16,528,720	$18,645,022

The following table presents fair value measurements of the Fund's investments measured at fair value on a recurring basis as of March 31, 2016, according to the fair value hierarchy:
Asset Type	Total	Level I	Level II	Level III
Publicly Traded Company	$10,974,666	$10,974,666	$-	$-
Non Traded Company	7,360,671	-	-	7,360,671
LP Interest	8,394,909	-	-	8,394,909
Investment Trust	207,415	-	-	207,415
Note	766,359	-	-	766,359
Total	$27,704,020	$10,974,666	$-	$16,729,354

The following table presents fair value measurements of the Fund's investments measured at fair value on a recurring basis as of June 30, 2015, according to the fair value hierarchy:
Asset Type	Total	Level I	Level II	Level III
Publicly Traded Company	$3,411,454	$3,411,454	$-	$-
Non Traded Company	8,838,025	-	36,198	8,801,827
LP Interest	5,642,367	-	-	5,642,367
Investment Trust	285,100	-	-	285,100
Note	468,076	-	-	468,076
Total	$18,645,022	$3,411,454	$36,198	$15,197,370

The following is a reconciliation of the beginning and ending balances for investments measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the nine months period ended March 31, 2016:
Balance at July 1, 2015	$15,197,370
Purchases of investments	10,051,618
Transfers to Level I	(3,189,287)
Proceeds from sales, net	(7,852,897)
Return of capital	(82,947)
Net realized gains	2,257,694
Net unrealized gains	347,803
Ending balance at March 31, 2016	$16,729,354

For the nine months ended March 31, 2016, changes in unrealized gains included in earnings relating to Level III investments still held at March 31, 2016, was $893,676.

The transfers of $3,189,287 from Level III to Level I category during the nine months ended March 31, 2016, relates to changes in tradeability of the securities in an active market due to one of the Fund's investments converting from a non-traded REIT shares to a publicly traded REIT shares.
The following is a reconciliation of the beginning and ending balances for investments measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the nine months ended March 31, 2015:
Balance at July 1, 2014	$4,207,480
Purchases of investments	8,838,414
Transfer to Level I	(595,058)
Proceeds from sales, net	(2,233,436)
Return of capital	(20,781)
Net realized gains	470,240
Net unrealized gains	1,687,190
Ending balance at March 31, 2015	$12,354,049

For the nine months ended March 31, 2015, changes in unrealized gains included in earnings relating to Level III investments still held at March 31, 2015 was $1,738,088.
The transfer of $595,058 from Level III to Level I during the nine months ended March 31, 2015 relates to changes in tradeability of the securities in an active market due to one of the Fund's investments converting from a non-traded REIT to public REIT shares.
The following table shows quantitative information about significant unobservable inputs related to the Level III fair value measurements used at March 31, 2016:
Asset Type	Fair Value	Primary Valuation Techniques	Unobservable Inputs Used	Range	Wt. Average

Non Traded Company	$ 6,776,948	Market Activity	Acquisition cost
			Capitalization rate	8.1%
			Discount rate	32.3%
			Contracted sale of security
			Secondary market industry publication
Non Traded Company	583,723	Net Asset Value (1)	Capitalization rate	6.7% - 8.0%	7.3%
			Liquidity discount	22.3% -27.3%	24.7%
			Sponsor provided value

LP Interest	828,231	Market Activity	Contracted sale of security
			Secondary market industry publication
LP Interest	7,566,678	Net Asset Value (1)	Acquisition cost
			Appraisal
			Capitalization rate	6.0% - 6.8%	6.5%
			Comparable sales report
			Discount rate	30.0%
			Liquidity discount	22.3% - 38.0%	25.6%
			Sponsor provided value

Investment Trust	105,444	Market Activity	Secondary market industry publication
Investment Trust	101,971	Net Asset Value (1)	Capitalization rate	6.8%
			Liquidity discount	22.3%

Note	766,359	Net Asset Value (1)	Liquidity discount	13.0%
			Sponsor provided value
	$ 16,729,354
(1) The net asset value of the issuer's shares was calculated by the Fund.

The following table shows quantitative information about significant unobservable inputs related to the Level III fair value measurements used at June 30, 2015:
Asset Type	Fair Value	Primary Valuation Techniques	Unobservable Inputs Used	Range	Wt. Average

Non Traded Company	$ 8,801,827	Market Activity	Acquisition Cost
			Secondary market industry publication

LP Interest	2,879,480	Market Activity	Acquisition Cost
			Secondary market industry publication
LP Interest	2,762,887	Net Asset Value (1)	Capitalization rate	6.5% - 7.5%	6.7%
			Comparable sales report
			Contracted sale of property
			Liquidity discount	10.0% - 40.0%	30.8%
			Sponsor provided value

Investment Trust	188,191	Market Activity	Secondary market industry publication
Investment Trust	96,909	Net Asset Value (1)	Capitalization rate	6.6%
			Liquidity discount	28.0%

Note	468,076	Net Asset Value (1)	Liquidity discount	15.0%
			Sponsor provided value
	$ 15,197,370
(1) The net asset value of the issuer's shares was calculated by the Fund.

NOTE 4 – MARGIN LOANS
The Fund has a brokerage account through which it buys and sells publicly traded securities. The provisions of the account allow the Fund to borrow between 50% and 70% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate payable monthly. Securities pledged to secure margin balances cannot be specifically identified as a portion of all securities held in a brokerage account are used as collateral. As of March 31, 2016, the Fund had $6,587,114 of margin credit available for cash withdrawal or the ability to purchase up to $13,174,229 in additional shares. As of June 30, 2015, the Fund had $3,001,900 of margin credit available for cash withdrawal or the ability to purchase up to $6,003,976 in additional shares. As of March 31, 2016, and June 30, 2015, the Fund had not drawn any amount or purchased any shares under this short-term credit line.

NOTE 5 – RELATED PARTY TRANSACTIONS
Investment Advisory Agreement:
Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee for its services consisting of three components — a portfolio structuring fee, a base management fee, and a subordinated incentive fee.
The portfolio structuring fee is for the Adviser's initial work performed in connection with the acquisition of all of the Fund's assets and equals 3.0% of the gross proceeds from the sale of the Fund's shares.
The base management fee is calculated at an annual rate as a percentage of our Managed Funds (the number of Shares issued multiplied by the price at which such Shares are issued in the Offering ($10), plus any borrowed funds). The base management fee will be 3.0% of the first $20 million of our Managed Funds, 2.0% of the next $80 million of our Managed Funds, and 1.5% of our Managed Funds in excess of $100 million.

The subordinated incentive fee has three parts—income, capital gains, and liquidation. The income component is (i) 100% of the Fund's preliminary net investment income for any calendar quarter that exceeds 1.75% (7% annualized) but is less than 2.1875% (8.75% annualized) of the Fund's "contributed capital" (defined as the number of shares outstanding, multiplied by the price at which the shares are sold), and (ii) 20% of the Fund's preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of the Fund's "contributed capital."  The capital gains component is (i) 100% of the Fund's realized capital gains annually generated by its investments above 7% and up to 8.75% of the Fund's "contributed capital," and (ii) 20% of the Fund's realized capital gains above 8.75% of the Fund's "contributed capital," all computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.  The capital gains component may not, in any event, exceed 20% of the Fund's realized capital gains, net of all realized capital losses and unrealized capital depreciation.  The liquidation component will be 20% of the amount by which all distributions to stockholders exceed the "contributed capital," less all previously-paid capital gains fees, provided that the liquidation component may not exceed 20% of all of the Fund's realized capital gains as of the date of liquidation.
The portfolio structuring fees for the three and nine months ended March 31, 2016, were $160,845 and $363,848, respectively. The portfolio structuring fees for the three and nine months ended March 31, 2015, were $102,918 and $276,928, respectively.
As of March 31, 2016, Managed Funds were $33,577,239. Thus, the base management fee for the three months ended March 31, 2016, was 1/4th of 3% of $20,000,000 plus 1/4th of 2% of the remaining $13,577,239, for a total of $217,886. The base management fee for the nine months ended March 31, 2016, was $592,398, which was the total of the base management fees for the three months ended September 30, 2015, December 31, 2015, and March 31, 2016. The base management fees for the three months ended September 30, and December 31, 2015, were $178,887 and $195,625, respectively, based on the quarter ending Managed Funds of $25,777,367 and $29,125,012, respectively.
As of March 31, 2015, Managed Funds were $18,116,650. Thus, the base management fee for the three months ended March 31, 2015, was 1/4th of 3% of $18,116,650 for a total of $135,875. The base management fee for the nine months ended March 31, 2015, was $335,575, which was the total of the base management fees for the three months ended September 30, 2014, December 31, 2014, and March 31, 2015. The base management fees for the three months ended September 30, and December 31, 2014, were $89,720 and $109,980, respectively, based on the quarter ending Managed Funds of $11,962,664 and $14,663,986, respectively.
The subordinated incentive fee for the nine months ended March 31, 2016, was $835,992, of which $17,949 was the subordinated incentive income fee (the "Income Fee") and $818,043 was the subordinated incentive capital gains fee ( "Capital Gains Fee"). The Income Fee was incurred during the three months ended December 31, 2015, when net investment income for the quarter exceeded 1.75% (7% annualized) of the Fund's contributed capital. The Capital Gains Fee accrual of $818,043 was calculated based on the cumulative realized gains net of unrealized losses from inception through March 31, 2016. The total subordinated incentive fee for the three months ended March 31, 2016, of $285,577 was the Capital Gains Fee accrual on realized gains net of unrealized losses since inception less all previously accrued Capital Gains Fees. This estimated Capital Gains Fee accrued as of March 31, 2016, is subject to change since the fee is computed and paid annually at the end of each fiscal year.
There were no subordinated incentive fees for the three and nine months ended March 31, 2015.
Organization and Offering Costs Reimbursement:
As provided in the Investment Advisory Agreement, organization and offering costs incurred and paid by the Fund in excess of $550,000 will be reimbursed by the Adviser. As of March 31, 2016, and June 30, 2015, the Fund had incurred $1,083,530 and $963,726 of organization and offering costs, respectively. Thus, according to the agreement, $533,530 and $413,726 of the amount were reimbursable from the Adviser as of March 31, 2016, and June 30, 2015, respectively. As of March 31, 2016, the Adviser has reimbursed the Fund $510,542 and the remaining reimbursable amount of $22,988 was settled through an offset against the amount payable to the Adviser as of March 31, 2016.
Administration Agreement:
Under the Administration Agreement, the Fund reimburses MacKenzie for its allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, performing compliance functions, providing the services of the Chief Financial Officer, Chief Compliance Officer, Director of Financial Reporting, and any administrative support staff, as well as providing the Fund with other administrative services, subject to the Independent Directors' approval. .
The administrative cost reimbursements for the three and nine months ended March 31, 2016, were $30,000 and $90,000, respectively. The administrative cost reimbursements for the three and nine months ended March 31, 2015, were $30,000 and $90,000, respectively.

The table below outlines the related party expenses incurred for the nine months ended March 31, 2016, and 2015 and unpaid as of March 31, 2016, and June 30, 2015.
	For The Nine Months Ended		Unpaid as of
Types and Recipient	March 31, 2016	March 31, 2015	March 31, 2016	June 30, 2015

Portfolio Structuring fee- the Adviser	$363,848	$276,928	$-	$-
Base Management fees- the Adviser	592,398	335,575	217,886	159,710
Subordinated incentive fee- the Adviser	835,992	-	821,023	46,748
Administrative Cost Reimbursements- MacKenzie	90,000	90,000	30,000	30,000
Others expenses (1)- MacKenzie			(7,064)	638
Organization & Offering Cost Reimbursement by the Adviser			(22,988)	(8,293)
Due to related entities			$1,038,857	$228,803
(1) Expenses paid by MacKenzie on behalf of the Fund to be reimbursed to MacKenzie.

Related Party Investments:
Name of issuer and title of issue	Number of shares	Amount of equity in net profit and loss	Amount of dividends/interest	Fair Value at

Controlled Investments:

March 31, 2016		For The Nine Months Ended March 31, 2016		March 31, 2016

Coastal Realty Business Trust, REEP, Inc. - A	72,320.00	$ -	$ -	$ 101,971
Coastal Realty Business Trust, Series H2- A	47,284.16	$ 7,093	$ 7,093	$ 105,444

June 30, 2015		For The Year Ended June 30, 2015		June 30, 2015

Coastal Realty Business Trust, REEP, Inc. - A	72,320.00	$ 2,170	$ 2,170	$ 96,909
Coastal Realty Business Trust, Series H2- A	47,284.16	$ 14,776	$ 14,776	$ 188,191

Non-Controlled/Affiliate Investment:
		For The Nine Months Ended March 31, 2016		March 31, 2016
March 31, 2016

MPF Pacific Gateway - Class B	23.20	$ -	$ -	$ 7,309

June 30, 2015		For The Year Ended June 30, 2015		June 30, 2015

MPF Pacific Gateway - Class B	23.20	$ -	$ -	$ 6,613

Coastal Realty Business Trust ("CRBT"):
CRBT is a Nevada business trust whose trustee is MacKenzie. Each series of the trust has its own beneficiaries and own assets. The Fund owns two series of CRBT and is the only beneficiary of such series. Under the terms of the agreement, there are no redemption rights to any of the series participants.

The Fund is the sole beneficiary of the following series as of March 31, 2016, and June 30, 2015:
•	CRBT, REEP, Inc.-A, which has an ownership interest in one of three general partners of a limited partnership which owns one multi-family property located in Frederick, Maryland.
•
CRBT, Series H2-A, which invests in shares of a REIT that owns a real estate portfolio totaling 105 properties within asset classes of ski and mountain lifestyle, senior housing, attractions, marinas and other lifestyle properties located in the United States and Canada.

MPF Pacific Gateway:
MPF Pacific Gateway, which is managed by MacKenzie, is a holding company that owns an investment in a REIT Liquidating Trust. As of March 31, 2016, and June 30, 2015, the Fund had a 15.82% of ownership interest in MPF Pacific Gateway.

NOTE 6 – FINANCIAL HIGHLIGHTS
The following is a schedule of financial highlights of the Fund for the nine months ended March 31, 2016, and the year ended June 30, 2015.
	For The Nine months ended	For The Year Ended
	March 31, 2016	June 30, 2015
Per Share Data:

Beginning net asset value	$10.17	$9.81

Net investment income (loss) (1)	0.03	(0.24)
Net realized gain (1)	0.80	1.03
Net unrealized gain (loss) (1)	(0.06)	1.17
Income tax benefit (1)	-	0.12
Net increase in net assets resulting from operations	0.77	2.08

Issuance of common stock below net asset value (1) (4)	(0.58)	(1.09)
Redemption of common stock below net asset value (1) (7)	0.05	-
Dividends to stockholders from net realized gains (1) (6)	(0.64)	(0.63)
Ending net asset value	$9.77	$10.17

Weighted average common Shares outstanding	2,829,003	1,541,525
Shares outstanding at the end of period	3,357,724	2,196,613
Net assets at the end of period	$32,792,993	$22,338,439
Average net assets (2)	$27,565,716	$15,551,614

Ratios to average net assets
Total expenses (5)	6.33%	6.21%
Net investment income (loss) (5)	0.33%	(2.34)%
Total rate of return (2) (3) (5)	7.94%	20.63%

(1) Based on weighted average number of shares of common stock outstanding for the period.
(2) Average net assets were derived from the beginning and period-end net assets.
(3) Total return is calculated based upon the change in value of the net assets. An individual stockholder's return may vary from this return based on the time of capital transactions.
(4) Net of sales commissions and dealer manager fees of $1.30 per share.
(5) Not annualized for the nine months ended March 31, 2016.
(6) Dividends are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP.
(7) Based on the most recent NAV issued as of December 31, 2015, of $10.06 per share.

NOTE 7 – SHARE OFFERINGS AND FEES
During the nine months ended March 31, 2016, the Fund issued 1,213,589 shares with gross proceeds of $12,128,268 pursuant to the offering, and 73,802 shares under the Fund's dividend reinvestment plan ("DRIP") with gross proceeds of $664,218. For the nine months ended March 31, 2016, the Fund incurred selling commissions and upfront fees of $1,569,176, of which $363,848 represents the portfolio structuring fees paid to the Adviser under the Investment Advisory Agreement.
During the nine months ended March 31, 2015, the Fund issued 914,956 shares with gross proceeds of $9,149,560 pursuant to the offering, and issued 3,227.50 shares under the Fund's dividend reinvestment plan ("DRIP") at $9 per share with gross proceeds of $29,048. For the nine months ended March 31, 2015, the Fund paid selling commissions and upfront fees of $1,189,442, of which $276,928 represents the portfolio structuring fees paid to the Adviser under the Investment Advisory Agreement.

NOTE 8 – SHARE REPURCHASE PLAN
On December 7, 2015, and February 18, 2016, the Fund, pursuant to its Share Repurchase Program, offered to purchase 50,000 and 35,000 shares, respectively, of its issued and outstanding stock at $9 per Share. The purchase offers expired on January 7, 2016, and March 21, 2016. As of the offer expiration dates the Fund received and accepted a total of 74,285.56 and 51,994.84 Shares. Although the number of Shares accepted were greater than the 50,000 and 35,000, respectively, that the Fund had offered to purchase, the Fund increased the offers to accept all such tendered shares. The Fund made cash payments of $668,570 and $467,954 on January 11, 2016, and March 22, 2016, to purchase the Shares accepted pursuant to the offers.

NOTE 9 –STOCKHOLDER DIVIDENDS AND INCOME TAXES
The following table reflects the cash dividend per share that the Fund paid on its common stock during the nine months ended March 31, 2016:
	Dividends
During the Quarter Ended	Per Share	Amount
Three months ended September 30, 2015	$0.300	$623,394
Three months ended December 31, 2015	0.210	520,306
Three months ended March 31, 2016	0.250	676,145
	$0.760	$1,819,845

Of the total dividend paid during the nine months ended March 31, 2016, $664,218 was reinvested under the DRIP.
The following table reflects the cash dividend per share that the Fund paid on its common stock during the nine months ended March 31, 2015:
	Dividends
During the Quarter Ended	Per Share	Amount
Three months ended September 30, 2014	$0.300	$255,442
Three months ended December 31, 2014	0.175	186,812
Three months ended March 31, 2015	0.175	233,445
	$0.650	$675,699

Of the total dividend paid during the nine months ended March 31, 2015, $29,048 was reinvested under the DRIP.
On May 9, 2016, the Fund's Board of Directors approved a quarterly dividend of $0.175 per share to the holders of record on March 31, 2016, which is expected to be paid in May, 2016.
Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is December 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.

For income tax purposes, dividends paid and distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to stockholders during the tax year ended December 31, 2014 (the most recent tax year end completed and filed), were as follows:
Ordinary income - earnings and profits from pre REIT qualification	$103,874
Capital gain	469,230
Total dividends	$573,104

The tax character of dividends paid to stockholders since December 31, 2014 (the most recent tax year ended completed and filed) through March 31, 2016, is expected to be ordinary income and capital gains. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending December 31, 2015.
As of December 31, 2014 (the most recent tax year end completed and filed), the components of undistributed earnings on a tax basis were as follows:
Undistributed long term capital gain	$6,372
Unrealized fair value appreciation	1,120,925
$1,127,297

The following table presents the aggregate gross unrealized appreciation, depreciation, and cost basis of investments for income tax purposes as of:
	March 31, 2016	June 30, 2015

Aggregate gross unrealized appreciation	$2,380,671	$2,909,892
Aggregate gross unrealized depreciation	(432,810)	(825,283)
Net unrealized appreciation	$1,947,861	$2,084,609

Aggregate cost (tax basis)	$25,756,159	$16,560,414

NOTE 10 – COMMITMENTS AND CONTINGENCIES

As of June 30, 2015, the Fund committed to loan an additional $172,000 to BR Cabrillo, LLC. The loan is disbursed upon borrower's request and accrues interest at the rate of 15% per annum. As of March 31, 2016, the Fund has disbursed $166,612 of the total commitment with the remaining commitment of $5,388. The Fund has concluded that no accounting recognition or reporting for the estimated fair value of the undisbursed commitment is necessary as of March 31, 2016, because the loan terms continue to be equivalent to the market terms for such commitments, and the borrower's credit condition has not changed significantly. As of March 31, 2016, the Fund has sufficient unencumbered liquid assets to cover the amount of currently unfunded commitments.

As of December 17, 2015, the Fund committed to loan an additional $260,000 to BR Cabrillo, LLC. The loan is disbursed upon borrower's request and accrues interest at the rate of 15% per annum. As of March 31, 2016, the Fund has disbursed $131,671 of the total commitment with the remaining commitment of $128,329. The Fund has concluded that no accounting recognition or reporting for the estimated fair value of the undisbursed commitment is necessary as of March 31, 2016, because the loan terms continue to be equivalent to the market terms for such commitments, and the borrower's credit condition has not changed significantly. As of March 31, 2016, the Fund has sufficient unencumbered liquid assets to cover the amount of currently unfunded commitments.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
MacKenzie Realty Capital, Inc.
We have audited the accompanying statement of assets and liabilities of MacKenzie Realty Capital, Inc. (a Maryland corporation) (the "Company"), including the schedule of investments, as of June 30, 2015 and 2014, and the related statements of operations, changes in net assets and cash flows for the years ended June 30, 2015, 2014, and 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MacKenzie Realty Capital, Inc. as of June 30, 2015 and 2014, the results of its operations and its cash flows for the years ended June 30, 2015, 2014, and 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams
San Francisco, California
September 22, 2015

MacKenzie Realty Capital, Inc.
 Statements of Assets and Liabilities
	June 30, 2015	June 30, 2014
Assets
Investments, at fair value (cost of $16,528,720 and $5,593,407, respectively)	$18,645,022	$5,905,995
Cash and cash equivalents	4,297,086	3,522,751
Accounts receivable	87,689	12,869
Other assets	188,407	69,145
Deferred offering costs (net of accumulated amortization of $424,825 and $389,423, respectively)	-	35,402
Total assets	$23,218,204	$9,546,162

Liabilities
Accounts payable and accrued liabilities	$18,045	$58,378
Income tax payable	-	160,362
Capital pending acceptance	588,250	380,200
Due to related entities	228,803	57,915
Deferred tax liability	44,667	124,518
Total liabilities	879,765	781,373

Net assets
Common stock, $0.0001 par value, 80,000,000 shares authorized; 2,196,612.73 and 893,807.67 shares issued and outstanding, respectively	220	89
Capital in excess of par value	20,061,251	8,591,878
Retained earnings	2,276,968	172,822
Total net assets	$22,338,439	$8,764,789

Net asset value per Share	$10.17	$9.81

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
Schedule of Investments
 June 30, 2015
Name		Asset Type	Shares/Units	Cost Basis	Total Fair Value	% of Net Assets
American Realty Capital Properties, Inc.		Publicly Traded Company	54,800.00	$514,633	$445,524	1.99
Ashford Hospitality Prime, Inc.		Publicly Traded Company	15,800.00	274,131	237,316	1.06
Ashford Hospitality Trust, Inc.		Publicly Traded Company	30,000.00	299,917	253,800	1.14
CBL & Associates Properties, Inc.		Publicly Traded Company	18,300.00	348,730	296,460	1.33
Equity Commonwealth		Publicly Traded Company	12,150.00	311,114	311,890	1.39
Lexington Realty Trust		Publicly Traded Company	49,300.00	528,497	418,064	1.87
Liberty Property Trust		Publicly Traded Company	5,500.00	195,750	177,210	0.79
One Liberty Properties, Inc.		Publicly Traded Company	9,000.00	206,110	191,520	0.86
Rouse Properties Inc		Publicly Traded Company	20,700.00	377,231	338,445	1.52
Senior Housing Properties Trust		Publicly Traded Company	9,000.00	201,135	157,950	0.71
Winthrop Realty Trust Shares of Beneficial Interest		Publicly Traded Company	38,500.00	594,594	583,275	2.61
Total Publicly Traded Company				3,851,842	3,411,454	15.27

Bluerock Residential Growth REIT, Inc. Class B2		Non Traded Company	1,429.61	17,211	18,099	0.08
Bluerock Residential Growth REIT, Inc. Class B3		Non Traded Company	1,429.61	15,781	18,099	0.08
FSP South 10th Street Corp. Liquidating Trust		Non Traded Company	0.25	152	130	-
Hines Real Estate Investment Trust, Inc.		Non Traded Company	2,692.31	13,569	12,949	0.06
InvenTrust Properties Corp.		Non Traded Company	853,577.92	2,128,695	2,424,161	10.85
KBS Real Estate Investment Trust, Inc.		Non Traded Company	205,831.73	322,025	642,195	2.87
Landmark Apartment Trust, Inc.		Non Traded Company	179,421.12	770,227	893,517	4.00
SmartStop Self Storage, Inc.		Non Traded Company	124,588.73	1,094,503	1,639,588	7.34
TIER REIT, Inc.		Non Traded Company	186,508.00	2,401,668	3,189,287	14.28
Total Non Traded Company	(1)			6,763,831	8,838,025	39.56

Del Taco Income Properties IV		LP Interest	2,296.00	59,696	65,275	0.29
Del Taco Restaurant Properties I		LP Interest	591.00	443,823	492,172	2.20
Del Taco Restaurant Properties II		LP Interest	892.00	179,815	200,878	0.90
DRV Holding Company, LLC		LP Interest	500.00	500,000	552,785	2.47
El Conquistador Limited Partnership		LP Interest	2.00	80,976	47,107	0.21
Hotel Durant, LLC		LP Interest	7.10	577,299	366,106	1.64
Inland Land Appreciation Fund II, L.P.		LP Interest	210.97	8,667	30,956	0.14
MPF Pacific Gateway - Class B	(2)	LP Interest	23.20	6,287	6,613	0.03
National Property Investors 6		LP Interest	7.00	145	151	-
Post Street Renaissance Partners Class A		LP Interest	9.10	16,981	20,336	0.09
Post Street Renaissance Partners Class D		LP Interest	21.60	105,623	130,036	0.58
Rancon Realty Fund IV		LP Interest	1,016.00	185,651	406,400	1.82
Rancon Realty Fund V		LP Interest	1,156.00	213,661	233,455	1.05
Resource Real Estate Investors 6, L.P.		LP Interest	35,100.00	180,990	175,501	0.79
Secured Income, LP		LP Interest	64,177.00	560,403	748,946	3.35
The Weatherly, LTD		LP Interest	60.00	672,000	672,000	3.01
The Weatherly Building, LLC		LP Interest	17.50	392,000	392,000	1.75
Uniprop Manufactured Housing Income Fund II, LP		LP Interest	53,202.00	237,401	276,118	1.24
VWC Savannah, LLC		LP Interest	8.25	825,000	825,532	3.70
Total LP Interest				5,246,418	5,642,367	25.26

Coastal Realty Business Trust, REEP, Inc. - A	(2)	Investment Trust	72,320.00	73,555	96,909	0.44
Coastal Realty Business Trust, Series H2- A	(2)	Investment Trust	47,284.16	246,351	188,191	0.84
Total Investment Trust				319,906	285,100	1.28

BR Cabrillo LLC Promissory Note		Note	346,723.32	346,723	468,076	2.10
Total Note				346,723	468,076	2.10

Total Investments				$16,528,720	$18,645,022	83.47
(1) Investments primarily in non traded public REITs or their successors.
(2) Investments in related parties.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
Schedule of Investments
 June 30, 2014
Name		Asset Type	Shares/Units	Cost Basis	Total Fair Value	% of Net Assets
Agree Realty Corporation		Publicly Traded Company	4,200.00	$117,893	$126,966	1.45
Apartment Investment and Management Company		Publicly Traded Company	3,888.00	115,163	125,466	1.43
Ashford Hospitality Prime, Inc.		Publicly Traded Company	12,800.00	224,201	219,648	2.51
Associated Estates Realty Corporation		Publicly Traded Company	4,000.00	69,920	72,080	0.82
CBL & Associates Properties, Inc.		Publicly Traded Company	5,000.00	95,057	95,000	1.08
CommonWealth REIT		Publicly Traded Company	8,450.00	213,363	222,404	2.54
Empire State Realty OP, L.P.		Publicly Traded Company	19,176.00	255,281	303,940	3.47
Empire State Realty OP, L.P. - Series 250		Publicly Traded Company	1,757.00	24,728	27,426	0.31
Empire State Realty OP, L.P. - Series 60		Publicly Traded Company	4,974.00	64,081	78,191	0.89
Empire State Realty Trust, Inc. Class A		Publicly Traded Company	4,832.00	64,217	79,728	0.91
FelCor Lodging Trust Incorporated		Publicly Traded Company	6,300.00	51,604	66,213	0.76
Lexington Realty Trust		Publicly Traded Company	10,800.00	123,452	118,908	1.36
Rouse Properties Inc		Publicly Traded Company	9,500.00	176,525	162,545	1.85
Total Publicly Traded Company				1,595,485	1,698,515	19.38

Apple Hospitality REIT, Inc.		Non Traded Company	21,539.39	116,937	194,931	2.22
BellaVista Capital, Inc.		Non Traded Company	123,987.00	49,595	49,595	0.57
Hines Real Estate Investment Trust, Inc.		Non Traded Company	2,692.31	13,569	13,058	0.15
Total Non Traded Company	(1)			180,101	257,584	2.94

Brown Palace Hotel Associates, LP		LP Interest	0.25	1,913	1,932	0.03
Del Taco Income Properties IV		LP Interest	2,296.00	59,696	64,472	0.74
Del Taco Restaurant Properties I		LP Interest	417.00	306,918	330,798	3.77
Del Taco Restaurant Properties II		LP Interest	632.00	120,803	152,129	1.74
DRV Holding Company, LLC		LP Interest	500.00	500,000	500,000	5.70
El Conquistador Limited Partnership		LP Interest	2.00	80,976	94,754	1.08
Hotel Durant, LLC		LP Interest	7.10	577,299	367,461	4.19
Inland Land Appreciation Fund II, L.P.		LP Interest	210.97	8,667	26,234	0.30
Inland Land Appreciation Fund, L.P.		LP Interest	149.37	18,166	19,418	0.22
MPF Pacific Gateway - Class B	(2)	LP Interest	23.20	6,287	6,264	0.07
National Property Investors 6		LP Interest	7.00	145	95	-
Post Street Renaissance Partners Class A		LP Interest	9.10	16,981	16,981	0.19
Post Street Renaissance Partners Class D		LP Interest	11.60	56,729	58,319	0.67
Rancon Realty Fund IV		LP Interest	997.00	179,266	312,659	3.57
Rancon Realty Fund V		LP Interest	1,150.00	212,541	245,629	2.80
Secured Income, LP		LP Interest	26,600.00	232,732	249,242	2.84
Uniprop Manufactured Housing Income Fund II, LP		LP Interest	47,304.00	207,996	234,155	2.67
Total LP Interest				2,587,115	2,680,542	30.58

Coastal Realty Business Trust, REEP, Inc.	(2)	Investment Trust	72,320.00	73,555	90,400	1.03
Coastal Realty Business Trust, Secured Income	(2)	Investment Trust	37,577.00	327,671	352,096	4.02
Coastal Realty Business Trust, Series H2	(2)	Investment Trust	47,284.16	246,351	254,389	2.90
Coastal Realty Business Trust, Series L2	(2)	Investment Trust	7,950.00	18,444	17,411	0.20
Coastal Realty Business Trust, Series Q	(2)	Investment Trust	10.00	48,894	50,264	0.57
Total Investment Trust				714,915	764,560	8.72

BR Cabrillo LLC Promissory Note		Note		275,795	275,794	3.15
TTLC Note		Note		239,996	229,000	2.61
Total Note				515,791	504,794	5.76

Total Investments				$5,593,407	$5,905,995	67.38
(1) Investments primarily in non traded public REITs or their successors.
(2) Investments in related parties.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
 Statements of Operations
	Year Ended June 30,
	2015	2014	2013
Investment income
Dividend and distribution income	$532,036	$597,847	$77,011
Interest and other income	70,533	26,097	889
Total investment income	602,569	623,944	77,900

Operating expenses
Base management fee	495,285	233,599	72,822
Subordinated incentive fee	46,748	-	-
Administrative cost reimbursements	120,000	60,000	32,000
Organization costs	-	-	74,410
Amortization of deferred offering costs	35,402	389,423	-
Professional fees	145,597	121,387	-
Other general and administrative	122,699	110,122	10,249
Total operating expenses	965,731	914,531	189,481

Net investment loss	(363,162)	(290,587)	(111,581)

Net realized gain on sale of investments	1,578,081	632,703	56,219
Net unrealized gain on investments	1,803,714	192,524	120,065
Total net realized and unrealized gain on investments	3,381,795	825,227	176,284

Income tax (provision) benefit (note 2)	188,949	(373,580)	-

Net increase in net assets resulting from operations	$3,207,582	$161,060	$64,703

Net increase in net assets resulting from operations per Share	$2.08	$0.21	$0.24

Weighted average common Shares outstanding	1,541,525	763,813	269,268

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
 Statements of Changes in Net Assets
	Year Ended June 30,
	2015	2014	2013

Operations
Net investment loss	$(363,162)	$(290,587)	$(111,581)
Net realized gain on sale of investments	1,578,081	632,703	56,219
Net unrealized gain on investments	1,803,714	192,524	120,065
Income tax (provision) benefit	188,949	(373,580)	-
Net increase in net assets resulting from operations	3,207,582	161,060	64,703

Capital share transactions
Issuance of common stock	12,925,611	1,655,790	6,922,170
Issuance of common stock through reinvestment of dividends	78,373	111	-
Dividend to Stockholders	(972,586)	(130,850)	-
Selling commissions and fees	(1,665,330)	(215,254)	-
Net increase in net assets resulting from capital share transactions	10,366,068	1,309,797	6,922,170

Total increase in net assets	13,573,650	1,470,857	6,986,873

Net assets at beginning of period	8,764,789	7,293,932	307,059

Net assets at end of period	$22,338,439	$8,764,789	$7,293,932

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
 Statement of Cash Flows
	Year Ended June 30,
	2015	2014	2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,207,582	$161,060	$64,703
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sale of investments, net	8,120,686	2,289,429	465,878
Return of capital	78,068	1,304,778	-
Purchase of investments	(17,555,986)	(1,819,267)	(696,922)
Net realized gain on sale of investments	(1,578,081)	(632,703)	(56,219)
Net unrealized gain on investments	(1,803,714)	(192,524)	(120,065)
Amortization of deferred offering costs	35,402	389,423	-
Changes in assets and liabilities:
Accounts receivable	(74,820)	(3,650)	(9,219)
Deferred offering costs	-	-	(232,982)
Other assets	(85,883)	(28,105)	(26,540)
Accounts payable and accrued liabilities	(40,681)	(205,895)	205,008
Income tax payable	(160,362)	160,362	-
Due to related entities	170,888	22,522	34,305
Deferred tax liability	(79,851)	124,518	-
Net cash from operating activities	(9,766,752)	1,569,948	(372,053)

Cash flows from financing activities:
Proceeds from issuance of common stock	12,925,611	1,655,790	473,790
Dividend to Stockholders	(894,213)	(130,739)	-
Payment of selling commissions and fees	(1,698,361)	(215,254)	-
Change in capital pending acceptance	208,050	380,200	-
Net cash from financing activities	10,541,087	1,689,997	473,790

Net increase in cash and cash equivalents	774,335	3,259,945	101,737

Cash and cash equivalents at beginning of the period	3,522,751	262,806	161,069

Cash and cash equivalents at end of the period	$4,297,086	$3,522,751	$262,806

Supplemental disclosures:
Taxes paid	$62,500	$88,700	$800

Non-cash financing activities:
Issuance of common stock through reinvestment of dividends	$78,373	$111	$-
Common stock issued in exchange for investments (note 1)	$-	$-	$6,448,380

The accompanying Notes to Financial Statements are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
Notes to Financial Statements
 June 30, 2015

NOTE 1 – PRINCIPAL BUSINESS AND ORGANIZATION
MacKenzie Realty Capital, Inc. (the "Company") was incorporated under the general corporation laws of the State of Maryland on January 25, 2012, and has been active in matters relating to its operation as a non-diversified, closed-end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Company is authorized to issue 100,000,000 shares, of which (i) 80,000,000 are designated as Common Stock, with a $0.0001 par value per share; and (ii) 20,000,000 are designated as Preferred Stock, with a $0.0001 par value per share.
The Company filed its initial registration statement on June 1, 2012, with the Securities and Exchange Commission ("SEC") to register the initial public offering of 5,000,000 shares of the Company's common stock (the "Shares"). The initial registration statement was declared effective by the SEC on August 2, 2013, and the offering commenced shortly thereafter. The Company filed various post-effective amendments since the SEC granted the initial effectiveness for the purpose of updating the Registration Statement. The most recent post-effective amendment was filed on October 7, 2014, which the SEC declared effective on November 18, 2014. The Company commenced its operations on February 28, 2013 and its fiscal year-end is June 30.
The Company was formed with the intention of qualifying to be taxed as a real estate investment trust ("REIT") as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. The Company qualified to be treated as a REIT for income tax purposes beginning with the tax year ended December 31, 2014 and made its REIT election in its 2014 tax return, which was filed on September 15, 2015.
The Company is managed by MacKenzie Capital Management, LP ("MacKenzie") under the administration agreement dated and effective as of February 28, 2013 (the "Administration Agreement"). MacKenzie manages all of the Company's affairs except for providing investment advice. The Company is advised by MCM Advisers, LP (the "Adviser") under the advisory agreement dated and effective as of February 28, 2013 (the "Investment Advisory Agreement"). The Investment Advisory Agreement was subsequently amended on August 6, 2014. The Company pursues a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate. These companies are likely to be non-traded REITs, small-capitalization publicly traded REITs, public and private real estate limited partnerships, limited liability companies, and tenancies-in-common.
On February 28, 2013, the Company acquired, under an exchange agreement (the "Contribution Agreement"), a portfolio of investments and cash (the "Legacy Portfolio") from eight private funds collectively referred to as the "Legacy Funds," which are managed by MacKenzie. The assets acquired from the Legacy Funds had a collective fair value of approximately $6.9 million ($6.4 million in investments and $0.5 million in cash) as of February 28, 2013. As consideration for the Company's acquisition of the Legacy Portfolio, the Company issued 692,217 Shares of the Company's common stock to the Legacy Funds. In addition, in 2012 prior to the acquisition of the Legacy Portfolio, each of the Legacy Funds and MP Value Fund 8, LLC, a private investment fund managed by MacKenzie, purchased 4,000 Shares of the Company's common stock at $10 per Share in order to provide the Company with funds to complete this exchange and prepare its initial public offering.
As of June 30, 2015, cumulative contributions of approximately $20.06 million (inclusive of the $6.9 million initial Legacy Funds capital investment), representing 2,196,612.73 Shares, have been received.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The Company follows the GAAP financial reporting standards for investment companies. Accordingly, the financial results of our portfolio investments are not consolidated in the Company's financial statements and the investments are recorded at estimated fair value in the statements of assets and liabilities with changes in unrealized gains (losses) in the fair value of such investments included within the Company's statement of operations.
Use of Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect reported asset values, liabilities, revenues, expenses and unrealized gains (losses) on investments during the reporting period. Material estimates that are susceptible to change, and actual results could differ from those estimates.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation ("FDIC") up to certain limits. At times the cash balances held in financial institutions by the Company may exceed these insured limits.
Organization and Deferred Offering Costs: Organization costs include, among other things, the cost of legal services pertaining to the organization and incorporation of the business, incorporation fees and audit fees relating to the initial registration statement and the initial statement of assets and liabilities. These costs are expensed as incurred. Deferred offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statements and pre- and post-effective amendments. These offering costs have been deferred and expensed over a twelve month period beginning on August 2, 2013 (the effective date of the Company's registration statement filed with the SEC).
As provided in the Investment Advisory Agreement, the organization and offering costs incurred and paid by the Company in excess of $550,000 are reimbursed by the Adviser. Accordingly, the Company incurred and paid the non-reimbursable organization costs of $125,175 and offering costs of $424,825 totaling $550,000 during the period from January 25, 2012 (inception) through June 30, 2013. All organization and offering costs incurred by the Company subsequent to June 30, 2013 have been reimbursed by the Adviser as disclosed in Note 5. The non-reimbursable organization costs of $125,175 were expensed as incurred during the period from January 25, 2012 (inception) through June 30, 2013. The non-reimbursable offering costs of $424,825 were deferred and expensed over a twelve month period beginning on August 2, 2013 (the effective date of the Company's registration statement filed with the SEC). Amortization of the deferred offering cost for the year ended June 30, 2015 and 2014, were $35,402 and $389,423, respectively.
Income Taxes and Deferred Tax Liability: Under ASC 740-10-25, the Company accounts for income taxes using the asset and liability method, under which deferred tax assets and liabilities are recognized for the future tax consequences attributable to the net unrealized investment gain (losses) on existing investments. In estimating future tax consequences, the Company considers all future events, other than enactments of changes in tax laws or rates. The effect on deferred tax assets and liabilities of a change in tax rates will be recognized as income or expense in the period of enactment.
The Company was formed with the intention of qualifying to be taxed as a REIT and as a REIT, the Company will not be subject to federal income taxes on amounts that it distributes to the stockholders, provided that, on an annual basis, it distributes at least 90% of its REIT taxable income to the stockholders and meet certain other conditions. To the extent that the Company satisfies the annual distribution requirement but distributes less than 100% of its taxable income, it will be subject to an excise tax on its undistributed taxable income.
The following table shows the tax provisions (benefits) the Company recorded during the year ended June 30,
	2015	2014	2013
Current tax provision (benefit)
Federal	$(63,823)	$211,900	$-
State	(19,124)	37,162	-
Total Current	(82,947)	249,062	-

Deferred tax provision (benefit)
Federal	(90,474)	106,280
State	(15,528)	18,238
Total deferred	(106,002)	124,518	-

Federal	(154,297)	318,180	-
State	(34,652)	55,400	-
Total tax provision (benefit)	$(188,949)	$373,580	$-

Since inception (January 25, 2012) the Company has been operated in a manner that allows the Company to qualify as a REIT for income tax purposes; as such, for the year ended June 30, 2013, the Company did not record an income tax provision since the Company had no taxable income and expected to qualify as a REIT for tax year ending December 31, 2013.
For the year ended June 30, 2014, the Company recorded income tax expense of $373,580, which equates to an effective income tax rate of 69.9% on the taxable income of $534,640.  The tax expense is $160,633 greater than the income tax computed at the statutory rate of 39.8%; 34.0% U.S. statutory federal income tax rate and 5.8% California state tax, net of U.S. federal income tax benefit. Of the excess income tax expense, $155,107 related to permanent differences from non-deductible amortization of offering expenses of $389,423. The expense included $172,384 relating to the tax year ending December 31, 2013 and $201,196 relating to the six months ending June 30, 2014.  The Company expected to qualify as a REIT for the 2014 tax year and expected that it would reverse the tax provision relating to January 1, 2014 through June 30, 2014 in a subsequent period.  The Company will owe tax on built in gains in place at the time of REIT conversion and maintains an income tax provision relating to these gains.

During the quarter ended December 31, 2014, the Company concluded that it qualified to be treated as a REIT for tax purposes beginning with tax year 2014.  As a result, the Company reversed the tax provision previously recorded for the six months ending June 30, 2014.  Accordingly, for the year ended June 30, 2015, the Company recorded income tax benefit of $188,949, all of which was considered "below" the expected tax of $0 (which assumes the Company has met all REIT requirements for the year resulting in an effective tax rate of 0%). Of the total income tax benefit, $115,770 was from the reversal of the income tax expense recorded on taxable income of $290,660 for the six month period from January 1, 2014 through June 30, 2014 at the statutory rate of 39.8% and $85,426 was from the reversal of income tax previously recorded on $214,477 of non-deductible amortization of offering expenses at the statutory rate of 39.8% for the six month period from January 1, 2014 through June 30, 2014.  The Company made its REIT election in its 2014 tax return, which was filed on September 15, 2015.
Per Share Information: Net increase or decrease in net assets resulting from operations per common share is calculated using the weighted average number of common shares outstanding for the periods presented.
Subsequent Events: Subsequent events are events or transactions that occur after the date of the statements of assets and liabilities but before the date the financial statements are available to be issued. Subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities are considered in the preparation of the financial statements presented herein. Subsequent events that occur after the date of the statement of assets and liabilities that do not provide evidence about the conditions that existed as of the date of the statement of net assets are considered for disclosure based upon their significance in relation to the Company's financial statements taken as a whole.
Fair Value of Financial Instruments: Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash, accounts receivable from affiliates, interest payable to affiliates and other accrued expenses and liabilities approximate the fair values of such items.
Revenue Recognition: Realized gains or losses on investments are recognized in the period of disposal, distribution, or exchange and are measured by the difference between the proceeds from the sale or distribution and the cost of the investment. Investments are disposed of on a first-in, first-out basis.
Distributions received from investments are evaluated by management and recorded as dividend income or a return of capital (reduction of investment) on the ex-dividend date. Operational dividends or distributions received from portfolio investments are recorded as investment income. Distributions resulting from the sale or refinance of an investee's underlying assets are compared to the estimated value of the remaining assets and are recorded as a return of capital or as investment income as appropriate.
Interest Income: Interest income is derived from the investments in notes and recorded on the accrual basis to the extent amounts are expected to be collected. Accrued interest is evaluated for collectability. When a debt security becomes 90 days or more past due and the Company does not expect the debtor to be able to service all of its debt or other obligations, the debt security will generally be placed on non-accrual status and the Company will cease recognizing interest income on that debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a debt security's status significantly improves with respect to the debtor's ability to service the debt or other obligations, or if a debt security is sold or written off, it will be removed from non-accrual status. As of June 30, 2015 and 2014, the Company did not have any investments that were more than 90 days past due or on non-accrual status. Additionally, the Company is not aware of any material changes to the creditworthiness of the borrowers underlying its debt investments.
Dividends and Distributions: Dividends (and distributions, if any) to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a quarterly dividend (or distribution, if any) is approved quarterly by the Board of Directors and is generally based upon management's estimate of the Company's earnings for the quarter.
Capital Pending Acceptance: The Company admits new stockholders monthly and subscriptions are effective only upon the Company's acceptance. Any gross proceeds received from subscriptions which are not accepted as of the period-end are classified as capital pending acceptance in the statements of assets and liabilities. As of June 30, 2015 and 2014, capital pending acceptance were $588,250 and $380,200, respectively.

Recent Accounting Pronouncements:
In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU 2014-09"). The update supersedes the revenue recognition requirements in ASC 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. The adoption of the amended guidance in ASU 2014-09 is not expected to have a significant effect on our financial statements.
In August 2014, the FASB issued Accounting Standards Update 2014-15, Presentation of Financial Statements — Going Concern (subtopic 205-40). Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The new standard provides guidance relative to management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern and to provide related footnote disclosures. The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. Early adoption is permitted. Management is currently evaluating the standard and its operational and related disclosure requirements.
In February 2015, the FASB issued Accounting Standards Update 2015-02, Amendments to the Consolidation Analysis ("ASU 2015-02"). ASU 2015-02 eliminates the deferral of FAS 167, which allowed reporting entities with interests in certain investment funds to follow the previous consolidation guidance in FIN 46(R), and makes other changes to both the variable interest model and the voting model. ASU 2015-02 is effective for annual and interim periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. A reporting entity may apply the amendments using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the period of adoption or may apply the amendments retrospectively. We are currently evaluating the effect the adoption of the amended guidance in ASU 2015-02 may have on our financial statements and disclosures.
In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate NAV per Share (or Its Equivalent). This ASU removes, from the fair value hierarchy, investments which measure fair value using NAV per Share as a practical expedient. Instead, an entity is required to include those investments as a reconciling line item so that the total fair value amount of investments in the disclosure is consistent with the amount on the balance sheet. For public companies, this ASU is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. The amendment should be applied retrospectively to all periods presented. The Company will make the required changes to the fair value hierarchy disclosure as of the effective date of this new guidance.
Valuation of Investments: The Company's financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Company develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace.
Examples of market information that the Company attempts to obtain include the following:
•	Recently quoted trading prices for the same or similar securities;
•	Recent purchase prices paid for the same or similar securities;
•	Recent sale prices received for the same or similar securities;
•	Relevant reports issued by industry analysts and publications; and
•	Other relevant observable and unobservable inputs, including liquidity discounts.

After considering all available indications of the appropriate rate of return that market participants would require, the Company considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.
The real estate securities in which the Company invests are, due to the absence of an efficient market, generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly changed from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recently quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Company may wish to sell.
In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Company to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.
Fair Value Measurements: GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.
Investments measured and reported at fair value are classified and disclosed in one of the following categories:
Level I – Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Company does not adjust the quoted price for these investments even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.
Level II – Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.
Level III – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair values for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had an active market for these investments existed.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the fair value measurement, in its entirety, requires judgment and considers factors specific to the investment.
NOTE 3 –INVESTMENTS
The following table summarizes the composition of the Company's investments at cost and fair value as of June 30, 2015 and 2014:
	June 30, 2015		June 30, 2014
Asset Type	Cost	Fair Value	Cost	Fair Value
Publicly Traded Company	$3,851,842	$3,411,454	$1,595,485	$1,698,515
Non Traded Company	6,763,831	8,838,025	180,101	257,584
LP Interest	5,246,418	5,642,367	2,587,115	2,680,542
Investment Trust	319,906	285,100	714,915	764,560
Note	346,723	468,076	515,791	504,794
Total	$16,528,720	$18,645,022	$5,593,407	$5,905,995

The following table presents fair value measurements of the Company's investments measured at fair value on a recurring basis as of June 30, 2015 according to the fair value hierarchy:
Asset Type	Total	Level I	Level II	Level III
Publicly Traded Company	$3,411,454	$3,411,454	$-	$-
Non Traded Company	8,838,025	-	36,198	8,801,827
LP Interest	5,642,367	-	-	5,642,367
Investment Trust	285,100	-	-	285,100
Note	468,076	-	-	468,076
Total	$18,645,022	$3,411,454	$36,198	$15,197,370
The following table presents fair value measurements of the Company's investments measured at fair value on a recurring basis as of June 30, 2014 according to the fair value hierarchy:
Asset Type	Total	Level I	Level II	Level III
Publicly Traded Company	$1,698,515	$1,288,958	$409,557	$-
Non Traded Company	257,584	-	-	257,584
LP Interest	2,680,542	-	-	2,680,542
Investment Trust	764,560	-	-	764,560
Note	504,794	-	-	504,794
Total	$5,905,995	$1,288,958	$409,557	$4,207,480

The following is a reconciliation of the beginning and ending balances for investments measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the year ended June 30, 2015:
Balance at July 1, 2014	$4,207,480
Purchases of investments	13,178,354
Transfer to Level I	(1,890,650)
Proceeds from sales, net	(3,305,802)
Return of capital	(10,850)
Net realized gain on sale of investments	674,913
Net unrealized gain	2,343,925
Ending balance at June 30, 2015	$15,197,370

The transfer of $1,890,650 from Level III to Level I relates to changes in tradability of the securities in an active market due to one of the Company's investments in LP interest converting to publicly traded REIT shares during the year.
The following is a reconciliation of the beginning and ending balances for investments measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the year ended June 30, 2014:
Balance at July 1, 2013	$5,823,451
Purchases of investments	824,900
Transfer to Level I	(55,597)
Proceeds from sales, net	(1,537,952)
Return of capital	(1,304,778)
Net realized gain on sale of investments	398,431
Net unrealized gain	59,025
Ending balance at June 30, 2014	$4,207,480

The transfer of $55,597 from Level III to Level I relates to changes in tradability of the securities in an active market due to one of the Company's investments in LP interest converting to Public REIT shares during the year.
For the year ended June 30, 2015 and 2014, changes in unrealized gain included in earnings relating to level III investments still held at June 30, 2015 and 2014, were $2,461,842 and $290,795, respectively.
The Level II investments as of June 30, 2015 with total fair value of $36,198 included investments in a non-traded REIT, which were valued using quoted prices for similar security in an active market. The Level II investments as of June 30, 2014 with total fair value of $409,557 included investments in thinly-traded public REITs which were valued using the ten day average trading prices of their stock.

The following table shows quantitative information about significant unobservable inputs related to the Level III fair value measurements used at June 30, 2015:
Asset Type	Fair Value	Primary Valuation Techniques	Unobservable Inputs Used	Range	Wt. Average

Non Traded Company	$8,801,827	Market Activity	Acquisition Cost
			Secondary market industry publication

LP Interest	2,879,480	Market Activity	Acquisition Cost
			Secondary market industry publication
LP Interest	2,762,887	Net Asset Value (1)	Capitalization rate	6.5% - 7.5%	6.7%
			Comparable sales report
			Contracted sale of property
			Liquidity discount	10.0% - 40.0%	30.8%
			Sponsor provided value

Investment Trust	188,191	Market Activity	Secondary market industry publication
Investment Trust	96,909	Net Asset Value (1)	Capitalization rate	6.6%
			Liquidity discount	28.0%

Note	468,076	Net Asset Value (1)	Liquidity discount	15.0%
			Sponsor provided value
	$15,197,370

Valuation Technique Terms:
(1) Internally calculated investee's net asset value, which is the estimated total assets minus the value of all liabilities.

The following table shows quantitative information about significant unobservable inputs related to the Level III fair value measurements used at June 30, 2014:
Asset Type	Fair Value	Primary Valuation Techniques	Unobservable Inputs Used	Range	Wt. Average

Non Traded Company	$257,584	Market Activity	Contracted security purchase price
			Secondary market industry publication

LP Interest	8,196	Discounted Cash Flow	Sponsor provided value
			Liquidity discount	15% - 31.5%	28%
LP Interest	2,134,737	Market Activity	Secondary market industry publication
			Contracted security purchase price
LP Interest	537,609	Net Asset Value (1)	Capitalization rate	6.5% - 9.5%	7%
			Liquidity discount	10% - 35%	29%

Investment Trust	623,896	Market Activity	Secondary market industry publication
Investment Trust	140,664	Net Asset Value (1)	Capitalization rate	6.3%
			Liquidity discount	10% - 31.5%	24%

Note	504,794	Market Activity	Contracted security purchase price
		Discounted Cash Flow	Term (in years)	4.0
			Quoted market prices
			Discount rate	11.6%
	$4,207,480

Valuation Technique Terms:
(1) Internally calculated investee's net asset value, which is the estimated total assets minus the value of all liabilities.

NOTE 4—MARGIN LOANS
The Company has a brokerage account through which it buys and sells publicly-traded securities. The provisions of the account allow the Company to borrow between 50% and 70% of the equity of certain securities held in the account. Amounts borrowed are collateralized by the securities held in the account and bear interest at a negotiated rate payable monthly. Securities pledged to secure margin balances cannot be specifically identified as a portion of all securities held in a brokerage account are used as collateral. As of June 30, 2015, the Company had $3,001,900 of margin credit available for cash withdrawal or the ability to purchase up to $6,003,976 in additional shares. As of June 30, 2014, the Company had $1,275,165 of margin credit available for cash withdrawal or the ability to purchase up to $2,550,330 in additional shares. As of June 30, 2015, and 2014, the Company had not drawn any amount or purchased any shares under this short-term credit line.
NOTE 5 –RELATED PARTY TRANSACTIONS
Investment Advisory Agreement:
Under the Investment Advisory Agreement, the Company will pay the Adviser a fee for its services consisting of three components — a portfolio structuring fee, a base management fee and a subordinated incentive fee.
The portfolio structuring fee is for the Adviser's initial work performed in connection with the acquisition of all of the Company's assets and equals 3.0% of the gross proceeds from the sale of the Company's Shares.
The base management fee is calculated based on the Company's "managed funds," which equal the price at which the Company's Shares are issued plus any borrowing for investment purposes. The base management fees range from 1.5% to 3.0%, depending on the level of the "managed funds."
The subordinated incentive fee has three parts—income, capital gains and liquidation. The income component is (i) 100% of the Company's preliminary net investment income for any calendar quarter that exceeds 1.75% (7% annualized) but is less than 2.1875% (8.75% annualized) of the Company's "contributed capital" (defined as the number of Shares outstanding, multiplied by the price at which the Shares are sold), and (ii) 20% of the Company's preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of the Company's "contributed capital." The capital gains component is (i) 100% of the Company's realized capital gains annually generated by its investments above 7% and up to 8.75% of the Company's "contributed capital," and (ii) 20% of the Company's realized capital gains above 8.75% of the Company's "contributed capital," all computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The capital gains component may not, in any event, exceed 20% of the Company's realized capital gains, net of all realized capital losses and unrealized capital depreciation. The liquidation component will be 20% of the amount by which all distributions to stockholders exceed the "contributed capital," less all previously-paid capital gains fees, provided that the liquidation component may not exceed 20% of all of the Company's realized capital gains as of the date of liquidation.
The portfolio structuring fees for the year ended June 30, 2015, 2014 and 2013, were $390,210, $57,953 and $0, respectively. The portfolio structuring fees were recorded as part of selling commissions and fees on the statements of change in net assets and statement of cash flows.
The base management fee for the year ended June 30, 2015, 2014 and 2013, were $495,285, $233,599 and $72,822, respectively.
The subordinated incentive fee (income fee) for the year ended June 30, 2015 was $46,748. This fee was accrued as of June 30, 2015, for the GAAP basis financial statements; however, in accordance with the investment advisory agreement, the fee is not payable to the Advisers until the Company has paid dividends to the stockholders equal to 7% per year of the contributed capital. The subordinated incentive fees for years ended June 30, 2014 and 2013 were $0.
Organization and Offering Costs Reimbursement:
As provided in the Investment Advisory Agreement, organization and offering costs incurred and paid by the Company in excess of $550,000 is reimbursed by the Adviser. As of June 30, 2015 and 2014, the Company had incurred $963,726 and $806,672 of organization and offering costs, respectively. Thus, according to the agreement, $413,726 and $256,672 of these amounts were reimbursable from the Adviser as of June 30, 2015 and 2014, respectively. As of June 30, 2015, the Adviser has reimbursed the Company in the amount of $405,433 and the remaining reimbursable amount of $8,293 was offset against the amount payable to the Adviser as of June, 2015 in the statements of assets and liabilities. As of June 30, 2014, the Adviser has reimbursed the Company in the amount of $234,174 and the remaining reimbursable amount of $22,498 was offset against the amount payable to the Adviser as of June, 2014 in the statements of assets and liabilities.

Administration Agreement:
Under the Administration Agreement, the Company reimburses MacKenzie for its allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing the Company with other administrative services, subject to the Independent Directors' approval. In addition, the Company reimburses MacKenzie for the fees and expenses associated with performing compliance functions, and its allocable portion of the compensation of the Company's Chief Financial Officer, Chief Compliance Officer, Financial Reporting Manager, and any administrative support staff.
The administrative cost reimbursements for the years ended June 30, 2015, 2014 and 2013, were $120,000, $60,000 and $32,000, respectively.
The table below outlines the related party expenses incurred for the years ended June 30, 2015, 2014 and 2013, and unpaid as of June 30, 2015, and 2014.
	Incurred For The Year Ended			Unpaid as of
Types and Recipient	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2015	June 30, 2014

Portfolio Structuring fee- the Adviser	$390,210	$57,953	$-	$-	$441
Base Management fees- the Adviser	495,285	233,599	72,822	159,710	67,000
Subordinated incentive fee-the Adviser	-	-	-	46,748	-
Administrative Cost Reimbursements- MacKenzie	120,000	60,000	32,000	30,000	12,000
Others expenses (1) -MacKenzie	-	-	-	638	972
Organization & Offering Cost Reimbursement by the Adviser				(8,293)	(22,498)
Due to related entities				$228,803	$57,915

(1) Expenses paid by MacKenzie to third parties on behalf of the Company to be reimbursed
Related Party Investments:
Coastal Realty Business Trust ("CRBT"):
CRBT is a Nevada business trust whose trustee is MacKenzie and whose beneficiaries are the Company and various private funds managed by MacKenzie. Its purpose is to own various investments on behalf of such funds.
Each CRBT Trust Series ("Series") pools capital from several funds managed by MacKenzie and invests (generally) in shares of private REITs as provided for in the Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights.
During the quarter ended December 31, 2014, all Series in which the Company had ownership interests in either transferred the Series' underlying investments to the funds that owned the Series and dissolved, or transferred the Company's share of the underlying investment and formed a new Series where the Company is the 100% owner of the Series.
The Company had investment in the following Series as of June 30, 2015:
•
The Company has a 100% ownership interest in CRBT, REEP, Inc.-A, which has ownership interest in one of three general partners of a limited partnership which owns one multi-family property located in Frederick, Maryland. During the quarter ended December 31, 2014, the Company received the general partner ownership interest, which this Series currently owns, from CRBT, REEP, Inc., as distribution-in-kind proportionate to the Company's ownership interest in the Series REEP, Inc. The Company afterwards exchanged the general partner interest for 100% of ownership interest in CRBT, REEP, Inc-A.

•
The Company has 100% ownership interest in CRBT, Series H2-A, which invests in shares of a REIT that owns a real estate portfolio totaling 170 properties located in the United States and Canada. These properties include senior housing, hotels and resorts, golf courses, and marinas, among others. During the quarter ended December 31, 2014, the Company received shares of the underlying REIT, which this Series currently owns, from CRBT, Series H2 as distribution-in-kind proportionate to the Company's ownership share in Series H2. The Company afterwards exchanged the underlying REIT's shares for 100% of ownership interest in CRBT Series, H2-A.

•
The Company had an ownership interest in CRBT, Series L2, which invested in shares of a REIT that acquired and managed a diversified real estate portfolio, primarily comprised of retail, office, hotel, multi-family, and industrial properties. During the quarter ended December 31, 2014, this Series transferred all its underlying investments to the MacKenzie-managed funds which owned this Series (including the Company) proportionate to their ownership interest and dissolved as of December 31, 2014.

•
The Company had an ownership interest in CRBT, Secured Income, which invested in units of a limited partnership, which owns one multi-family property located in Frederick, Maryland. During the quarter ended December 31, 2014, this Series transferred its investments in the limited partnership to the MacKenzie-managed funds which owned this Series (including the Company) proportionate to their ownership interest and dissolved as of December 31, 2014.

•
The Company had an ownership interest in CRBT, Series Q, which invested in units of a limited partnership formed for the purpose of acquiring, refurbishing, and operating the Prescott Hotel and Postrio Restaurant located near Union Square in San Francisco, California. During the quarter ended December 31, 2014, this Series transferred all its ownership interests in the limited partnership to the MacKenzie-managed funds which owned this Series (including the Company) proportionate to their ownership interest and dissolved as of December 31, 2014.

As of June 30, 2014, the Company had investments in these Series (each described above): CRBT, REEP, Inc., CRBT, Secured Income, CRBT, Series H2, CRBT, Series L2, and CRBT, Series Q.
MPF Pacific Gateway:
MPF Pacific Gateway, which is managed by MacKenzie, is a holding company that owns an investment in a REIT Liquidating Trust. As of June 30, 2015 and 2014, the Company had a 15.82% ownership interest in MPF Pacific Gateway.

NOTE 6 – FINANCIAL HIGHLIGHTS
The following is a schedule of financial highlights of the Company for the years ended June 30, 2015, 2014, 2013 and for the period from inception (January 25, 2012) through June 30, 2012.
	Year Ended			For the period from Inception (Jan 25, 2012) through June 30, 2012
Per Share Data:	June 30, 2015	June 30, 2014	June 30, 2013

Beginning net asset value	$9.81	$10.02	$8.53	$-

Net investment loss (1)	(0.24)	(0.38)	(0.41)	(1.47)
Net realized gain on sale of investments (1)	1.03	0.83	0.21	-
Net unrealized gain on investments (1)	1.17	0.25	0.44	-
Income tax (provision) benefit (1)	0.12	(0.49)	-	-
Net increase (decrease) in net assets resulting from operations	2.08	0.21	0.24	(1.47)

Issuance of common stock	-	-	-	10.00
Issuance of common stock below net asset value (1) (4)	(1.09)	(0.24)	1.25	-
Dividends to stockholders (1)	(0.63)	(0.18)	-	-
Ending net asset value	$10.17	$9.81	$10.02	$8.53

Weighted average common Shares outstanding	1,541,525	763,813	269,268	36,000
Shares outstanding at the end of period	2,196,613	893,808	728,217	36,000
Net assets at the end of period	$22,338,439	$8,764,789	$7,293,932	$307,059
Average net assets (2)	$15,551,614	$7,791,777	$3,789,098	$332,771

Ratios to average net assets
Total expenses	6.21%	11.74%	5.00%	15.91%
Net investment loss	(2.34)%	(3.73)%	(2.94)%	(15.91)%
Total rate of return (2) (3)	20.63%	2.07%	1.71%	(15.91)%

(1) Based on weighted average number of shares of common stock outstanding for the period.
(2) Average net assets were derived from the beginning and ending period-end net assets.
(3) Total return is calculated based upon the change in value of the net assets. An individual stockholder's return may vary from this return based on the time of capital transactions.
(4) Net of sales commissions and dealer manager fees of $1.30 per Share.

NOTE 7 – SHARE OFFERINGS AND FEES
During the year ended June 30, 2015, the Company issued 1,294,097 Shares at price of $10 per Share with gross proceeds of $12,925,611, net of volume discount of $15,359, and issued 8,708.05 Shares under the Company's dividend reinvestment plan ("DRIP") at an average price of $9.00 per Share with gross proceeds of $78,373. For the Year ended June 30, 2015, the Company incurred selling commissions and fees of $1,665,330, of which $390,210 represents the portfolio structuring fees paid to the Adviser under the Investment Advisory Agreement. No selling commissions and fees were incurred for the Shares issued under the DRIP.
During the year ended June 30, 2014, the Company issued 165,579 Shares at $10 per Share with gross proceeds of $1,655,790 and issued 11.67 Shares under the Company's dividend reinvestment plan ("DRIP") at $9.50 per Share with gross proceeds of $111. For the Year ended June 30, 2014, the Company paid selling commissions and upfront fees of $215,254, of which $57,953 represents the portfolio structuring fees paid to the Adviser under the Investment Advisory Agreement. No selling commissions and upfront fees were incurred for the Shares issued under the DRIP.

NOTE 8 – STOCKHOLDER DIVIDENDS
The following table reflects the cash dividends per Share that the Company has paid on its common stock during the year ended June 30, 2015.
	Dividends
During the Quarter Ended	Per Share	Amount
Three months ended September 30, 2014	$0.300	$255,442
Three months ended December 31, 2014	$0.175	$186,812
Three months ended March 31, 2015	$0.175	$233,445
Three months ended June 30, 2015	$0.175	$296,887

The Company's source of dividends paid during the year ended June 30, 2015 was from the Company's investment income from operations and capital gains proceeds from the sale of investments generated during the period beginning with the quarter ended June 30, 2014 through quarter ended March 31, 2015.
The following table reflects the cash dividends per Share that the Company has paid on its common stock during the year ended June 30, 2014.
Dividends
During the Quarter Ended	Per Share	Amount
Three months ended September 30, 2013	$-	$-
Three months ended December 31, 2013	$-	$-
Three months ended March 31, 2014	$-	$-
Three months ended June 30, 2014	$0.175	$130,850

For the year ended June 30, 2014, the Company's income from operations, which included realized and unrealized gain from the sale of investments, was greater than the amount of the dividend paid. Thus, on a GAAP basis, the Company's income from operations exceeded our dividend. Conversely, on a tax basis, some of the dividend may be considered return of capital and may be paid from funds other than operational cash flow.

On August 5, 2015, the Company's Board of Directors approved a dividend of $0.30 per Share to the holders of record on June 30, 2015, with the expected payment date in August 19, 2015.

NOTE 9 – COMMITMENTS
As of June 30, 2015, the Company has committed to provide $172,000 of additional loan to BR Cabrillo, LLC. The loan accrues interest at the rate of 15% per annum. The loan amount will be disbursed upon borrower's request. As of September 22, 2015 the Company has disbursed $83,573 of the total commitment at the borrower's request.

NOTE 10 – QUARTERLY FINANCIAL DATA (UNAUDITED)
The following table presents selected unaudited quarterly financial data for each quarter during the years ended June 30, 2015, and 2014, and 2013.
	Quarter Ended
	30-Sep-14	31-Dec-14	31-Mar-15	30-Jun-15
Net investment gain (loss)	$(190,469)	$(97,302)	$(37,164)	$(38,227)
Net realized gain from sale of investments	$132,498	$189,256	$436,436	$819,891
Net unrealized gain on investments	$607,494	$176,927	$929,836	$89,457
Income tax (provision) benefit	$(213,152)	$402,101	$-	$-
Net increase in net assets resulting from operations	$336,371	$670,982	$1,329,108	$871,121
Net increase in net assets resulting from operations per Share	$0.32	$0.50	$0.78	$0.42
Weighted average Share outstanding	1,066,094	1,334,447	1,696,306	2,078,452

	Quarter Ended
	30-Sep-13	31-Dec-13	31-Mar-14	30-Jun-14
Net investment loss	$(177,900)	$(119,854)	$(132,616)	$139,783
Net realized gain (loss) from sale of investments	$(852)	$410,262	$142,469	$80,824
Net unrealized gain on investments	$84,075	$48,249	$276,752	$(216,552)
Income tax provision	$-	$(172,384)	$(129,538)	$(71,658)
Net increase (decrease) in net assets resulting from operations	$(94,677)	$166,273	$157,067	$(67,603)
Net increase (decrease) in net assets resulting from operations per Share	$(0.13)	$0.23	$0.21	$(0.08)
Weighted average Share outstanding	728,217	728,217	747,840	851,583

	Quarter Ended
	30-Sep-12	31-Dec-12	31-Mar-13	30-Jun-13
Net investment loss	$(4,459)	$(13,140)	$(18,157)	$(75,825)
Net realized gain from sale of investments	$-	$-	$-	$56,219
Net unrealized gain on investments	$-	$-	$76,928	$43,137
Net increase (decrease) in net assets resulting from operations	$(4,459)	$(13,140)	$58,771	$23,531
Net increase (decrease) in net assets resulting from operations per Share	$(0.12)	$(0.36)	$0.21	$0.03
Weighted average Share outstanding	36,000	36,000	282,121	728,217

15,000,000 Shares

Common Stock

PROSPECTUS

________, 2016

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The following financial statements of MacKenzie Realty Capital, Inc. (the "Registrant") are included in Part A of this Registration Statement:

2.	Exhibits:
Exhibit No.	Description of Document
a.	Articles of Amendment and Restatement (1)
b.	First Amended and Restated Bylaws (2)
c.	Inapplicable
d.	Subscription Agreement*
e.	Inapplicable
f.	Inapplicable
g.1.	Investment Advisory Agreement with MCM Advisers, LP dated February 28, 2013 (3)
g.2.	Amendment to Investment Advisory Agreement dated August 6, 2014*
g.3	Form of Investment Adviser Introducing Agreement**
h.1	Form of Marketing Services Agreement *
h.2.	Form of Sales Agent Agreement**
i.	Inapplicable
k.1.	Form of Investor Services Agreement with ACS Securities Services, Inc. (4)
k.2.	Form of Administration Agreement with MacKenzie Capital Management, LP (4)
l.1	Opinion of Husch Blackwell LLP**
l.2	Opinion of Maryland counsel**
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm *
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Registrant (4)
r.2.	Code of Ethics for Principal Executive Officer and Principal Financial Officer (4)
____________

* **	Filed herewith To be filed by amendment
(1)	Incorporated by reference to the Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-2 (File No. 333-181853) filed on May 14, 2014.
(2)	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-181853) filed on July 19, 2013.
(3)	Incorporated by reference to the Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-181853) filed on September 5, 2013.
(4)	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registrant's Registration Statemetn on Form N-2 (File No. 333-181853) filed on May 30, 2013.

Item 26. Marketing Arrangements
The information contained under the heading "Arrangements With Dealer Manager and Selected Broker-Dealers" in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee $	22,500
Securities and Exchange Commission fees	15,105
Accounting fees and expenses	10,000
Legal fees and expenses	200,000
Printing expenses	10,000
Transfer Agent's fees	10,000
Total $	267,000

Item 28. Persons Controlled by or Under Common Control

As of June 30, 2016, C. E. Patterson, the Company's Chairman, may be deemed to beneficially own 42,694 Shares, or approximately 1.1% of the outstanding common stock of the Registrant.  Mr. Patterson is a resident of California.

Item 29. Number of Holders of Securities

As of June 30, 2016, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)	1,456

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

The information in the prospectus under the captions "Prospectus Summary - About MacKenzie Capital Management", Prospectus Summary – About MCM Advisers", "Management – Board of Directors and Executive Officers", "Portfolio Management" and "Investment Advisory Agreement" is hereby incorporated by reference.  In addition, the Form ADV of MCM Advisers, LP, as filed with the Securities and Exchange Commission (SEC File No. 801-50572), is incorporated herein by reference.

Item 32. Location of Accounts and Records

The Registrant's accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment advisor, MCM Advisers, LP, 1640 School Street, Moraga, California 94556, at the offices of the Registrant's administrator, MacKenzie Capital Management, LP, 1640 School Street, Moraga, California 94556, at the offices of one of the Registrant's custodians, E*TRADE Securities LLC,  Harborside Financial Center, 501 Plaza 2, 34 Exchange Place, Jersey City, NJ 07311 or at the offices of the Registrant's transfer agent, ACS Securities Services, Inc., 3988 N. Central Expressway, Dallas, Texas 75204.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

  (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

     (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

  (f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering by the Registrant pursuant to the issuance of rights to subscribe for shares below net asset value;

  (g) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

  (h) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

5. Not Applicable.

6. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Moraga and State of California on the 29th day of July, 2016.

MacKenzie Realty Capital, Inc.
.
By:  /s/ Robert Dixon
Robert Dixon,
Chief Executive Officer

     The undersigned directors and officers of MacKenzie Realty Capital, Inc. hereby constitute and appoint Robert Dixon our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Amendment to Registration Statement on Form N-2 and all other amendments to such Registration Statement, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Paul Koslosky	Chief Financial Officer
Paul Koslosky	(Principal Financial and Accounting Officer)	July 29, 2016

/s/ Robert Dixon	Chief Executive Officer
Robert Dixon	(Principal Executive Officer)	July 29, 2016

/s/ C.E. Patterson
C.E. Patterson	Director	July 29, 2016

/s/ Tim Dozois
Tim Dozois	Director	July 29, 2016

/s/ Tom Frame
Tom Frame	Director	July 29, 2016